UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust Core Bond Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust Core Bond Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(12.58)%
Bloomberg U.S. Aggregate Index	(13.01)%
Net Assets as of 12/31/2022 (In Thousands)	$470,434
Duration as of 12/31/2022	5.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Bond markets fell amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine. However, investor demand for U.S. Treasury bonds and core U.S. corporate debt provided some support for the Bloomberg U.S. Aggregate Index, which broadly tr acks the performance of the U.S. investment-grade bond market.
Early in 2022, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”). Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
For the twelve-month period, bonds in both developed and emerging markets generally declined for the year.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Portfolio’s Class 1 shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2022.
Relative to the Benchmark, the Portfolio’s underweight allocation to agency mortgage-backed securities and its overweight position in asset-backed securities were leading contributors to performance. The Portfolio’s security selection in agency mortgage-backed securities and asset-backed securities, and its shorter duration relative to the Benchmark also contributed to relative performance. Generally, bonds of shorter duration will experience a smaller decrease in price as interest rates rise versus bonds of longer duration.
The Portfolio’s underweight allocation to U.S. Treasury securities, and its overweight allocation to corporate credit, non-agency mortgage-backed securities, and commercial mortgage-backed securities detracted from relative performance. The Portfolio’s security selection within corporate credit also detracted from relative performance.
HOW WAS THE PORTFOLIO POSITIONED?
The portfolio managers’ primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.
Relative to the Benchmark, the Portfolio ended the reporting period with underweight positions in U.S. Treasury securities and agency mortgage-backed securities, and overweight positions in corporate credit and securitized debt sectors, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve and maintained a shorter duration profile than the

2	JPMorgan Insurance Trust	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
Benchmark at the end of the period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	25.0%
Corporate Bonds	24.5
Mortgage-Backed Securities	20.6
Asset-Backed Securities	15.0
Commercial Mortgage-Backed Securities	5.7
Collateralized Mortgage Obligations	5.6
Others (each less than 1.0%)	0.6
Short-Term Investments	3.0

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust Core Bond Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
Class 1 SHARES	May 1, 1997	(12.58)%	0.13%	1.07%
Class 2 SHARES	August 16, 2006	(12.74)	(0.11)	0.83
TEN YEAR PORTFOLIO PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio and the Bloomberg U.S. Aggregate Index from December 31, 2012 to December 31, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The
Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 25.1%
U.S. Treasury Bonds
3.50%, 2/15/2039	1,038	975
4.25%, 5/15/2039	945	973
1.13%, 5/15/2040	1,220	764
3.88%, 8/15/2040	1,975	1,927
1.88%, 2/15/2041	1,110	785
2.25%, 5/15/2041	4,785	3,597
1.75%, 8/15/2041	515	352
2.00%, 11/15/2041	205	146
3.13%, 11/15/2041	950	821
2.38%, 2/15/2042	2,510	1,916
2.75%, 8/15/2042	1,800	1,447
2.75%, 11/15/2042	2,345	1,880
4.00%, 11/15/2042	3,000	2,937
3.13%, 2/15/2043	500	427
2.88%, 5/15/2043	1,590	1,298
3.63%, 8/15/2043	350	322
3.75%, 11/15/2043	514	482
3.63%, 2/15/2044	645	592
3.38%, 5/15/2044	1,000	882
3.00%, 11/15/2044	663	547
2.50%, 2/15/2045	2,000	1,506
2.88%, 8/15/2045	570	459
3.00%, 11/15/2045	1,000	823
2.25%, 8/15/2046	3,104	2,196
3.00%, 2/15/2047	28	23
3.00%, 2/15/2048	90	74
3.13%, 5/15/2048	176	148
2.88%, 5/15/2049	160	129
2.25%, 8/15/2049	1,095	770
2.38%, 11/15/2049	1,365	987
2.00%, 2/15/2050	740	489
1.25%, 5/15/2050	197	106
1.38%, 8/15/2050	140	78
1.63%, 11/15/2050	2,240	1,333
1.88%, 2/15/2051	3,514	2,233
2.38%, 5/15/2051	1,100	789
2.00%, 8/15/2051	1,215	796
1.88%, 11/15/2051	5,100	3,230
2.25%, 2/15/2052	2,125	1,478
2.88%, 5/15/2052	2,225	1,783
3.00%, 8/15/2052	1,400	1,153
U.S. Treasury Inflation Indexed Bonds
3.63%, 4/15/2028	300	602
2.50%, 1/15/2029	100	145
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Notes
1.50%, 2/28/2023	425	423
2.75%, 5/31/2023	46	46
2.50%, 8/15/2023	600	592
1.38%, 8/31/2023	700	684
1.63%, 10/31/2023	2,000	1,950
2.13%, 2/29/2024	94	91
2.50%, 5/15/2024	30	29
2.00%, 6/30/2024	10	10
2.25%, 11/15/2024	112	108
1.75%, 12/31/2024	2,766	2,625
2.00%, 2/15/2025	1,000	951
2.88%, 4/30/2025	146	141
2.13%, 5/15/2025	575	546
2.88%, 5/31/2025	318	307
2.00%, 8/15/2025	729	688
2.25%, 11/15/2025	610	577
0.38%, 1/31/2026	650	578
1.63%, 2/15/2026	59	55
0.50%, 2/28/2026	4,645	4,139
2.50%, 2/28/2026	160	152
0.75%, 4/30/2026	100	89
0.88%, 6/30/2026	3,965	3,546
1.50%, 8/15/2026	28	25
0.88%, 9/30/2026	180	160
2.00%, 11/15/2026	84	78
1.75%, 12/31/2026	2,082	1,906
1.50%, 1/31/2027	74	67
2.25%, 2/15/2027	293	273
2.63%, 5/31/2027	5,100	4,807
2.75%, 7/31/2027	2,230	2,110
3.13%, 8/31/2027	2,935	2,823
0.38%, 9/30/2027	1,160	978
3.88%, 11/30/2027	3,000	2,984
2.75%, 2/15/2028	65	61
1.25%, 3/31/2028	2,475	2,151
2.88%, 5/15/2028	991	935
1.25%, 6/30/2028	3,937	3,405
2.88%, 4/30/2029	6,775	6,345
3.13%, 8/31/2029	2,895	2,748
1.75%, 11/15/2029	265	231
1.50%, 2/15/2030	389	331
0.63%, 8/15/2030	280	220
0.88%, 11/15/2030	2,050	1,639
1.63%, 5/15/2031	805	677
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
1.25%, 8/15/2031	250	203
1.38%, 11/15/2031	840	684
1.88%, 2/15/2032	2,950	2,503
2.88%, 5/15/2032	1,630	1,502
U.S. Treasury STRIPS Bonds
2.87%, 5/15/2023(a)	2,420	2,381
2.37%, 8/15/2023(a)	1,890	1,837
2.90%, 11/15/2023(a)	173	166
1.77%, 2/15/2024(a)	327	311
3.63%, 11/15/2024(a)	110	101
4.12%, 2/15/2025(a)	50	46
5.73%, 5/15/2026(a)	100	87
3.80%, 8/15/2026(a)	23	20
4.01%, 11/15/2026(a)	250	213
4.59%, 2/15/2027(a)	300	253
4.10%, 5/15/2027(a)	725	606
3.60%, 8/15/2027(a)	250	207
4.48%, 11/15/2027(a)	710	582
3.34%, 2/15/2028(a)	27	22
3.21%, 5/15/2028(a)	140	112
8.56%, 8/15/2028(a)	50	40
4.58%, 2/15/2029(a)	658	513
1.63%, 8/15/2029(a)	3,400	2,594
4.37%, 11/15/2029(a)	200	151
5.43%, 5/15/2030(a)	300	222
4.41%, 8/15/2030(a)	300	220
4.01%, 11/15/2030(a)	500	364
5.07%, 2/15/2031(a)	350	253
4.39%, 5/15/2031(a)	275	196
3.65%, 11/15/2031(a)	760	532
4.17%, 2/15/2032(a)	350	242
4.77%, 11/15/2032(a)	800	535
4.21%, 2/15/2033(a)	400	264
4.40%, 5/15/2033(a)	1,175	771
7.27%, 8/15/2033(a)	100	65
4.95%, 11/15/2033(a)	1,025	657
4.35%, 2/15/2034(a)	775	491
3.67%, 11/15/2034(a)	50	31
3.58%, 2/15/2035(a)	65	39
3.97%, 5/15/2035(a)	250	150
2.53%, 11/15/2041(a)	100	45
Total U.S. Treasury Obligations (Cost $138,877)		117,892
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 24.6%
Aerospace & Defense — 0.6%
Airbus SE (France) 3.15%, 4/10/2027 (b)	164	152
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	45	44
BAE Systems plc (United Kingdom)
1.90%, 2/15/2031(b)	200	155
5.80%, 10/11/2041(b)	51	51
Boeing Co. (The)
1.17%, 2/4/2023	160	159
4.88%, 5/1/2025	125	124
2.75%, 2/1/2026	126	117
2.20%, 2/4/2026	200	182
2.70%, 2/1/2027	640	578
3.25%, 3/1/2028	224	200
5.15%, 5/1/2030	190	185
5.71%, 5/1/2040	175	167
L3Harris Technologies, Inc. 1.80%, 1/15/2031	220	169
Leidos, Inc. 2.30%, 2/15/2031	120	92
Northrop Grumman Corp. 5.15%, 5/1/2040	140	136
Raytheon Technologies Corp.
3.20%, 3/15/2024	28	27
4.50%, 6/1/2042	80	72
4.15%, 5/15/2045	138	115
3.75%, 11/1/2046	80	62
4.35%, 4/15/2047	90	77
		2,864
Airlines — 0.0% ^
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	14	13
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	110	83
Automobiles — 0.3%
Hyundai Capital America
1.80%, 10/15/2025(b)	140	126
1.30%, 1/8/2026(b)	115	101
1.50%, 6/15/2026(b)	45	39
3.00%, 2/10/2027(b)	200	179
2.38%, 10/15/2027(b)	130	111
1.80%, 1/10/2028(b)	215	176
Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (b)	673	610
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (b)	200	153
		1,495
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — 4.5%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (b) (c)	300	243
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (b) (c)	250	241
ANZ New Zealand Int'l Ltd. (New Zealand)
3.45%, 1/21/2028(b)	200	183
2.55%, 2/13/2030(b)	200	165
Banco Nacional de Panama (Panama) 2.50%, 8/11/2030 (b)	300	239
Banco Santander SA (Spain)
2.75%, 5/28/2025	200	187
5.15%, 8/18/2025	200	198
1.85%, 3/25/2026	400	353
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027(c)	200	171
Bank of America Corp.
Series L, 3.95%, 4/21/2025	92	90
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026(c)	100	95
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027(c)	100	88
(SOFR + 0.96%), 1.73%, 7/22/2027(c)	235	206
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028(c)	260	241
(SOFR + 1.58%), 4.38%, 4/27/2028(c)	360	344
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029(c)	76	70
(SOFR + 1.06%), 2.09%, 6/14/2029(c)	204	172
(SOFR + 2.15%), 2.59%, 4/29/2031(c)	313	255
(SOFR + 1.53%), 1.90%, 7/23/2031(c)	150	115
(SOFR + 1.21%), 2.57%, 10/20/2032(c)	330	258
(SOFR + 1.33%), 2.97%, 2/4/2033(c)	110	89
(SOFR + 1.93%), 2.68%, 6/19/2041(c)	743	500
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026(b) (c)	287	285
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027(b) (c)	206	174
Bank of Montreal (Canada)
1.85%, 5/1/2025	200	187
(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032(c)	47	41
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Banque Federative du Credit Mutuel SA (France)
2.38%, 11/21/2024(b)	254	240
1.60%, 10/4/2026(b)	245	213
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024(c)	369	351
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026(c)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032(c)	200	152
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026(b) (c)	293	269
(SOFR + 1.00%), 1.32%, 1/13/2027(b) (c)	232	203
(SOFR + 1.22%), 2.16%, 9/15/2029(b) (c)	349	285
(SOFR + 1.51%), 3.05%, 1/13/2031(b) (c)	320	262
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035(b) (c)	320	234
Citigroup, Inc.
4.40%, 6/10/2025	78	77
4.45%, 9/29/2027	210	200
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028(c)	200	187
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028(c)	605	556
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028(c)	75	68
(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029(c)	74	68
(SOFR + 1.17%), 2.56%, 5/1/2032(c)	625	493
(SOFR + 1.18%), 2.52%, 11/3/2032(c)	110	86
(SOFR + 1.35%), 3.06%, 1/25/2033(c)	171	138
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039(c)	50	41
(SOFR + 1.38%), 2.90%, 11/3/2042(c)	75	52
Comerica, Inc. 4.00%, 2/1/2029	150	140
Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450	423
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026(b) (c)	650	592
(SOFR + 0.89%), 1.25%, 1/26/2027(b) (c)	400	350
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	325	275
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024(c)	229	227
(SOFR + 3.03%), 7.34%, 11/3/2026(c)	314	327
(SOFR + 1.29%), 1.59%, 5/24/2027(c)	200	172
(SOFR + 1.29%), 2.21%, 8/17/2029(c)	200	161
(SOFR + 1.95%), 2.36%, 8/18/2031(c)	300	229
6.50%, 9/15/2037	250	241
6.10%, 1/14/2042	120	125
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026(b) (c)	210	189
3.95%, 3/29/2027	200	189
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (c)	55	52
Lloyds Banking Group plc (United Kingdom)
4.50%, 11/4/2024	220	215
4.58%, 12/10/2025	200	194
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026(c)	200	190
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027(c)	245	212
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027(c)	220	191
2.05%, 7/17/2030	340	268
3.75%, 7/18/2039	515	418
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027(c)	255	221
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028(c)	380	380
(SOFR + 1.57%), 2.87%, 9/13/2030(c)	220	184
National Australia Bank Ltd. (Australia)
2.33%, 8/21/2030(b)	250	190
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034(b) (c)	440	370
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	283	277
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028(c)	440	393
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029(c)	200	189
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029(c)	200	186
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (b)	200	201
PNC Bank NA 2.50%, 8/27/2024	250	240
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 2.75%), 6.83%, 11/21/2026(c)	234	237
(SOFR + 0.99%), 1.67%, 6/14/2027(c)	220	187
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026(b) (c)	260	226
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027(b) (c)	215	185
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032(b) (c)	500	385
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025(b) (c)	280	288
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027(b) (c)	245	212
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.01%, 10/19/2026	25	23
3.04%, 7/16/2029	345	298
Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	403	359
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027(b) (c)	200	171
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032(b) (c)	200	176
Wells Fargo & Co.
5.38%, 11/2/2043	200	186
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
4.40%, 6/14/2046	47	38
Westpac Banking Corp. (Australia)
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031(c)	140	132
3.13%, 11/18/2041	221	146
		21,024
Beverages — 0.4%
Anheuser-Busch Cos. LLC (Belgium)
4.70%, 2/1/2036	373	352
4.90%, 2/1/2046	105	95
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	120	113
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	150	134
4.44%, 10/6/2048	130	111
Coca-Cola Femsa SAB de CV (Mexico) 1.85%, 9/1/2032	215	162
Constellation Brands, Inc.
2.88%, 5/1/2030	420	358
5.25%, 11/15/2048	25	23
Diageo Capital plc (United Kingdom) 1.38%, 9/29/2025	350	321
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	260	180
Keurig Dr Pepper, Inc. 4.42%, 12/15/2046	64	53
		1,902
Biotechnology — 0.5%
AbbVie, Inc.
3.20%, 11/21/2029	516	465
4.50%, 5/14/2035	100	93
4.05%, 11/21/2039	510	437
4.40%, 11/6/2042	370	321
4.85%, 6/15/2044	200	183
Amgen, Inc. 1.65%, 8/15/2028	120	100
Baxalta, Inc. 5.25%, 6/23/2045	3	3
Biogen, Inc. 2.25%, 5/1/2030	153	125
Gilead Sciences, Inc. 2.60%, 10/1/2040	310	216
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	460	355
		2,298
Building Products — 0.1%
Lennox International, Inc. 1.35%, 8/1/2025	540	489
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued
Masco Corp.
2.00%, 10/1/2030	90	69
6.50%, 8/15/2032	80	82
		640
Capital Markets — 2.0%
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (b)	21	17
Blackstone Secured Lending Fund 3.65%, 7/14/2023	200	198
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	55	50
4.85%, 3/29/2029	54	51
4.70%, 9/20/2047	9	7
Charles Schwab Corp. (The) 3.20%, 3/2/2027	100	94
Credit Suisse Group AG (Switzerland)
(SOFR + 1.56%), 2.59%, 9/11/2025(b) (c)	589	521
(SOFR + 2.04%), 2.19%, 6/5/2026(b) (c)	250	214
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024(c)	380	367
(SOFR + 1.87%), 2.13%, 11/24/2026(c)	205	181
(SOFR + 1.32%), 2.55%, 1/7/2028(c)	350	298
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025(c)	137	132
4.25%, 10/21/2025	105	102
3.85%, 1/26/2027	45	43
(SOFR + 0.91%), 1.95%, 10/21/2027(c)	195	170
(SOFR + 1.11%), 2.64%, 2/24/2028(c)	301	268
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028(c)	742	689
2.60%, 2/7/2030	400	334
(SOFR + 1.25%), 2.38%, 7/21/2032(c)	95	74
6.75%, 10/1/2037	80	85
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038(c)	400	329
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039(c)	215	186
Jefferies Financial Group, Inc. 6.45%, 6/8/2027	81	85
Macquarie Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (b) (c)	200	145
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024(b)	330	332
(SOFR + 1.07%), 1.34%, 1/12/2027(b) (c)	210	183
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030(b) (c)	220	207
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026(c)	550	511
4.35%, 9/8/2026	20	19
3.63%, 1/20/2027	101	95
(SOFR + 1.00%), 2.48%, 1/21/2028(c)	39	35
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028(c)	222	204
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(c)	96	88
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030(c)	159	148
(SOFR + 1.03%), 1.79%, 2/13/2032(c)	280	210
(SOFR + 1.49%), 3.22%, 4/22/2042(c)	265	196
4.30%, 1/27/2045	85	72
Nomura Holdings, Inc. (Japan)
2.65%, 1/16/2025	212	200
2.68%, 7/16/2030	200	160
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	29	26
Nuveen LLC 4.00%, 11/1/2028 (b)	160	149
S&P Global, Inc.
4.25%, 5/1/2029(b)	346	330
2.90%, 3/1/2032(b)	193	165
UBS Group AG (Switzerland)
4.13%, 9/24/2025(b)	400	389
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026(b) (c)	449	439
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027(b) (c)	200	175
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027(b) (c)	240	232
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032(b) (c)	250	188
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033(b) (c)	200	155
		9,548
Chemicals — 0.6%
Air Products and Chemicals, Inc. 1.85%, 5/15/2027	310	275
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
Albemarle Corp. 5.45%, 12/1/2044	50	45
Celanese US Holdings LLC 6.05%, 3/15/2025	151	150
Chevron Phillips Chemical Co. LLC 5.13%, 4/1/2025 (b)	485	484
Dow Chemical Co. (The) 4.55%, 11/30/2025	14	14
DuPont de Nemours, Inc. 5.32%, 11/15/2038	595	572
Eastman Chemical Co. 4.50%, 12/1/2028	220	208
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027(b)	190	160
3.27%, 11/15/2040(b)	110	79
5.00%, 9/26/2048	52	44
3.47%, 12/1/2050(b)	80	54
LYB International Finance III LLC
1.25%, 10/1/2025	79	71
3.63%, 4/1/2051	245	164
Nutrien Ltd. (Canada)
4.00%, 12/15/2026	70	67
4.20%, 4/1/2029	25	24
4.13%, 3/15/2035	90	78
5.00%, 4/1/2049	40	36
RPM International, Inc. 2.95%, 1/15/2032	305	240
Union Carbide Corp. 7.75%, 10/1/2096	75	84
		2,849
Commercial Services & Supplies — 0.0% ^
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	90	53
Construction & Engineering — 0.1%
Quanta Services, Inc.
2.90%, 10/1/2030	360	296
2.35%, 1/15/2032	270	205
		501
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	52	48
3.50%, 12/15/2027	100	93
		141
Consumer Finance — 1.2%
AerCap Ireland Capital DAC (Ireland)
4.50%, 9/15/2023	600	596
2.88%, 8/14/2024	150	142
1.75%, 1/30/2026	150	132
2.45%, 10/29/2026	170	149
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
3.00%, 10/29/2028	210	176
3.30%, 1/30/2032	195	152
American Express Co. 4.20%, 11/6/2025	150	148
American Honda Finance Corp. 2.30%, 9/9/2026	17	16
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025(b)	275	254
5.50%, 1/15/2026(b)	395	375
2.13%, 2/21/2026(b)	160	138
4.25%, 4/15/2026(b)	245	222
4.38%, 5/1/2026(b)	150	137
2.53%, 11/18/2027(b)	1,301	1,040
Capital One Financial Corp.
4.20%, 10/29/2025	40	39
(SOFR + 2.16%), 4.98%, 7/24/2026(c)	120	117
(SOFR + 0.86%), 1.88%, 11/2/2027(c)	74	64
(SOFR + 1.27%), 2.62%, 11/2/2032(c)	235	180
General Motors Financial Co., Inc.
1.20%, 10/15/2024	110	102
3.80%, 4/7/2025	180	174
1.25%, 1/8/2026	467	411
4.35%, 1/17/2027	113	107
2.35%, 1/8/2031	97	73
2.70%, 6/10/2031	205	157
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023(b)	475	474
5.50%, 2/15/2024(b)	23	23
		5,598
Containers & Packaging — 0.1%
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	284	248
Packaging Corp. of America 4.05%, 12/15/2049	155	118
WRKCo, Inc.
3.00%, 9/15/2024	80	77
3.90%, 6/1/2028	35	32
		475
Diversified Consumer Services — 0.1%
Pepperdine University Series 2020, 3.30%, 12/1/2059	110	69
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Consumer Services — continued
University of Miami Series 2022, 4.06%, 4/1/2052	120	98
University of Southern California Series A, 3.23%, 10/1/2120	110	64
		231
Diversified Financial Services — 0.2%
Corebridge Financial, Inc.
3.65%, 4/5/2027(b)	185	173
3.85%, 4/5/2029(b)	130	118
GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (b)	67	62
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	475	405
ORIX Corp. (Japan) 3.25%, 12/4/2024	100	96
		854
Diversified Telecommunication Services — 0.4%
AT&T, Inc.
2.30%, 6/1/2027	520	463
1.65%, 2/1/2028	55	46
2.25%, 2/1/2032	430	337
3.50%, 6/1/2041	154	115
3.65%, 6/1/2051	381	268
3.55%, 9/15/2055	126	84
Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (b)	150	134
Verizon Communications, Inc.
2.10%, 3/22/2028	200	174
3.15%, 3/22/2030	40	35
1.68%, 10/30/2030	75	58
2.36%, 3/15/2032	147	117
2.65%, 11/20/2040	260	176
		2,007
Electric Utilities — 1.6%
AEP Transmission Co. LLC 3.15%, 9/15/2049	35	24
Alabama Power Co. 6.13%, 5/15/2038	62	66
Avangrid, Inc. 3.15%, 12/1/2024	72	69
Baltimore Gas and Electric Co.
3.50%, 8/15/2046	47	35
2.90%, 6/15/2050	110	73
CenterPoint Energy Houston Electric LLC
3.95%, 3/1/2048	10	8
Series AD, 2.90%, 7/1/2050	200	134
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	11

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	200	190
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028(b)	95	87
4.55%, 11/15/2030(b)	65	61
Commonwealth Edison Co. 3.65%, 6/15/2046	30	23
Duke Energy Corp. 2.65%, 9/1/2026	100	92
Duke Energy Indiana LLC 3.75%, 5/15/2046	60	46
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46	34
Duke Energy Progress LLC 3.70%, 10/15/2046	54	41
Duquesne Light Holdings, Inc.
3.62%, 8/1/2027(b)	160	144
2.53%, 10/1/2030(b)	210	166
Edison International 3.55%, 11/15/2024	284	274
Emera US Finance LP (Canada) 4.75%, 6/15/2046	130	100
Entergy Arkansas LLC 3.50%, 4/1/2026	22	21
Entergy Corp. 2.95%, 9/1/2026	21	20
Entergy Louisiana LLC
2.40%, 10/1/2026	59	54
3.05%, 6/1/2031	38	32
4.00%, 3/15/2033	40	36
2.90%, 3/15/2051	130	83
Entergy Mississippi LLC 3.85%, 6/1/2049	135	103
Evergy Metro, Inc.
3.15%, 3/15/2023	24	24
5.30%, 10/1/2041	50	48
4.20%, 3/15/2048	50	41
Evergy, Inc. 2.90%, 9/15/2029	170	147
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	585	532
Florida Power & Light Co. 5.40%, 9/1/2035	50	49
Fortis, Inc. (Canada) 3.06%, 10/4/2026	124	115
Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100	105
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	100	84
Jersey Central Power & Light Co.
4.30%, 1/15/2026(b)	40	39
6.15%, 6/1/2037	30	29
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	56	40
MidAmerican Energy Co. 3.50%, 10/15/2024	59	58
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	40	38
Nevada Power Co. Series CC, 3.70%, 5/1/2029	100	94
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	45	34
NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27	25
Niagara Mohawk Power Corp.
3.51%, 10/1/2024(b)	19	18
1.96%, 6/27/2030(b)	250	198
NRG Energy, Inc.
2.00%, 12/2/2025(b)	185	165
2.45%, 12/2/2027(b)	210	174
4.45%, 6/15/2029(b)	110	97
OGE Energy Corp. 0.70%, 5/26/2023	135	133
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	165	162
Oncor Electric Delivery Co. LLC
5.75%, 3/15/2029	25	26
3.10%, 9/15/2049	215	152
Pacific Gas and Electric Co.
1.70%, 11/15/2023	175	169
3.25%, 2/16/2024	505	493
3.45%, 7/1/2025	145	137
2.95%, 3/1/2026	90	82
3.75%, 8/15/2042(d)	33	22
4.30%, 3/15/2045	55	39
4.00%, 12/1/2046	230	154
PECO Energy Co. 2.80%, 6/15/2050	100	65
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	19	17
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	245	248
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	160	148
Series A-4, 5.21%, 12/1/2047	110	106
Series A-5, 5.10%, 6/1/2052	205	193
Potomac Electric Power Co. 6.50%, 11/15/2037	75	82
Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175	183
Public Service Electric and Gas Co. 5.38%, 11/1/2039	28	27
Southern California Edison Co.
Series C, 3.50%, 10/1/2023	53	52
Series B, 3.65%, 3/1/2028	80	75
Series 05-B, 5.55%, 1/15/2036	80	74
4.05%, 3/15/2042	100	80
Tampa Electric Co. 4.45%, 6/15/2049	100	83
Toledo Edison Co. (The) 6.15%, 5/15/2037	50	52
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Union Electric Co. 2.95%, 6/15/2027	36	34
Virginia Electric and Power Co. 6.35%, 11/30/2037	70	74
		7,332
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.
4.50%, 3/1/2023	8	8
3.25%, 9/8/2024	44	42
3.88%, 1/12/2028	22	20
Corning, Inc. 3.90%, 11/15/2049	284	207
		277
Energy Equipment & Services — 0.2%
Baker Hughes Holdings LLC
3.14%, 11/7/2029	180	159
4.49%, 5/1/2030	115	109
5.13%, 9/15/2040	40	37
Halliburton Co.
4.85%, 11/15/2035	30	27
6.70%, 9/15/2038	60	63
NOV, Inc. 3.60%, 12/1/2029	200	176
Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	300	275
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (b)	62	58
		904
Entertainment — 0.0% ^
Activision Blizzard, Inc. 1.35%, 9/15/2030	241	188
Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc.
3.80%, 4/15/2026	23	22
2.00%, 5/18/2032	240	184
1.88%, 2/1/2033	140	104
4.00%, 2/1/2050	125	95
American Tower Corp.
5.00%, 2/15/2024	71	71
3.38%, 10/15/2026	44	41
1.50%, 1/31/2028	325	269
2.10%, 6/15/2030	150	119
1.88%, 10/15/2030	275	212
3.70%, 10/15/2049	230	163
3.10%, 6/15/2050	130	82
2.95%, 1/15/2051	85	53
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Boston Properties LP
3.13%, 9/1/2023	30	30
3.20%, 1/15/2025	61	58
3.65%, 2/1/2026	67	63
Brixmor Operating Partnership LP
3.65%, 6/15/2024	50	48
3.85%, 2/1/2025	50	48
2.25%, 4/1/2028	200	165
2.50%, 8/16/2031	105	80
Corporate Office Properties LP
2.25%, 3/15/2026	470	412
2.75%, 4/15/2031	326	244
Crown Castle, Inc. 4.00%, 3/1/2027	24	23
Digital Realty Trust LP 3.70%, 8/15/2027	31	29
Equinix, Inc.
2.90%, 11/18/2026	285	260
2.00%, 5/15/2028	463	391
Essex Portfolio LP
1.65%, 1/15/2031	200	149
2.65%, 3/15/2032	145	114
GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	79	73
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	43	39
Healthcare Realty Holdings LP
3.10%, 2/15/2030	310	259
2.00%, 3/15/2031	160	121
Healthpeak Properties, Inc.
2.13%, 12/1/2028	330	277
3.50%, 7/15/2029	132	117
3.00%, 1/15/2030	90	77
Life Storage LP
4.00%, 6/15/2029	150	134
2.20%, 10/15/2030	300	233
2.40%, 10/15/2031	125	96
Mid-America Apartments LP
3.95%, 3/15/2029	230	216
1.70%, 2/15/2031	150	117
National Retail Properties, Inc.
3.60%, 12/15/2026	58	54
4.30%, 10/15/2028	150	139
Office Properties Income Trust
2.40%, 2/1/2027	255	186
3.45%, 10/15/2031	130	87
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Physicians Realty LP 2.63%, 11/1/2031	130	101
Prologis LP
3.25%, 6/30/2026	18	17
2.88%, 11/15/2029	95	83
2.25%, 4/15/2030	20	17
2.13%, 10/15/2050	150	83
Public Storage
1.95%, 11/9/2028	156	133
2.25%, 11/9/2031	131	105
Regency Centers LP 2.95%, 9/15/2029	215	180
Sabra Health Care LP 3.20%, 12/1/2031	210	156
Safehold Operating Partnership LP 2.85%, 1/15/2032	400	304
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	170	163
SITE Centers Corp. 3.63%, 2/1/2025	61	58
UDR, Inc.
2.95%, 9/1/2026	28	26
3.20%, 1/15/2030	150	130
3.00%, 8/15/2031	25	21
2.10%, 8/1/2032	160	118
1.90%, 3/15/2033	240	171
Ventas Realty LP
4.13%, 1/15/2026	9	9
3.25%, 10/15/2026	25	23
3.85%, 4/1/2027	49	46
Vornado Realty LP 3.50%, 1/15/2025	60	56
Welltower, Inc.
3.10%, 1/15/2030	85	72
6.50%, 3/15/2041	125	124
WP Carey, Inc.
4.25%, 10/1/2026	245	236
2.25%, 4/1/2033	180	133
		8,319
Food & Staples Retailing — 0.3%
7-Eleven, Inc.
0.95%, 2/10/2026(b)	170	149
1.30%, 2/10/2028(b)	137	114
2.50%, 2/10/2041(b)	139	92
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041(b)	250	178
3.80%, 1/25/2050(b)	230	161
3.63%, 5/13/2051(b)	280	187
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
CVS Pass-Through Trust
7.51%, 1/10/2032(b)	59	62
5.93%, 1/10/2034(b)	66	64
Series 2013, 4.70%, 1/10/2036(b)	143	128
Kroger Co. (The)
2.20%, 5/1/2030	500	406
5.40%, 7/15/2040	18	17
		1,558
Food Products — 0.4%
Bimbo Bakeries USA, Inc. (Mexico) 4.00%, 5/17/2051 (b)	290	218
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	400	328
Campbell Soup Co. 3.13%, 4/24/2050	47	32
Conagra Brands, Inc. 5.30%, 11/1/2038	35	33
General Mills, Inc. 3.00%, 2/1/2051	100	69
Kraft Heinz Foods Co.
4.63%, 10/1/2039	200	176
4.38%, 6/1/2046	153	124
McCormick & Co., Inc. 2.50%, 4/15/2030	342	285
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27	27
Smithfield Foods, Inc.
5.20%, 4/1/2029(b)	160	146
3.00%, 10/15/2030(b)	380	289
Tyson Foods, Inc.
4.88%, 8/15/2034	20	19
5.15%, 8/15/2044	90	83
		1,829
Gas Utilities — 0.2%
Atmos Energy Corp.
4.13%, 10/15/2044	50	41
4.13%, 3/15/2049	155	127
Boston Gas Co. 4.49%, 2/15/2042 (b)	22	18
Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (b)	80	60
ONE Gas, Inc. 2.00%, 5/15/2030	200	163
Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200	183
Southern California Gas Co.
Series XX, 2.55%, 2/1/2030	195	166
6.35%, 11/15/2052	200	219
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	53	58
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Gas Utilities — continued
4.80%, 3/15/2047(b)	26	21
Southwest Gas Corp. 3.80%, 9/29/2046	44	30
		1,086
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories 4.75%, 11/30/2036	130	128
Becton Dickinson and Co. 4.67%, 6/6/2047	75	66
Boston Scientific Corp. 4.55%, 3/1/2039	49	44
DH Europe Finance II SARL 3.25%, 11/15/2039	184	147
		385
Health Care Providers & Services — 0.8%
Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	130	107
Ascension Health Series B, 2.53%, 11/15/2029	190	163
Children's Hospital Series 2020, 2.93%, 7/15/2050	180	113
Cigna Corp. 4.50%, 2/25/2026	127	125
CommonSpirit Health
1.55%, 10/1/2025	145	130
2.78%, 10/1/2030	145	119
3.91%, 10/1/2050	140	104
CVS Health Corp.
4.30%, 3/25/2028	21	20
5.05%, 3/25/2048	323	290
Elevance Health, Inc.
3.35%, 12/1/2024	70	68
4.10%, 3/1/2028	55	53
4.65%, 1/15/2043	18	16
4.65%, 8/15/2044	65	58
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 9/1/2041	390	271
Series 2020, 2.88%, 9/1/2050	230	149
HCA, Inc.
5.25%, 6/15/2026	340	336
5.13%, 6/15/2039	125	112
5.50%, 6/15/2047	245	217
Memorial Health Services 3.45%, 11/1/2049	245	178
Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83	64
MultiCare Health System 2.80%, 8/15/2050	120	71
MyMichigan Health Series 2020, 3.41%, 6/1/2050	80	55
Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Quest Diagnostics, Inc. 3.45%, 6/1/2026	17	16
Texas Health Resources 2.33%, 11/15/2050	140	80
UnitedHealth Group, Inc.
4.63%, 7/15/2035	34	33
3.50%, 8/15/2039	160	131
3.25%, 5/15/2051	140	100
5.88%, 2/15/2053	140	151
Universal Health Services, Inc. 2.65%, 10/15/2030	36	29
Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	200	120
		3,513
Hotels, Restaurants & Leisure — 0.0% ^
McDonald's Corp. 4.70%, 12/9/2035	60	57
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	95	94
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	200	192
Constellation Energy Generation LLC
3.25%, 6/1/2025	250	239
6.25%, 10/1/2039	100	102
5.75%, 10/1/2041	144	140
Southern Power Co. 5.15%, 9/15/2041	50	45
Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	25	18
		736
Industrial Conglomerates — 0.0% ^
Honeywell International, Inc. 2.50%, 11/1/2026	150	138
Insurance — 0.8%
AIA Group Ltd. (Hong Kong)
3.20%, 3/11/2025(b)	200	191
3.90%, 4/6/2028(b)	210	197
3.60%, 4/9/2029(b)	200	182
Assurant, Inc. 4.20%, 9/27/2023	63	62
Athene Global Funding
2.75%, 6/25/2024(b)	155	147
2.50%, 1/14/2025(b)	103	96
1.45%, 1/8/2026(b)	370	324
2.95%, 11/12/2026(b)	515	465
Berkshire Hathaway Finance Corp.
4.30%, 5/15/2043	62	56
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	15

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
3.85%, 3/15/2052	210	167
Brown & Brown, Inc. 2.38%, 3/15/2031	460	350
Chubb INA Holdings, Inc. 2.70%, 3/13/2023	120	120
CNA Financial Corp. 3.95%, 5/15/2024	44	43
F&G Global Funding 1.75%, 6/30/2026 (b)	185	165
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b)	21	17
Hanover Insurance Group, Inc. (The) 2.50%, 9/1/2030	120	92
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70	56
Jackson National Life Global Funding 3.88%, 6/11/2025 (b)	87	84
Liberty Mutual Group, Inc.
4.57%, 2/1/2029(b)	27	25
3.95%, 10/15/2050(b)	207	144
Markel Corp. 3.63%, 3/30/2023	40	40
MetLife, Inc. 4.13%, 8/13/2042	28	24
New York Life Global Funding 2.35%, 7/14/2026 (b)	65	60
New York Life Insurance Co. 4.45%, 5/15/2069 (b)	105	86
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	195	165
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (c)	134	102
Principal Financial Group, Inc. 3.70%, 5/15/2029	30	28
Prudential Financial, Inc. 3.91%, 12/7/2047	61	49
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	150	159
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (b)	50	41
		3,737
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
3.88%, 8/22/2037	80	71
3.95%, 4/13/2052	390	323
eBay, Inc. 2.60%, 5/10/2031	830	680
		1,074
IT Services — 0.2%
CGI, Inc. (Canada) 2.30%, 9/14/2031	370	281
Fiserv, Inc.
3.20%, 7/1/2026	70	65
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — continued
4.40%, 7/1/2049	65	53
Global Payments, Inc.
3.20%, 8/15/2029	236	201
5.30%, 8/15/2029	91	88
2.90%, 5/15/2030	48	39
2.90%, 11/15/2031	92	73
		800
Leisure Products — 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	332	295
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	330	267
Machinery — 0.1%
nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75	69
Otis Worldwide Corp. 2.57%, 2/15/2030	280	235
Parker-Hannifin Corp. 4.45%, 11/21/2044	30	26
Xylem, Inc. 2.25%, 1/30/2031	110	89
		419
Media — 0.5%
Charter Communications Operating LLC
5.38%, 4/1/2038	38	32
3.50%, 3/1/2042	195	125
4.80%, 3/1/2050	240	174
3.70%, 4/1/2051	445	271
Comcast Corp.
3.55%, 5/1/2028	66	62
4.25%, 1/15/2033	167	157
4.20%, 8/15/2034	89	82
3.90%, 3/1/2038	32	28
3.25%, 11/1/2039	130	101
3.75%, 4/1/2040	160	132
4.00%, 11/1/2049	52	41
2.89%, 11/1/2051	186	119
2.94%, 11/1/2056	291	180
2.99%, 11/1/2063	76	46
Cox Communications, Inc.
3.35%, 9/15/2026(b)	67	63
2.95%, 10/1/2050(b)	180	108
Discovery Communications LLC
5.20%, 9/20/2047	80	59
4.00%, 9/15/2055	124	74
SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Paramount Global 4.00%, 1/15/2026	42	40
Time Warner Cable Enterprises LLC 8.38%, 7/15/2033	90	100
Time Warner Cable LLC
6.55%, 5/1/2037	50	48
7.30%, 7/1/2038	50	50
5.50%, 9/1/2041	100	83
		2,175
Metals & Mining — 0.3%
Glencore Funding LLC (Australia)
4.13%, 5/30/2023(b)	112	111
2.50%, 9/1/2030(b)	750	609
Nucor Corp. 2.98%, 12/15/2055	30	18
Reliance Steel & Aluminum Co. 1.30%, 8/15/2025	600	542
Steel Dynamics, Inc. 1.65%, 10/15/2027	126	106
		1,386
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	300	215
Multi-Utilities — 0.2%
Ameren Illinois Co. 3.25%, 3/15/2050	185	132
CenterPoint Energy, Inc. 1.45%, 6/1/2026	230	204
CMS Energy Corp.
3.88%, 3/1/2024	110	108
2.95%, 2/15/2027	47	42
Consolidated Edison Co. of New York, Inc.
5.70%, 6/15/2040	38	38
4.50%, 5/15/2058	54	45
Consumers Energy Co. 3.25%, 8/15/2046	19	14
Delmarva Power & Light Co. 4.15%, 5/15/2045	50	40
New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	50	47
NiSource, Inc.
2.95%, 9/1/2029	85	74
1.70%, 2/15/2031	190	145
San Diego Gas & Electric Co. 5.35%, 5/15/2035	70	68
Southern Co. Gas Capital Corp.
2.45%, 10/1/2023	19	18
3.25%, 6/15/2026	17	16
5.88%, 3/15/2041	96	95
4.40%, 6/1/2043	42	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued
3.95%, 10/1/2046	21	16
WEC Energy Group, Inc. 3.55%, 6/15/2025	11	10
		1,146
Oil, Gas & Consumable Fuels — 1.8%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	200	177
APA Infrastructure Ltd. (Australia)
4.20%, 3/23/2025(b)	120	116
4.25%, 7/15/2027(b)	73	68
Boardwalk Pipelines LP 3.40%, 2/15/2031	170	142
BP Capital Markets America, Inc.
3.02%, 1/16/2027	35	33
2.77%, 11/10/2050	130	83
2.94%, 6/4/2051	205	135
3.00%, 3/17/2052	135	89
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	140	132
Buckeye Partners LP 5.85%, 11/15/2043	100	75
Cameron LNG LLC 3.70%, 1/15/2039 (b)	188	149
Chevron USA, Inc. 3.25%, 10/15/2029	110	101
Coterra Energy, Inc. 3.90%, 5/15/2027	235	219
Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049	137	97
Ecopetrol SA (Colombia)
5.88%, 9/18/2023	28	28
4.13%, 1/16/2025	33	31
5.38%, 6/26/2026	39	37
Energy Transfer LP
4.75%, 1/15/2026	187	182
3.90%, 7/15/2026	24	23
5.50%, 6/1/2027	90	89
4.95%, 5/15/2028	40	38
4.15%, 9/15/2029	102	92
6.05%, 6/1/2041	100	94
6.10%, 2/15/2042	60	55
6.00%, 6/15/2048	235	212
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50	53
Enterprise Products Operating LLC
3.70%, 2/15/2026	38	37
7.55%, 4/15/2038	86	96
4.45%, 2/15/2043	87	73
5.10%, 2/15/2045	16	14
3.20%, 2/15/2052	50	33
4.95%, 10/15/2054	6	5
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	17

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
EQM Midstream Partners LP 5.50%, 7/15/2028	130	116
EQT Corp. 3.90%, 10/1/2027	60	55
Equinor ASA (Norway) 3.25%, 11/10/2024	23	22
Exxon Mobil Corp. 3.00%, 8/16/2039	405	310
Flex Intermediate Holdco LLC
3.36%, 6/30/2031(b)	355	277
4.32%, 12/30/2039(b)	130	93
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	241	193
Gray Oak Pipeline LLC
2.00%, 9/15/2023(b)	135	131
2.60%, 10/15/2025(b)	165	150
3.45%, 10/15/2027(b)	372	329
HF Sinclair Corp.
2.63%, 10/1/2023	255	250
5.88%, 4/1/2026	138	138
Magellan Midstream Partners LP 3.20%, 3/15/2025	14	13
Marathon Petroleum Corp. 4.70%, 5/1/2025	156	154
MPLX LP
4.50%, 7/15/2023	213	212
4.80%, 2/15/2029	261	250
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	215	175
ONEOK Partners LP
5.00%, 9/15/2023	72	72
6.65%, 10/1/2036	15	15
ONEOK, Inc. 2.20%, 9/15/2025	250	230
Phillips 66 Co.
3.15%, 12/15/2029(b)	95	83
4.90%, 10/1/2046(b)	37	33
Pioneer Natural Resources Co. 1.90%, 8/15/2030	270	211
Plains All American Pipeline LP
5.15%, 6/1/2042	120	97
4.30%, 1/31/2043	30	22
4.70%, 6/15/2044	110	83
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	235	235
5.00%, 3/15/2027	450	441
4.50%, 5/15/2030	200	185
Spectra Energy Partners LP 4.50%, 3/15/2045	25	21
Suncor Energy, Inc. (Canada)
5.95%, 12/1/2034	60	60
6.80%, 5/15/2038	145	152
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Targa Resources Corp. 4.20%, 2/1/2033	100	86
Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	15	14
TotalEnergies Capital International SA (France)
2.99%, 6/29/2041	350	261
3.46%, 7/12/2049	145	108
3.13%, 5/29/2050	260	184
TransCanada PipeLines Ltd. (Canada)
6.20%, 10/15/2037	70	71
4.75%, 5/15/2038	80	71
Valero Energy Corp.
2.15%, 9/15/2027	128	112
7.50%, 4/15/2032	14	16
		8,539
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The)
2.60%, 4/15/2030	404	347
3.13%, 12/1/2049	150	107
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029	260	234
		688
Pharmaceuticals — 0.5%
AstraZeneca plc (United Kingdom)
6.45%, 9/15/2037	50	56
4.00%, 9/18/2042	40	35
2.13%, 8/6/2050	140	82
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	114	101
2.35%, 11/13/2040	175	120
4.55%, 2/20/2048	47	42
Mylan, Inc. 5.40%, 11/29/2043	21	17
Royalty Pharma plc 1.20%, 9/2/2025	98	88
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	234	220
Takeda Pharmaceutical Co. Ltd. (Japan)
3.03%, 7/9/2040	545	400
3.18%, 7/9/2050	225	152
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	210	196
Viatris, Inc. 2.30%, 6/22/2027	589	503
Zoetis, Inc. 2.00%, 5/15/2030	170	138
		2,150
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC
5.75%, 5/1/2040	85	89
5.40%, 6/1/2041	126	127
4.38%, 9/1/2042	25	22
5.15%, 9/1/2043	77	75
4.70%, 9/1/2045	35	32
CSX Corp.
5.50%, 4/15/2041	50	50
4.75%, 11/15/2048	108	98
3.35%, 9/15/2049	10	7
ERAC USA Finance LLC
7.00%, 10/15/2037(b)	160	174
5.63%, 3/15/2042(b)	12	11
JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	70	69
Kansas City Southern 4.70%, 5/1/2048	197	170
Norfolk Southern Corp.
3.95%, 10/1/2042	70	58
4.05%, 8/15/2052	40	32
Penske Truck Leasing Co. LP
3.95%, 3/10/2025(b)	25	24
3.40%, 11/15/2026(b)	25	23
4.20%, 4/1/2027(b)	75	70
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (b)	270	249
Union Pacific Corp. 4.10%, 9/15/2067	150	117
		1,497
Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc. 2.80%, 10/1/2041	227	166
Broadcom, Inc.
1.95%, 2/15/2028(b)	592	500
3.14%, 11/15/2035(b)	378	278
3.19%, 11/15/2036(b)	370	266
Intel Corp. 3.10%, 2/15/2060	50	31
KLA Corp. 3.30%, 3/1/2050	150	109
Microchip Technology, Inc.
2.67%, 9/1/2023	89	87
0.97%, 2/15/2024	90	85
0.98%, 9/1/2024	76	70
NXP BV (China)
2.50%, 5/11/2031	360	283
3.25%, 5/11/2041	370	256
TSMC Arizona Corp. (Taiwan) 4.50%, 4/22/2052	200	179
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
TSMC Global Ltd. (Taiwan) 4.63%, 7/22/2032 (b)	200	197
Xilinx, Inc. 2.38%, 6/1/2030	623	524
		3,031
Software — 0.4%
Microsoft Corp.
2.00%, 8/8/2023	125	123
3.50%, 2/12/2035	68	62
3.45%, 8/8/2036	60	53
2.92%, 3/17/2052	65	46
3.04%, 3/17/2062	40	28
Oracle Corp.
3.60%, 4/1/2040	450	330
4.00%, 7/15/2046	110	80
Roper Technologies, Inc.
1.40%, 9/15/2027	350	296
2.00%, 6/30/2030	160	128
VMware, Inc.
1.40%, 8/15/2026	404	352
4.65%, 5/15/2027	135	131
Workday, Inc. 3.50%, 4/1/2027	285	266
		1,895
Specialty Retail — 0.2%
AutoZone, Inc. 1.65%, 1/15/2031	180	140
Home Depot, Inc. (The)
3.90%, 12/6/2028	110	106
4.95%, 9/15/2052	198	190
Lowe's Cos., Inc.
1.70%, 10/15/2030	430	336
2.63%, 4/1/2031	105	87
O'Reilly Automotive, Inc.
3.55%, 3/15/2026	80	77
3.60%, 9/1/2027	49	46
		982
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
3.45%, 2/9/2045	82	66
3.85%, 8/4/2046	117	99
3.75%, 9/12/2047	140	116
Dell International LLC
5.45%, 6/15/2023	32	32
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	19

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
6.02%, 6/15/2026	522	533
HP, Inc. 3.00%, 6/17/2027	160	146
		992
Thrifts & Mortgage Finance — 0.2%
BPCE SA (France)
4.63%, 7/11/2024(b)	200	195
1.00%, 1/20/2026(b)	305	267
(SOFR + 1.52%), 1.65%, 10/6/2026(b) (c)	250	222
(SOFR + 1.31%), 2.28%, 1/20/2032(b) (c)	250	187
		871
Tobacco — 0.2%
Altria Group, Inc. 2.45%, 2/4/2032	410	309
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	210	174
4.39%, 8/15/2037	250	195
3.73%, 9/25/2040	140	95
4.54%, 8/15/2047	282	199
BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	160	142
		1,114
Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.30%, 2/1/2025	245	228
3.25%, 3/1/2025	48	46
3.38%, 7/1/2025	378	358
2.88%, 1/15/2026	160	148
3.25%, 10/1/2029	220	187
Aviation Capital Group LLC
3.88%, 5/1/2023(b)	100	99
5.50%, 12/15/2024(b)	174	171
WW Grainger, Inc. 4.60%, 6/15/2045	77	70
		1,307
Transportation Infrastructure — 0.1%
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (b)	360	341
Water Utilities — 0.1%
American Water Capital Corp.
3.45%, 6/1/2029	35	32
4.00%, 12/1/2046	52	41
3.45%, 5/1/2050	225	165
		238
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) 4.38%, 4/22/2049	200	171
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	180	140
T-Mobile USA, Inc. 3.88%, 4/15/2030	850	770
Vodafone Group plc (United Kingdom)
5.25%, 5/30/2048	64	56
4.88%, 6/19/2049	255	213
		1,350
Total Corporate Bonds (Cost $136,241)		115,501
Mortgage-Backed Securities — 20.6%
FHLMC
Pool # 611141, ARM, 3.72%, 1/1/2027(e)	7	7
Pool # 846812, ARM, 3.80%, 4/1/2030(e)	2	2
Pool # 1B1665, ARM, 2.83%, 4/1/2034(e)	7	7
Pool # 1B2844, ARM, 2.23%, 3/1/2035(e)	17	16
Pool # 1B3209, ARM, 3.46%, 1/1/2037(e)	7	7
FHLMC Gold Pools, 30 Year
Pool # G00981, 8.50%, 7/1/2028	1	1
Pool # C00785, 6.50%, 6/1/2029	4	4
Pool # C01292, 6.00%, 2/1/2032	3	3
Pool # A13625, 5.50%, 10/1/2033	18	19
Pool # A28796, 6.50%, 11/1/2034	5	5
Pool # A46417, 7.00%, 4/1/2035	27	28
Pool # V83115, 4.50%, 3/1/2047	372	366
Pool # Q48338, 4.50%, 5/1/2047	33	32
Pool # G61060, 4.50%, 6/1/2047	612	602
FHLMC Gold Pools, Other
Pool # P20570, 7.00%, 7/1/2029	25	25
Pool # WN2203, 3.75%, 8/1/2032	1,200	1,128
Pool # U80265, 3.50%, 4/1/2033	211	200
Pool # U90690, 3.50%, 6/1/2042	175	164
Pool # U90975, 4.00%, 6/1/2042	83	80
Pool # U99134, 4.00%, 1/1/2046	134	129
FHLMC UMBS, 30 Year
Pool # RA2008, 4.00%, 1/1/2050	284	270
Pool # QB1397, 2.50%, 7/1/2050	1,515	1,291
Pool # QB1284, 3.50%, 7/1/2050	676	618
Pool # QB1248, 4.00%, 7/1/2050	693	658
Pool # RA6702, 3.00%, 2/1/2052	973	858
FNMA
Pool # 303532, ARM, 4.03%, 3/1/2029(e)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 745446, ARM, 3.56%, 4/1/2033(e)	10	10
Pool # 722985, ARM, 3.90%, 7/1/2033(e)	7	7
Pool # 766610, ARM, 3.36%, 1/1/2034(e)	10	10
Pool # 735332, ARM, 3.84%, 8/1/2034(e)	15	15
Pool # 735740, ARM, 3.19%, 10/1/2034(e)	9	9
Pool # 810896, ARM, 4.74%, 1/1/2035(e)	31	31
Pool # 823660, ARM, 3.15%, 5/1/2035(e)	18	18
FNMA UMBS, 15 Year
Pool # 949415, 4.50%, 3/1/2023	—	—
Pool # 962871, 4.50%, 5/1/2023	—	—
FNMA UMBS, 20 Year
Pool # 762498, 5.00%, 11/1/2023	6	6
Pool # 255609, 4.50%, 1/1/2025	2	2
Pool # FM1345, 4.50%, 11/1/2038	507	503
FNMA UMBS, 30 Year
Pool # 250375, 6.50%, 9/1/2025	—	—
Pool # 689977, 8.00%, 3/1/2027	6	6
Pool # 755973, 8.00%, 11/1/2028	11	12
Pool # 252211, 6.00%, 1/1/2029	1	1
Pool # 524949, 7.50%, 3/1/2030	4	4
Pool # 622534, 3.00%, 9/1/2031	81	72
Pool # 788150, 6.00%, 3/1/2032	8	8
Pool # 545639, 6.50%, 4/1/2032	20	21
Pool # 674349, 6.00%, 3/1/2033	3	3
Pool # AD0755, 7.00%, 6/1/2035	274	286
Pool # 833039, 5.00%, 9/1/2035	10	11
Pool # 745932, 6.50%, 11/1/2036	25	26
Pool # 944831, 5.50%, 2/1/2038	4	4
Pool # 961799, 5.50%, 3/1/2038	2	2
Pool # 985558, 5.50%, 6/1/2038	1	1
Pool # AL3438, 6.50%, 10/1/2038	221	227
Pool # AA4236, 4.50%, 4/1/2039	98	95
Pool # 935241, 4.50%, 5/1/2039	3	2
Pool # MA2535, 4.50%, 2/1/2046	135	133
Pool # BH4683, 4.00%, 6/1/2047	181	173
Pool # BH4684, 4.00%, 6/1/2047	200	191
Pool # BH4685, 4.00%, 6/1/2047	176	170
Pool # BK9030, 5.00%, 10/1/2048	155	155
Pool # BM5430, 5.00%, 1/1/2049	300	302
Pool # BN5899, 5.00%, 2/1/2049	79	79
Pool # BK8745, 4.50%, 4/1/2049	222	217
Pool # BN4707, 5.00%, 4/1/2049	231	233
Pool # FM1939, 4.50%, 5/1/2049	166	162
Pool # CA3713, 5.00%, 6/1/2049	150	149
Pool # BN6475, 4.00%, 7/1/2049	31	30
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BO2170, 4.00%, 7/1/2049	142	136
Pool # BO2305, 4.00%, 7/1/2049	55	53
Pool # BK8758, 4.50%, 7/1/2049	264	259
Pool # BO5625, 3.50%, 8/1/2049	624	585
Pool # BP4357, 3.00%, 2/1/2050	773	704
Pool # CA5702, 2.50%, 5/1/2050	1,325	1,135
Pool # BP6439, 2.50%, 7/1/2050	1,503	1,280
Pool # BU0070, 2.50%, 10/1/2051	1,061	899
Pool # BU1805, 2.50%, 12/1/2051	1,344	1,144
Pool # CB2637, 2.50%, 1/1/2052	996	846
Pool # CB2670, 3.00%, 1/1/2052	919	807
Pool # FS0882, 2.50%, 3/1/2052(f)	1,621	1,386
FNMA, 30 Year
Pool # 506427, 9.00%, 4/1/2025	4	4
Pool # 535442, 8.50%, 6/1/2030	1	1
FNMA, Other
Pool # AM4660, 3.77%, 12/1/2025	280	274
Pool # AN0890, 2.63%, 3/1/2026	456	429
Pool # AM7321, 3.12%, 11/1/2026	911	864
Pool # AM7515, 3.34%, 2/1/2027	1,000	950
Pool # AN1600, 2.59%, 6/1/2028	825	755
Pool # AN9686, 3.52%, 6/1/2028	500	478
Pool # 109452, 3.64%, 8/1/2028	940	900
Pool # 405220, 6.00%, 9/1/2028	3	3
Pool # BL1040, 3.81%, 12/1/2028	300	289
Pool # BL4435, 2.42%, 10/1/2029	700	616
Pool # AN6846, 2.93%, 10/1/2029	1,097	1,004
Pool # BL4333, 2.52%, 11/1/2029	1,060	940
Pool # BS0448, 1.27%, 12/1/2029	1,259	1,031
Pool # AN9976, 3.96%, 2/1/2030	1,200	1,160
Pool # BL6267, 2.01%, 4/1/2030	1,332	1,139
Pool # AM8692, 3.03%, 4/1/2030	650	589
Pool # AM8544, 3.08%, 4/1/2030	457	419
Pool # BS7168, 4.57%, 6/1/2030	1,446	1,452
Pool # BL6386, 2.02%, 8/1/2030	1,059	892
Pool # BL9251, 1.45%, 10/1/2030	1,197	970
Pool # AM4789, 4.18%, 11/1/2030	299	292
Pool # BL9645, 1.50%, 1/1/2031	1,100	877
Pool # BL9627, 1.56%, 1/1/2031	1,300	1,041
Pool # BS4313, 1.98%, 1/1/2032	1,985	1,622
Pool # BM7037, 1.75%, 3/1/2032(e)	1,650	1,329
Pool # BS5907, 3.54%, 6/1/2032	1,386	1,287
Pool # BS6258, 3.70%, 8/1/2032	1,200	1,128
Pool # BS6611, 3.72%, 8/1/2032	996	940
Pool # BS6305, 3.68%, 9/1/2032	936	878
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	21

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS6339, 3.80%, 9/1/2032	1,105	1,047
Pool # BS6822, 3.81%, 10/1/2032	1,245	1,181
Pool # BS6845, 4.22%, 10/1/2032	1,000	977
Pool # BS6601, 3.54%, 11/1/2032	1,100	1,019
Pool # BS7115, 3.81%, 11/1/2032	1,010	957
Pool # BS6819, 4.12%, 11/1/2032	1,405	1,362
Pool # BS7090, 4.45%, 12/1/2032	1,050	1,045
Pool # BS7298, 4.86%, 12/1/2032	775	796
Pool # 754922, 5.50%, 9/1/2033	21	21
Pool # BS7097, 4.67%, 11/1/2034	2,955	2,936
Pool # BL7110, 1.76%, 7/1/2035	1,500	1,117
Pool # 847108, 6.50%, 10/1/2035	52	51
Pool # AL9678, 4.00%, 2/1/2036	488	451
Pool # AN1330, 3.19%, 3/1/2036	945	869
Pool # 257172, 5.50%, 4/1/2038	2	2
Pool # AO9352, 4.00%, 7/1/2042	111	106
Pool # MA1125, 4.00%, 7/1/2042	120	115
Pool # MA1178, 4.00%, 9/1/2042	65	62
Pool # MA1437, 3.50%, 5/1/2043	216	202
Pool # AL6167, 3.50%, 1/1/2044	238	222
Pool # MA2545, 3.50%, 2/1/2046	368	342
Pool # MA2793, 3.50%, 10/1/2046	179	166
Pool # BF0558, 5.00%, 12/1/2049	898	901
Pool # BF0230, 5.50%, 1/1/2058	1,244	1,286
Pool # BF0464, 3.50%, 3/1/2060	799	733
Pool # BF0497, 3.00%, 7/1/2060	708	619
Pool # BF0546, 2.50%, 7/1/2061	1,004	830
Pool # BF0560, 2.50%, 9/1/2061	1,227	1,015
Pool # BF0583, 4.00%, 12/1/2061	946	897
Pool # BF0586, 5.00%, 12/1/2061	957	943
FREMF Mortgage Trust , 6.64%, 1/25/2029(b) (e)	1,026	954
GNMA I, 30 Year
Pool # 326977, 7.50%, 5/15/2023	—	—
Pool # 405535, 7.00%, 12/15/2025	—	—
Pool # 412336, 8.00%, 10/15/2027	—	—
Pool # 451507, 8.00%, 10/15/2027	1	1
Pool # 412369, 7.00%, 11/15/2027	1	1
Pool # 467705, 6.50%, 3/15/2028	1	1
Pool # 472679, 7.00%, 6/15/2028	2	2
Pool # 486537, 7.50%, 9/15/2028	1	1
Pool # 781614, 7.00%, 6/15/2033	3	4
Pool # 617653, 6.00%, 5/15/2037	27	27
Pool # 678574, 5.50%, 6/15/2038	542	564
Pool # 681554, 5.50%, 7/15/2038	508	529
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 678169, 5.50%, 9/15/2038	308	329
Pool # 681568, 5.50%, 9/15/2038	536	571
Pool # 694458, 6.00%, 10/15/2038	4	5
Pool # 782510, 6.50%, 12/15/2038	12	12
GNMA II
Pool # CE5524, ARM, 6.39%, 8/20/2071(e)	1,042	1,087
Pool # CK2783, ARM, 6.26%, 2/20/2072(e)	1,196	1,243
Pool # CK2799, ARM, 6.26%, 3/20/2072(e)	1,004	1,045
Pool # CK2805, ARM, 6.22%, 4/20/2072(e)	1,214	1,262
Pool # CK2810, ARM, 6.22%, 4/20/2072(e)	1,123	1,167
Pool # CP1819, ARM, 6.36%, 7/20/2072(e)	903	949
GNMA II, 30 Year
Pool # 2006, 8.50%, 5/20/2025	—	—
Pool # 2324, 8.00%, 11/20/2026	6	6
Pool # 2341, 7.50%, 12/20/2026	—	—
Pool # 2362, 8.00%, 1/20/2027	1	1
Pool # BJ9823, 3.75%, 4/20/2048	1,444	1,365
Pool # BP4337, 4.50%, 9/20/2049	477	476
Pool # BP5551, 4.50%, 9/20/2049	430	428
Pool # BR0553, 4.50%, 2/20/2050	353	350
Pool # BS7393, 4.00%, 3/20/2050	419	399
Pool # BT8093, 3.50%, 4/20/2050	984	926
Pool # BS7411, 4.00%, 4/20/2050	702	670
Pool # BT4341, 3.00%, 7/20/2050	961	857
Pool # MA7534, 2.50%, 8/20/2051	9,406	8,170
Pool # MA7649, 2.50%, 10/20/2051	2,307	2,002
Pool # CK2698, 3.00%, 2/20/2052	346	305
Pool # CL1821, 3.50%, 2/20/2052	788	722
Pool # CK1634, 4.00%, 2/20/2052	971	926
Pool # CM2161, 3.00%, 3/20/2052	598	527
Pool # CM2213, 3.00%, 3/20/2052	118	104
Pool # CN3556, 4.50%, 5/20/2052	941	920
Pool # MA8200, 4.00%, 8/20/2052	2,321	2,196
GNMA II, Other Pool # AD0018, 3.75%, 12/20/2032	77	75
Total Mortgage-Backed Securities (Cost $106,015)		97,142
Asset-Backed Securities — 15.0%
ACC Trust Series 2022-1, Class B, 2.55%, 2/20/2025(b)	1,000	971
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025(b)	86	79
Series 2015-1, Class A, 3.60%, 3/15/2027(b)	67	61
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2017-1, Class AA, 3.30%, 1/15/2030(b)	207	176
Series 2017-1, Class A, 3.55%, 1/15/2030(b)	147	118
American Airlines Pass-Through Trust
Series 2014-1, Class A, 3.70%, 10/1/2026	29	25
Series 2016-3, Class AA, 3.00%, 10/15/2028	92	79
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036(b)	385	372
Series 2014-SFR2, Class C, 4.71%, 10/17/2036(b)	200	193
Series 2014-SFR3, Class A, 3.68%, 12/17/2036(b)	213	205
Series 2014-SFR3, Class E, 6.42%, 12/17/2036(b)	200	197
Series 2015-SFR1, Class D, 4.41%, 4/17/2052(b)	380	363
Series 2015-SFR1, Class E, 5.64%, 4/17/2052(b)	100	97
Series 2015-SFR2, Class C, 4.69%, 10/17/2052(b)	200	191
American Tower Trust #1
3.07%, 3/15/2023(b)	80	80
3.65%, 3/23/2028(b)	160	145
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037(b)	850	777
Series 2020-SFR2, Class C, 2.53%, 7/17/2037(b)	1,000	904
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037(b)	750	668
Series 2020-SFR4, Class C, 1.86%, 11/17/2037(b)	1,000	886
Series 2021-SFR1, Class D, 2.60%, 6/17/2038(b) (e)	950	738
Series 2022-SFR3, Class E2, 4.00%, 10/17/2039(b)	1,000	807
Avid Automobile Receivables Trust Series 2021-1, Class C, 1.55%, 5/15/2026(b)	1,210	1,153
Bridge Trust Series 2022-SFR1, Class C, 4.45%, 11/17/2037(b)	900	817
British Airways Pass-Through Trust (United Kingdom)
Series 2018-1, Class AA, 3.80%, 9/20/2031(b)	62	56
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class A, 4.13%, 9/20/2031(b)	83	69
Series 2019-1, Class AA, 3.30%, 12/15/2032(b)	134	113
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035‡ (b)	487	444
Series 2021-1A, Class A, 2.16%, 4/15/2036‡ (b)	681	598
BXG Receivables Note Trust Series 2022-A, Class C, 5.35%, 9/28/2037(b)	826	778
Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023‡	346	343
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050(b)	158	138
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025(b)	940	923
Series 2020-N1A, Class D, 3.43%, 1/15/2026(b)	1,000	977
CFIN Issuer LLC Series 2022-RTL1, Class AA, 3.25%, 2/16/2026‡ (b)	1,000	952
CIG Auto Receivables Trust Series 2020-1A, Class C, 1.75%, 1/12/2026(b)	913	909
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 8.21%, 3/24/2023(b) (e)	715	717
Continental Finance Credit Card ABS Master Trust Series 2022-A, Class A, 6.19%, 10/15/2030(b)	910	871
CoreVest American Finance Trust
Series 2019-2, Class D, 4.22%, 6/15/2052(b)	500	419
Series 2019-3, Class B, 3.16%, 10/15/2052(b)	700	593
Series 2020-3, Class B, 2.20%, 8/15/2053(b)	810	614
CPS Auto Receivables Trust Series 2022-D, Class C, 7.69%, 1/16/2029(b)	880	889
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class B, 2.39%, 4/16/2029(b)	412	411
Series 2022-3A, Class C, 8.45%, 2/15/2033(b)	900	909
Credit Suisse ABS Trust Series 2020-AT1, Class A, 2.61%, 10/15/2026(b)	246	235
Crown Castle Towers LLC, 3.66%, 5/15/2025(b)	60	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	23

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 5.14%, 3/25/2034(e)	5	5
Series 2004-1, Class M2, 5.21%, 3/25/2034(e)	4	4
Series 2004-1, Class 3A, 4.95%, 4/25/2034(e)	1	1
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051(b)	650	563
Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	278	254
Diversified Abs Phase III LLC Series 2022-1, 4.88%, 4/28/2039‡ (b)	1,227	1,129
Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	1,000	979
DT Auto Owner Trust
Series 2019-4A, Class C, 2.73%, 7/15/2025(b)	2	2
Series 2022-3A, Class C, 7.69%, 7/17/2028(b)	900	910
Series 2022-3A, Class D, 8.14%, 7/17/2028(b)	750	748
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025(b)	402	395
Series 2019-4A, Class D, 2.58%, 9/15/2025(b)	1,063	1,045
Series 2022-6A, Class D, 8.03%, 4/6/2029	1,032	1,039
FirstKey Homes Trust
Series 2022-SFR3, Class C, 4.50%, 7/17/2026(b)	784	722
Series 2020-SFR1, Class D, 2.24%, 8/17/2037(b)	800	712
Series 2020-SFR1, Class E, 2.79%, 8/17/2037(b)	500	446
Series 2020-SFR2, Class E, 2.67%, 10/19/2037(b)	850	749
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038(b)	1,200	1,001
Series 2022-SFR2, Class E1, 4.50%, 7/17/2039(b)	900	752
FMC GMSR Issuer Trust
Series 2021-SAT13.65%, 2/25/2024‡ (b) (e)	1,765	1,681
Series 2020-GT1, Class A, 4.45%, 1/25/2026(b) (e)	1,500	1,310
Series 2021-GT1, Class A, 3.62%, 7/25/2026(b) (e)	1,000	812
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-GT2, Class A, 3.85%, 10/25/2026(b) (e)	850	682
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	426	398
Foundation Finance Trust Series 2020-1A, Class A, 3.54%, 7/16/2040(b)	297	285
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029(b)	860	847
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023‡ (e)	714	700
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031(b)	2	2
Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055‡ (b)	246	212
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052‡ (b)	33	31
Series 2017-2A, Class A, 3.26%, 10/15/2053‡ (b)	139	125
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048‡ (b)	95	87
HERO Funding Trust
Series 2016-3A, Class A1, 3.08%, 9/20/2042‡ (b)	22	21
Series 2017-1A, Class A2, 4.46%, 9/20/2047‡ (b)	69	66
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028(b)	30	30
Jonah Energy Abs LLC Series 2022-1, Class A1, 7.20%, 12/10/2037‡ (b)	519	515
Lending Funding Trust Series 2020-2A, Class C, 4.30%, 4/21/2031(b)	1,000	837
Lendmark Funding Trust Series 2022-1A, Class C, 6.60%, 7/20/2032(b)	1,200	1,146
Long Beach Mortgage Loan Trust
Series 2003-4, Class M1, 5.41%, 8/25/2033(e)	5	5
Series 2004-1, Class M1, 5.14%, 2/25/2034(e)	25	24
Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032(b)	502	495
Marlette Funding Trust Series 2021-3A, Class C, 1.81%, 12/15/2031(b)	1,400	1,254
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026(b)	560	534
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038(b)	264	247
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	65	61
New Century Home Equity Loan Trust Series 2005-1, Class M1, 5.06%, 3/25/2035(e)	24	23
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025(b)	558	508
Series 2021-FHT1, Class A, 3.10%, 7/25/2026(b)	1,281	1,118
Series 2021-GNT1, Class A, 3.47%, 11/25/2026(b)	800	705
OneMain Direct Auto Receivables Trust
Series 2021-1A, Class A, 0.87%, 7/14/2028(b)	1,100	1,017
Series 2019-1A, Class B, 3.95%, 11/14/2028(b)	1,000	926
Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025(b)	405	399
Pagaya AI Debt Selection Trust Series 2021-1, Class A, 1.18%, 11/15/2027(b)	381	375
Pagaya AI Technology in Housing Trust Series 2022-1, Class A, 4.25%, 8/25/2025(b)	1,400	1,310
Pendoor Proper, Zero Coupon, 2/15/2026‡ (b)	1,000	952
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 8.18%, 5/25/2027(b) (e)	850	803
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051(b) (d)	717	662
Series 2021-RN4, Class A1, 2.49%, 10/25/2051(b) (e)	1,399	1,223
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060(b) (d)	784	714
Progress Residential Trust
Series 2022-SFR2, Class A, 2.95%, 4/17/2027	550	486
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027	700	598
Series 2019-SFR4, Class D, 3.14%, 10/17/2036(b)	800	749
Series 2020-SFR1, Class E, 3.03%, 4/17/2037(b)	900	818
Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052‡ (b)	34	31
RMIP Series 2019-1B, Zero Coupon, 8/25/2023‡	142	138
Santander Drive Auto Receivables Trust Series 2022-4, Class A3, 4.14%, 2/16/2027	1,189	1,164
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

SART Series 2018-1, 4.76%, 6/15/2025‡	137	135
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032(b)	810	790
Sierra Timeshare Receivables Funding LLC
Series 2019-3A, Class C, 3.00%, 8/20/2036(b)	191	180
Series 2020-2A, Class A, 1.33%, 7/20/2037(b)	239	224
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	46	40
Tricon Residential Trust Series 2022-SFR1, Class D, 4.75%, 4/17/2039(b)	459	418
United Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	106	103
Series 2013-1, Class A, 4.30%, 8/15/2025	121	112
Series 2016-1, Class B, 3.65%, 1/7/2026	38	34
Series 2018-1, Class B, 4.60%, 3/1/2026	89	81
Series 2014-1, Class A, 4.00%, 4/11/2026	44	41
Series 2016-2, Class AA, 2.88%, 10/7/2028	74	63
Series 2016-2, Class A, 3.10%, 10/7/2028	235	190
Series 2018-1, Class A, 3.70%, 3/1/2030	328	273
Series 2019-1, Class AA, 4.15%, 8/25/2031	216	191
Series 2019-2, Class AA, 2.70%, 5/1/2032	196	158
vMobo, Inc., 7.46%, 7/18/2027‡	1,000	940
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051(b) (d)	545	483
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051(b) (d)	357	308
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051(b) (d)	1,233	1,110
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051(b) (d)	846	765
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051(b) (d)	456	403
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051(b) (d)	500	457
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051(b) (d)	669	606
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051(b) (d)	696	612
Westgate Resorts LLC Series 2020-1A, Class B, 3.96%, 3/20/2034(b)	232	226
WILMA, 7.95%, 3/27/2029‡	1,000	1,000
Total Asset-Backed Securities (Cost $75,486)		70,643
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	25

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 5.7%
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036(b)	300	279
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	1,100	928
Commercial Mortgage Trust
Series 2013-SFS, Class A2, 2.99%, 4/12/2035(b) (e)	125	123
Series 2020-CBM, Class A2, 2.90%, 2/10/2037(b)	750	691
Series 2020-CBM, Class C, 3.40%, 2/10/2037(b)	500	450
Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200	193
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156	149
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037(b)	885	795
Series 2014-USA, Class D, 4.37%, 9/15/2037(b)	100	74
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041(b) (e)	1,471	1,338
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KJ11, Class A2, 2.93%, 1/25/2023	8	8
Series KJ14, Class A2, 2.81%, 9/25/2024	344	335
Series K065, Class A2, 3.24%, 4/25/2027	215	205
Series K065, Class AM, 3.33%, 5/25/2027	115	109
Series K066, Class A2, 3.12%, 6/25/2027	267	253
Series K070, Class A2, 3.30%, 11/25/2027(e)	208	198
Series K072, Class AM, 3.50%, 12/25/2027(e)	1,000	946
Series K079, Class AM, 3.93%, 6/25/2028	588	570
Series K081, Class A2, 3.90%, 8/25/2028(e)	395	384
Series KL06, Class XFX, IO, 1.36%, 12/25/2029(e)	4,215	275
Series K146, Class A2, 2.92%, 6/25/2032	1,100	967
Series K-150, Class A2, 3.71%, 9/25/2032(e)	1,000	937
Series K-151, Class A2, 3.80%, 10/25/2032(e)	1,150	1,085
Series Q013, Class APT2, 1.17%, 5/25/2050(e)	770	679
FHLMC, Multi-Family WI Certificates Series K153, Class A2, 3.82%, 1/25/2033	1,000	940
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES
Series 2014-M3, Class A2, 3.50%, 1/25/2024(e)	191	188
Series 2017-M7, Class A2, 2.96%, 2/25/2027(e)	723	679
Series 2015-M10, Class A2, 3.09%, 4/25/2027(e)	271	256
Series 2017-M8, Class A2, 3.06%, 5/25/2027(e)	298	280
Series 2017-M12, Class A2, 3.06%, 6/25/2027(e)	263	247
Series 2018-M10, Class A2, 3.36%, 7/25/2028(e)	460	438
Series 2017-M5, Class A2, 3.10%, 4/25/2029(e)	249	230
Series 2018-M3, Class A2, 3.07%, 2/25/2030(e)	163	150
Series 2020-M50, Class A1, 0.67%, 10/25/2030	519	478
Series 2020-M50, Class A2, 1.20%, 10/25/2030	330	283
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030(e)	5,124	378
Series 2022-M1G, Class A2, 1.53%, 9/25/2031(e)	1,350	1,071
Series 2022-M3, Class A2, 1.71%, 11/25/2031(e)	1,500	1,180
Series 2022-M1S, Class A2, 2.08%, 4/25/2032(e)	1,290	1,057
Series 2022-M2S, Class A2, 3.75%, 8/25/2032(e)	900	848
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	250	235
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033(e)	2,526	226
FREMF Mortgage Trust
Series 2014-K40, Class C, 4.07%, 11/25/2047(b) (e)	168	161
Series 2015-K44, Class B, 3.72%, 1/25/2048(b) (e)	640	609
Series 2015-K45, Class B, 3.61%, 4/25/2048(b) (e)	500	477
Series 2016-K722, Class B, 3.95%, 7/25/2049(b) (e)	110	109
Series 2016-K59, Class B, 3.58%, 11/25/2049(b) (e)	180	166
Series 2018-K730, Class B, 3.80%, 2/25/2050(b) (e)	551	526
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-K102, Class B, 3.53%, 12/25/2051(b) (e)	750	630
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036(b)	740	680
Series 2019-PARK, Class D, 2.72%, 12/15/2036(b)	987	879
SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053(b)	970	820
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041(b)	930	742
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030(b)	4	4
Total Commercial Mortgage-Backed Securities (Cost $29,451)		26,938
Collateralized Mortgage Obligations — 5.6%
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	421	417
Series 2005-22T1, Class A2, IF, IO, 0.68%, 6/25/2035(e)	280	19
Series 2005-20CB, Class 3A8, IF, IO, 0.36%, 7/25/2035(e)	136	5
Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	176	153
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	63	49
Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019	1	1
Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034	8	5
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	56	46
Series 2005-7, Class 30, PO, 11/25/2035	7	6
Bear Stearns ARM Trust
Series 2003-7, Class 3A, 3.59%, 10/25/2033(e)	5	4
Series 2006-1, Class A1, 6.80%, 2/25/2036(e)	26	25
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046(b)	877	745
CHL Mortgage Pass-Through Trust
Series 2004-HYB1, Class 2A, 3.76%, 5/20/2034(e)	7	6
Series 2004-HYB3, Class 2A, 2.71%, 6/20/2034(e)	9	9
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-7, Class 2A1, 3.16%, 6/25/2034(e)	11	10
Series 2005-16, Class A23, 5.50%, 9/25/2035	26	16
Series 2005-22, Class 2A1, 3.45%, 11/25/2035(e)	63	49
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class 1, PO, 6/25/2033	—	—
Series 2003-HYB1, Class A, 4.24%, 9/25/2033(e)	4	4
Citigroup Mortgage Loan Trust, Inc.
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1	1
Series 2005-1, Class 2A1A, 2.72%, 2/25/2035(e)	36	28
CSMC Trust
Series 2021-RPL1, Class A1, 1.67%, 9/27/2060(b) (e)	1,346	1,270
Series 2022-JR1, Class A1, 4.27%, 10/25/2066‡ (b) (d)	737	701
CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031(b)	60	66
FHLMC - GNMA Series 8, Class ZA, 7.00%, 3/25/2023	—	—
FHLMC, REMIC
Series 1518, Class G, IF, 4.52%, 5/15/2023(e)	—	—
Series 1798, Class F, 5.00%, 5/15/2023	—	—
Series 1505, Class Q, 7.00%, 5/15/2023	—	—
Series 1541, Class O, 3.42%, 7/15/2023(e)	—	—
Series 2638, Class DS, IF, 4.28%, 7/15/2023(e)	1	1
Series 1577, Class PV, 6.50%, 9/15/2023	6	6
Series 1584, Class L, 6.50%, 9/15/2023	3	3
Series 1633, Class Z, 6.50%, 12/15/2023	4	4
Series 1638, Class H, 6.50%, 12/15/2023	7	7
Series 2283, Class K, 6.50%, 12/15/2023	1	1
Series 1865, Class D, PO, 2/15/2024	1	1
Series 1671, Class QC, IF, 10.00%, 2/15/2024(e)	—	—
Series 1694, Class PK, 6.50%, 3/15/2024	1	1
Series 2033, Class SN, HB, IF, 24.47%, 3/15/2024(e)	—	—
Series 2306, Class K, PO, 5/15/2024	—	—
Series 2306, Class SE, IF, IO, 6.81%, 5/15/2024(e)	1	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	27

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 1863, Class Z, 6.50%, 7/15/2026	2	2
Series 1981, Class Z, 6.00%, 5/15/2027	2	2
Series 1987, Class PE, 7.50%, 9/15/2027	4	4
Series 1999, Class PU, 7.00%, 10/15/2027	10	10
Series 2031, Class PG, 7.00%, 2/15/2028	21	21
Series 2035, Class PC, 6.95%, 3/15/2028	21	22
Series 2038, Class PN, IO, 7.00%, 3/15/2028	1	—
Series 2057, Class PE, 6.75%, 5/15/2028	33	34
Series 2054, Class PV, 7.50%, 5/15/2028	4	4
Series 2064, Class TE, 7.00%, 6/15/2028	6	6
Series 2075, Class PH, 6.50%, 8/15/2028	5	5
Series 2095, Class PE, 6.00%, 11/15/2028	15	15
Series 2132, Class SB, IF, 12.70%, 3/15/2029(e)	1	1
Series 2178, Class PB, 7.00%, 8/15/2029	8	9
Series 2182, Class ZB, 8.00%, 9/15/2029	14	15
Series 2204, Class GB, 8.00%, 12/20/2029(e)	—	—
Series 2247, Class Z, 7.50%, 8/15/2030	4	4
Series 2259, Class ZC, 7.35%, 10/15/2030	87	93
Series 2325, Class PM, 7.00%, 6/15/2031	2	2
Series 2359, Class ZB, 8.50%, 6/15/2031	10	11
Series 2344, Class ZD, 6.50%, 8/15/2031	20	20
Series 2344, Class ZJ, 6.50%, 8/15/2031	4	4
Series 2345, Class NE, 6.50%, 8/15/2031	2	2
Series 2367, Class ME, 6.50%, 10/15/2031	36	37
Series 2390, Class DO, PO, 12/15/2031	3	2
Series 2410, Class QX, IF, IO, 4.33%, 2/15/2032(e)	6	—
Series 2410, Class OE, 6.38%, 2/15/2032	2	2
Series 2412, Class SP, IF, 7.46%, 2/15/2032(e)	5	5
Series 2410, Class QS, IF, 8.27%, 2/15/2032(e)	5	6
Series 2444, Class ES, IF, IO, 3.63%, 3/15/2032(e)	7	1
Series 2450, Class SW, IF, IO, 3.68%, 3/15/2032(e)	5	—
Series 2423, Class MC, 7.00%, 3/15/2032	11	12
Series 2423, Class MT, 7.00%, 3/15/2032	18	19
Series 2647, Class A, 3.25%, 4/15/2032	20	19
Series 2435, Class CJ, 6.50%, 4/15/2032	42	43
Series 2455, Class GK, 6.50%, 5/15/2032	13	13
Series 2484, Class LZ, 6.50%, 7/15/2032	9	9
Series 2500, Class MC, 6.00%, 9/15/2032	30	31
Series 2543, Class YX, 6.00%, 12/15/2032	393	400
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2544, Class HC, 6.00%, 12/15/2032	21	22
Series 2574, Class PE, 5.50%, 2/15/2033	115	117
Series 2575, Class ME, 6.00%, 2/15/2033	57	58
Series 2586, Class WI, IO, 6.50%, 3/15/2033	4	1
Series 2764, Class UG, 5.00%, 3/15/2034	108	107
Series 2949, Class GE, 5.50%, 3/15/2035	129	131
Series 3047, Class OD, 5.50%, 10/15/2035	138	138
Series 3085, Class VS, IF, 11.45%, 12/15/2035(e)	31	33
Series 3098, Class KG, 5.50%, 1/15/2036	107	107
Series 3117, Class EO, PO, 2/15/2036	10	8
Series 3260, Class CS, IF, IO, 1.82%, 1/15/2037(e)	10	1
Series 3380, Class SI, IF, IO, 2.05%, 10/15/2037(e)	612	63
Series 3385, Class SN, IF, IO, 1.68%, 11/15/2037(e)	7	—
Series 3387, Class SA, IF, IO, 2.10%, 11/15/2037(e)	24	2
Series 3423, Class PB, 5.50%, 3/15/2038	116	118
Series 3451, Class SA, IF, IO, 1.73%, 5/15/2038(e)	3	—
Series 3455, Class SE, IF, IO, 1.88%, 6/15/2038(e)	82	5
Series 3786, Class PD, 4.50%, 1/15/2041	407	398
Series 4664, Class UZ, 4.00%, 3/15/2047	1,258	1,118
FHLMC, STRIPS
Series 233, Class 11, IO, 5.00%, 9/15/2035	18	4
Series 239, Class S30, IF, IO, 3.38%, 8/15/2036(e)	20	3
Series 262, Class 35, 3.50%, 7/15/2042	96	90
Series 299, Class 300, 3.00%, 1/15/2043	64	58
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-41, Class 3A, 4.40%, 7/25/2032(e)	7	6
Series T-54, Class 2A, 6.50%, 2/25/2043	50	52
Series T-54, Class 3A, 7.00%, 2/25/2043	21	22
Series T-56, Class A, PO, 5/25/2043	137	134
Series T-58, Class A, PO, 9/25/2043	9	6
First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	52	27
Fn 3.895, 0.00%, 9/1/2031(f)	1,200	1,177
Fn 4.748, 0.00%, 2/1/2033‡ (f)	1,070	1,086
FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	8	8
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, REMIC
Series 1997-61, Class ZC, 7.00%, 2/25/2023	—	—
Series G93-17, Class SI, IF, 6.00%, 4/25/2023(e)	—	—
Series 1998-43, Class SA, IF, IO, 13.32%, 4/25/2023(e)	—	—
Series 1993-146, Class E, PO, 5/25/2023	—	—
Series 1993-84, Class M, 7.50%, 6/25/2023	10	10
Series 1993-205, Class H, PO, 9/25/2023	—	—
Series 1993-165, Class SD, IF, 3.46%, 9/25/2023(e)	—	—
Series 1993-155, Class PJ, 7.00%, 9/25/2023	1	1
Series 1993-165, Class SK, IF, 12.50%, 9/25/2023(e)	—	—
Series 1993-203, Class PL, 6.50%, 10/25/2023	2	2
Series 1995-19, Class Z, 6.50%, 11/25/2023	3	3
Series 1993-230, Class FA, 4.62%, 12/25/2023(e)	—	—
Series 1993-223, Class PZ, 6.50%, 12/25/2023	4	4
Series 1993-225, Class UB, 6.50%, 12/25/2023	3	2
Series 2003-128, Class DY, 4.50%, 1/25/2024	21	21
Series 1994-37, Class L, 6.50%, 3/25/2024	6	6
Series 1994-72, Class K, 6.00%, 4/25/2024	47	47
Series 1995-2, Class Z, 8.50%, 1/25/2025	1	1
Series 1997-20, Class IB, IO, 1.84%, 3/25/2027(e)	2	—
Series 1997-39, Class PD, 7.50%, 5/20/2027	2	2
Series 1997-46, Class PL, 6.00%, 7/18/2027	4	4
Series 1998-36, Class ZB, 6.00%, 7/18/2028	1	1
Series 1998-46, Class GZ, 6.50%, 8/18/2028	6	6
Series 1998-58, Class PC, 6.50%, 10/25/2028	12	12
Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	2,283	166
Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	27	2
Series 2000-52, IO, 8.50%, 1/25/2031	1	—
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	39	5
Series 2001-30, Class PM, 7.00%, 7/25/2031	11	11
Series 2001-36, Class DE, 7.00%, 8/25/2031	16	17
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2001-44, Class PD, 7.00%, 9/25/2031	1	2
Series 2001-61, Class Z, 7.00%, 11/25/2031	31	33
Series 2002-1, Class SA, IF, 10.92%, 2/25/2032(e)	1	1
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032(e)	27	1
Series 2002-15, PO, 4/25/2032	24	21
Series 2002-28, Class PK, 6.50%, 5/25/2032	12	12
Series 2002-68, Class SH, IF, IO, 3.66%, 10/18/2032(e)	26	1
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032(e)	14	15
Series 2002-77, Class S, IF, 6.44%, 12/25/2032(e)	2	3
Series 2003-22, Class UD, 4.00%, 4/25/2033	64	62
Series 2003-47, Class PE, 5.75%, 6/25/2033	12	12
Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	14	2
Series 2003-64, Class SX, IF, 3.45%, 7/25/2033(e)	2	2
Series 2003-132, Class OA, PO, 8/25/2033	1	1
Series 2003-71, Class DS, IF, 1.97%, 8/25/2033(e)	17	15
Series 2003-91, Class SD, IF, 5.19%, 9/25/2033(e)	4	4
Series 2003-116, Class SB, IF, IO, 3.21%, 11/25/2033(e)	33	3
Series 2003-130, Class SX, IF, 4.94%, 1/25/2034(e)	1	1
Series 2003-131, Class CH, 5.50%, 1/25/2034	38	38
Series 2004-46, Class SK, IF, 4.43%, 5/25/2034(e)	10	9
Series 2004-35, Class AZ, 4.50%, 5/25/2034	54	53
Series 2004-36, Class SA, IF, 7.46%, 5/25/2034(e)	25	26
Series 2004-51, Class SY, IF, 5.46%, 7/25/2034(e)	2	2
Series 2004-79, Class ZE, 5.50%, 11/25/2034	303	306
Series 2004-91, Class HC, 6.00%, 12/25/2034	459	462
Series 2005-45, Class DC, IF, 8.22%, 6/25/2035(e)	36	35
Series 2005-84, Class XM, 5.75%, 10/25/2035	22	22
Series 2006-22, Class AO, PO, 4/25/2036	16	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	29

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-46, Class SW, IF, 8.11%, 6/25/2036(e)	5	5
Series 2007-7, Class SG, IF, IO, 2.11%, 8/25/2036(e)	42	6
Series 2006-110, PO, 11/25/2036	13	11
Series 2006-117, Class GS, IF, IO, 2.26%, 12/25/2036(e)	22	1
Series 2007-53, Class SH, IF, IO, 1.71%, 6/25/2037(e)	29	2
Series 2007-88, Class VI, IF, IO, 2.15%, 9/25/2037(e)	47	4
Series 2007-100, Class SM, IF, IO, 2.06%, 10/25/2037(e)	23	2
Series 2008-1, Class BI, IF, IO, 1.52%, 2/25/2038(e)	25	2
Series 2008-16, Class IS, IF, IO, 1.81%, 3/25/2038(e)	6	—
Series 2008-46, Class HI, IO, 0.00%, 6/25/2038(e)	15	1
Series 2008-53, Class CI, IF, IO, 2.81%, 7/25/2038(e)	10	1
Series 2009-112, Class ST, IF, IO, 1.86%, 1/25/2040(e)	22	2
Series 2010-35, Class SB, IF, IO, 2.03%, 4/25/2040(e)	9	1
Series 2010-80, Class PZ, 5.00%, 7/25/2040	373	372
Series 2010-102, Class PN, 5.00%, 9/25/2040	433	432
Series 2010-134, Class KZ, 4.50%, 12/25/2040	193	175
Series 2012-30, Class DZ, 4.00%, 4/25/2042	166	157
Series 2013-67, Class KZ, 2.50%, 4/25/2043	887	699
Series 2013-128, PO, 12/25/2043	78	59
Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	298	57
Series 2014-19, Class Z, 4.50%, 4/25/2044	539	519
Series 2016-38, Class NA, 3.00%, 1/25/2046	91	82
FNMA, REMIC Trust, Whole Loan
Series 1999-W1, PO, 2/25/2029	10	8
Series 1999-W4, Class A9, 6.25%, 2/25/2029	38	39
Series 2002-W7, Class A4, 6.00%, 6/25/2029	101	99
Series 2003-W1, Class 1A1, 4.84%, 12/25/2042(e)	116	111
Series 2003-W1, Class 2A, 5.29%, 12/25/2042(e)	17	17
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	87	89
FNMA, STRIPS
Series 329, Class 1, PO, 1/25/2033	2	2
Series 365, Class 8, IO, 5.50%, 5/25/2036	8	2
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.18%, 6/19/2035(e)	46	41
GNMA
Series 2001-10, Class PE, 6.50%, 3/16/2031	178	178
Series 2004-28, Class S, IF, 7.77%, 4/16/2034(e)	8	9
Series 2006-38, Class OH, 6.50%, 8/20/2036	500	510
Series 2007-45, Class QA, IF, IO, 2.29%, 7/20/2037(e)	36	2
Series 2009-79, Class OK, PO, 11/16/2037	20	17
Series 2007-76, Class SA, IF, IO, 2.18%, 11/20/2037(e)	28	1
Series 2008-2, Class MS, IF, IO, 2.83%, 1/16/2038(e)	27	1
Series 2015-137, Class WA, 5.55%, 1/20/2038(e)	159	163
Series 2009-106, Class ST, IF, IO, 1.65%, 2/20/2038(e)	90	5
Series 2008-55, Class SA, IF, IO, 1.85%, 6/20/2038(e)	17	1
Series 2009-6, Class SA, IF, IO, 1.77%, 2/16/2039(e)	10	—
Series 2009-6, Class SH, IF, IO, 1.69%, 2/20/2039(e)	32	—
Series 2009-31, Class TS, IF, IO, 1.95%, 3/20/2039(e)	24	—
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	26	4
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	19	3
Series 2009-22, Class SA, IF, IO, 1.92%, 4/20/2039(e)	42	2
Series 2009-64, Class SN, IF, IO, 1.77%, 7/16/2039(e)	31	2
Series 2009-104, Class KB, 5.50%, 11/16/2039	236	243
Series 2010-130, Class CP, 7.00%, 10/16/2040	29	30
Series 2011-75, Class SM, IF, IO, 2.25%, 5/20/2041(e)	54	3
Series 2013-69, Class MA, 1.50%, 8/20/2042	191	170
SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2016-135, Class Z, 3.00%, 10/20/2046	241	201
Series 2020-30, Class PT, 4.77%, 3/20/2048(e)	702	689
Series 2011-H19, Class FA, 4.31%, 8/20/2061(e)	222	220
Series 2012-H23, Class SA, 4.37%, 10/20/2062(e)	409	402
Series 2013-H08, Class FC, 4.29%, 2/20/2063(e)	216	214
Series 2013-H09, Class HA, 1.65%, 4/20/2063	3	2
Series 2014-H17, Class FC, 4.34%, 7/20/2064(e)	170	167
Series 2015-H16, Class FG, 4.28%, 7/20/2065(e)	410	405
Series 2015-H30, Class FE, 4.44%, 11/20/2065(e)	523	518
Series 2016-H11, Class FD, 2.57%, 5/20/2066(e)	123	121
Series 2016-H26, Class FC, 4.84%, 12/20/2066(e)	91	90
Series 2017-H14, Class FV, 4.34%, 6/20/2067(e)	251	249
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051‡	124	115
GSR Mortgage Loan Trust
Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	18	17
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	50	49
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	8	7
Home RE Ltd. (Bermuda) Series 2022-1, Class M1A, 6.78%, 10/25/2034(b) (e)	800	792
Impac Secured Assets Trust Series 2006-1, Class 2A1, 5.09%, 5/25/2036(e)	5	4
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 4.19%, 11/25/2033(e)	7	7
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026(b) (e)	510	483
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.02%, 4/21/2034(e)	7	6
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	1	1
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	11	11
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	29	28
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	51	48
Series 2004-7, Class 30, PO, 8/25/2034	5	3
MASTR Asset Securitization Trust
Series 2003-12, Class 15, PO, 12/25/2018	—	—
Series 2004-6, Class 15, PO, 7/25/2019‡	—	—
Series 2003-11, Class 9A6, 5.25%, 12/25/2033	42	40
Mastr Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035(b)	6	4
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034(b) (e)	17	15
PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037	73	15
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036‡ (b)	1	1
SART Series 2017-1, 4.75%, 7/15/2024‡	103	100
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT, 3.50%, 7/25/2058	453	409
Series 2019-3, Class MB, 3.50%, 10/25/2058	295	250
Series 2022-1, Class MTU, 3.25%, 11/25/2061	825	728
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060(b) (e)	1,407	1,128
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024(b)	287	286
Two Harbors Series 2019-VF1, Class A, IO, 4.00%, 2/8/2023‡ (e)	1,800	1,800
Vendee Mortgage Trust
Series 1994-1, Class 1, 4.60%, 2/15/2024(e)	2	2
Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	34	34
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	21	21
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	10	10
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	42	43
Series 1998-1, Class 2E, 7.00%, 3/15/2028	13	13
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025‡ (b) (e)	1,000	947
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 4.16%, 8/25/2033(e)	3	3
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	31

JPMorgan Insurance Trust Core Bond Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-AR9, Class 1A6, 4.12%, 9/25/2033(e)	14	12
Series 2004-AR3, Class A2, 3.10%, 6/25/2034(e)	4	4
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-2, Class 2A3, IF, IO, 0.61%, 4/25/2035(e)	82	3
Series 2005-2, Class 1A4, IF, IO, 0.66%, 4/25/2035(e)	297	11
Series 2005-3, Class CX, IO, 5.50%, 5/25/2035	97	16
Series 2005-4, Class CB7, 5.50%, 6/25/2035	75	68
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	18	15
Total Collateralized Mortgage Obligations (Cost $27,945)		26,293
Foreign Government Securities — 0.3%
Kingdom of Saudi Arabia 2.25%, 2/2/2033(b)	200	162
United Mexican States
4.13%, 1/21/2026	200	196
3.75%, 1/11/2028	280	264
2.66%, 5/24/2031	283	229
3.50%, 2/12/2034	257	206
4.75%, 3/8/2044	50	40
4.35%, 1/15/2047	58	43
4.40%, 2/12/2052	330	243
3.77%, 5/24/2061	211	134
Total Foreign Government Securities (Cost $1,874)		1,517
U.S. Government Agency Securities — 0.2%
FNMA, STRIPS 20.02%, 3/23/2028(a)	630	510
Tennessee Valley Authority
5.88%, 4/1/2036	140	153
4.63%, 9/15/2060	93	87
4.25%, 9/15/2065	101	88
Total U.S. Government Agency Securities (Cost $835)		838
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.1%(c) (g)
Diversified Financial Services — 0.1%
OneSky Loan Trust, 1st Lien Term Loan (6-MONTH FIXED + 3.88%), 3.88%, 1/15/2031(Cost $834)	825	689
Total Loan Assignments (Cost $834)		689
Municipal Bonds — 0.1%(h)
New York — 0.1%
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010-D, 5.60%, 3/15/2040	30	31
Port Authority of New York and New Jersey, Consolidated Series 164, 5.65%, 11/1/2040	130	136
Total New York		167
Ohio — 0.0% ^
Ohio State University (The), General Receipts Series 2011-A, 4.80%, 6/1/2111	98	80
Total Municipal Bonds (Cost $256)		247
	SHARES (000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42%(i) (j) (Cost $14,131)	14,128	14,135
Total Investments — 100.3% (Cost $531,945)		471,835
Liabilities in Excess of Other Assets — (0.3)%		(1,401)
NET ASSETS — 100.0%		470,434

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2022.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMorgan Insurance Trust	December 31, 2022

GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
December 31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	The rate shown is the effective yield as of December 31, 2022.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	33

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$457,700
Investments in affiliates, at value	14,135
Cash	33
Receivables:
Investment securities sold	3
Portfolio shares sold	260
Interest from non-affiliates	2,353
Dividends from affiliates	49
Total Assets	474,533
LIABILITIES:
Payables:
Investment securities purchased — delayed delivery securities	3,682
Portfolio shares redeemed	66
Accrued liabilities:
Investment advisory fees	158
Administration fees	30
Distribution fees	69
Custodian and accounting fees	19
Other	75
Total Liabilities	4,099
Net Assets	$470,434
NET ASSETS:
Paid-in-Capital	$525,551
Total distributable earnings (loss)	(55,117)
Total Net Assets	$470,434
Net Assets:
Class 1	$148,705
Class 2	321,729
Total	$470,434
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	15,378
Class 2	33,764
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$9.67
Class 2 — Offering and redemption price per share	9.53
Cost of investments in non-affiliates	$517,814
Cost of investments in affiliates	14,131

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$13,270
Dividend income from affiliates	369
Total investment income	13,639
EXPENSES:
Investment advisory fees	1,892
Administration fees	355
Distribution fees:
Class 2	806
Custodian and accounting fees	109
Interest expense to affiliates	—(a)
Professional fees	93
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	33
Transfer agency fees (See Note 2.H.)	4
Other	68
Total expenses	3,387
Less fees waived	(55)
Less expense reimbursements	(2)
Net expenses	3,330
Net investment income (loss)	10,309
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,769)
Investments in affiliates	2
Net realized gain (loss)	(4,767)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(71,530)
Investments in affiliates	(5)
Change in net unrealized appreciation/depreciation	(71,535)
Net realized/unrealized gains (losses)	(76,302)
Change in net assets resulting from operations	$(65,993)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust Core Bond Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,309	$8,445
Net realized gain (loss)	(4,767)	2,428
Change in net unrealized appreciation/depreciation	(71,535)	(19,394)
Change in net assets resulting from operations	(65,993)	(8,521)
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(3,732)	(5,146)
Class 2	(7,159)	(10,720)
Total distributions to shareholders	(10,891)	(15,866)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	24,309	15,620
NET ASSETS:
Change in net assets	(52,575)	(8,767)
Beginning of period	523,009	531,776
End of period	$470,434	$523,009
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$55,066	$50,627
Distributions reinvested	3,732	5,146
Cost of shares redeemed	(57,367)	(66,565)
Change in net assets resulting from Class 1 capital transactions	1,431	(10,792)
Class 2
Proceeds from shares issued	108,307	80,420
Distributions reinvested	7,159	10,720
Cost of shares redeemed	(92,588)	(64,728)
Change in net assets resulting from Class 2 capital transactions	22,878	26,412
Total change in net assets resulting from capital transactions	$24,309	$15,620
SHARE TRANSACTIONS:
Class 1
Issued	5,406	4,407
Reinvested	367	457
Redeemed	(5,571)	(5,760)
Change in Class 1 Shares	202	(896)
Class 2
Issued	10,750	7,088
Reinvested	713	963
Redeemed	(9,119)	(5,728)
Change in Class 2 Shares	2,344	2,323
SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMorgan Insurance Trust	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Year Ended December 31, 2022	$11.34	$0.24	$(1.66)	$(1.42)	$(0.20)	$(0.05)	$(0.25)
Year Ended December 31, 2021	11.88	0.21	(0.37)	(0.16)	(0.22)	(0.16)	(0.38)
Year Ended December 31, 2020	11.24	0.24	0.63	0.87	(0.23)	—	(0.23)
Year Ended December 31, 2019	10.66	0.30	0.56	0.86	(0.28)	—	(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	—(e)	(0.26)	(0.02)	(0.28)
Class 2
Year Ended December 31, 2022	11.17	0.21	(1.62)	(1.41)	(0.18)	(0.05)	(0.23)
Year Ended December 31, 2021	11.72	0.17	(0.37)	(0.20)	(0.19)	(0.16)	(0.35)
Year Ended December 31, 2020	11.09	0.21	0.63	0.84	(0.21)	—	(0.21)
Year Ended December 31, 2019	10.53	0.27	0.55	0.82	(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)	(0.24)	(0.02)	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.67	(12.58)%	$148,705	0.53%	2.34%	0.55%	60%
11.34	(1.35)	172,023	0.53	1.79	0.54	93
11.88	7.84	190,891	0.53	2.09	0.55	92
11.24	8.18	162,192	0.58	2.70	0.58	20
10.66	0.05	158,167	0.56	2.76	0.61	20

9.53	(12.74)	321,729	0.78	2.10	0.80	60
11.17	(1.66)	350,986	0.78	1.54	0.79	93
11.72	7.68	340,885	0.78	1.82	0.79	92
11.09	7.87	218,268	0.83	2.45	0.83	20
10.53	(0.23)	150,156	0.81	2.51	0.85	20
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	39

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified
The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Portfolio's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in

40	JPMorgan Insurance Trust	December 31, 2022

comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ('NAV") per share as of the report date.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by at December 31, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$60,543	$10,100	$70,643
Collateralized Mortgage Obligations	—	21,543	4,750	26,293
Commercial Mortgage-Backed Securities	—	26,938	—	26,938
Corporate Bonds	—	115,501	—	115,501
Foreign Government Securities	—	1,517	—	1,517
Loan Assignments	—	689	—	689
Mortgage-Backed Securities	—	97,142	—	97,142
Municipal Bonds	—	247	—	247
U.S. Government Agency Securities	—	838	—	838
U.S. Treasury Obligations	—	117,892	—	117,892
Short-Term Investments
Investment Companies	14,135	—	—	14,135
Total Investments in Securities	$14,135	$442,850	$14,850	$471,835
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of December 31, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$14,239	$—	$(569)	$—(b)	$6,423	$(5,978)	$5,640	$(9,968)	$313	$10,100
Collateralized Mortgage Obligations	2,148	—	(76)	—(b)	3,676	(1,035)	1,412	(1,062)	(313)	4,750
Commercial Mortgage-Backed Securities	1,559	—	—	—	—	—	—	(1,559)	—	—
Total	$17,946	$—	$(645)	$—(b)	$10,099	$(7,013)	$7,052	$(12,589)	$—	$14,850

[1]	Purchases include all purchases of securities and securities received in corporate actions.

December 31, 2022	JPMorgan Insurance Trust	41

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(629). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
For the year ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Portfolio's investments or reflect any change in the investment strategy of the Portfolio.
The significant unobservable inputs used in the fair value measurement of the Portfolio's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$2,129	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 21.00% (4.03%)
			Yield (Discount Rate of Cash Flows)	6.02% - 8.00% (7.33%)
Asset-Backed Securities	2,129
	1,649	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (3.40%)
			Yield (Discount Rate of Cash Flows)	7.70% - 11.38% (9.81%)
Collateralized Mortgage Obligations	1,649
Total	$3,778

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31, 2022, the value of these investments was $11,072. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.
As of December 31, 2022, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

42	JPMorgan Insurance Trust	December 31, 2022

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the Portfolio has direct rights against the Borrower on a loan, provided, however, the Portfolio's rights may be more limited than the Lender from which it acquired the assignment and the Portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the Portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced ("TBA") securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Portfolio may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Portfolio's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a portfolio and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a portfolio is held in a segregated account at the Portfolio's custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Portfolio is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Portfolio's Statement of Assets and Liabilities.
The Portfolio had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2022, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2022 are detailed on the SOI.
E. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

December 31, 2022	JPMorgan Insurance Trust	43

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.
The Portfolio did not have any securities out on loan at December 31, 2022.
F. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (b)	$49,256	$148,232	$183,350	$2	$(5)	$14,135	14,128	$369	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
The Portfolio invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2022 are as follows:
	Class 1	Class 2	Total
Transfer agency fees	$2	$2	$4

44	JPMorgan Insurance Trust	December 31, 2022

I. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Sub-chapter L of the Code. Management has reviewed the Portfolio's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$6	$(6)
The reclassifications for the Portfolio relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.40% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMCB serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.
D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

December 31, 2022	JPMorgan Insurance Trust	45

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
E. Waivers and Reimbursements —The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio's respective average daily net assets as shown in the table below:
Class 1	Class 2
0.60%	0.85%
The expense limitation agreement was in effect for the year ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2023.
For the year ended December 31, 2022, the Portfolio's service providers did not waive fees and/or reimburse expenses for the Portfolio.
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $55.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $2.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended December 31, 2022, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$257,503	$239,838	$55,927	$31,859
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$532,079	$816	$61,060	$(60,244)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments.

46	JPMorgan Insurance Trust	December 31, 2022

The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$8,457	$2,434	$10,891

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$10,070	$5,796	$15,866

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,947	$(4,773)	$(60,244)
The cumulative timing differences primarily consist of tax adjustments on certain investments.
At December 31, 2022, the Portfolio had net capital loss carryforwards which are available to offset future realized gains.
Capital Loss Carryforward Character
Short-Term	Long-Term
$3,192	$1,581
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests

December 31, 2022	JPMorgan Insurance Trust	47

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Portfolio's outstanding shares, and, collectively owning 73.1% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.
The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
The Portfolio is subject to the risk that, should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems to be representative of its value, the value of the Portfolio’s net assets could be adversely affected.
The Portfolio is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Portfolio investments.
The Portfolio is subject to credit risk. The Portfolio's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Portfolio's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Portfolio's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's

48	JPMorgan Insurance Trust	December 31, 2022

investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Other Matters
On December 12, 2022, the Board approved a proposal to reorganize the Portfolio into a newly organized series (the “Acquiring Fund") of Lincoln Variable Insurance Products Trust (the “Reorganization”).
The Acquiring Fund has the same investment objective and substantially identical principal investment strategies and principal risks as the Portfolio. The Acquiring Fund’s investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that JPMIM will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization. Upon the closing of the Reorganization, the Class 1 Shares and Class 2 Shares of the Portfolio will be exchanged for the same value of Standard Class Shares and Service Class Shares, respectively, of the Acquiring Fund.
The Reorganization is subject to the approval of the Portfolio’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to be effective on or about May 1, 2023. All costs related to the Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolio or Acquiring Fund.
More detailed information about the reorganization was included in a proxy statement provided to shareholders.

December 31, 2022	JPMorgan Insurance Trust	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

50	JPMorgan Insurance Trust	December 31, 2022

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None

December 31, 2022	JPMorgan Insurance Trust	51

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None

52	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

December 31, 2022	JPMorgan Insurance Trust	53

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

54	JPMorgan Insurance Trust	December 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	55

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

56	JPMorgan Insurance Trust	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees , or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$968.00	$2.68	0.54%
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class 2
Actual	1,000.00	967.50	3.92	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2022	JPMorgan Insurance Trust	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks, and analyses by the Adviser of the Portfolio’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio, including personnel changes, if any;
(iii)
  The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)
  Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;
(v)
  The administration services provided by the Adviser in its role as Administrator;
(vi)
  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;

58	JPMorgan Insurance Trust	December 31, 2022

(vii)
  The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
  The commitment of the Adviser to provide high quality service to the Portfolio;
(ix)
  Their overall confidence in the Adviser’s integrity;
(x)
  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio; and
(xi)
  The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio for providing administration services.  These fees were shown separately in the profitability analysis presented to the
Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser,  for custody, fund accounting and other related services for the Portfolio, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio.  The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements),

December 31, 2022	JPMorgan Insurance Trust	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the
Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, fourth and third quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fourth quintile of  the Peer Group for each of the one-, three and five-year period ended December 31, 2021, and in the third, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid

60	JPMorgan Insurance Trust	December 31, 2022

by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the third and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

December 31, 2022	JPMorgan Insurance Trust	61

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Long Term Capital Gain
The Portfolio distributed $2,434, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

62	JPMorgan Insurance Trust	December 31, 2022

1

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITCBP-1222

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust Mid Cap Value Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust Mid Cap Value Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(8.16)%
Russell Midcap Value Index	(12.03)%
Net Assets as of 12/31/2022 (In Thousands)	$448,170
INVESTMENT OBJECTIVE**
The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Equity markets turned in their worst first-half performance since 1970, amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
The S&P 500 Index, which gauges the performance of U.S. large-cap equities, reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”).
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward throughout the year.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., equity prices experienced a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
For the twelve-month period, leading equity and bond market indexes were mostly negative, with non-U.S. developed markets equities outperforming both U.S. and emerging markets generally equities.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2022.
The Portfolio’s security selection in the information technology and financials sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s underweight position in the energy sector and its security selection in the communication services sector were leading detractors from relative performance.
Leading individual contributors to performance included the Portfolio’s overweight positions in Coterra Energy Inc., Diamondback Energy Inc. and AmerisourceBergen Corp. Shares of Coterra Energy and Diamondback Energy, both petroleum and natural gas producers, rose amid a sharp increase in global

2	JPMorgan Insurance Trust	December 31, 2022

energy prices during the first half of 2022. Shares of AmerisourceBergen, a pharmaceuticals and health care products distributor, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022.
Leading individual detractors from relative performance included the Portfolio’s overweight positions in IAC Inc.,  Liberty Broadband Corp. and Fortune Brands Innovations Inc.
Shares of IAC, a media and internet content provider, fell amid declining revenues and consecutive quarters of lower-than-expected earnings. Shares of Liberty Broadband, a cable and  satellite TV provider, fell amid broad weakness in communications sector stocks. Shares of Fortune Brands Innovations, a building products manufacturer, fell amid broad weakness in the homebuilding industry as consumer mortgage applications fell to a 25-yerar low in the U.S.
HOW WAS THE PORTFOLIO POSITIONED?
The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained overweight positions in the financials and consumer discretionary sectors, while maintaining underweight positions in the materials and energy sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Xcel Energy, Inc.	1.9%
2.	Ameriprise Financial, Inc.	1.9
3.	Laboratory Corp. of America Holdings	1.9
4.	M&T Bank Corp.	1.8
5.	Huntington Bancshares, Inc.	1.8
6.	AmerisourceBergen Corp.	1.8
7.	CMS Energy Corp.	1.7
8.	WEC Energy Group, Inc.	1.6
9.	Loews Corp.	1.6
10.	Entergy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	23.5%
Industrials	12.6
Real Estate	10.5
Consumer Discretionary	10.3
Utilities	8.7
Health Care	8.4
Information Technology	7.4
Materials	5.7
Consumer Staples	4.4
Communication Services	3.6
Energy	2.6
Short-Term Investments	2.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust Mid Cap Value Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF FUND	1 YEAR	5 YEAR	10 YEAR
Class 1	September 28, 2001	(8.16)%	6.00%	9.98%
TEN YEAR PORTFOLIO PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index from December 31, 2012 to December 31, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The
Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust Mid Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Airlines — 0.4%
Southwest Airlines Co.*	59	1,974
Banks — 9.1%
Citizens Financial Group, Inc.	141	5,545
Fifth Third Bancorp	183	6,010
First Citizens BancShares, Inc., Class A	4	3,329
Huntington Bancshares, Inc.	563	7,943
M&T Bank Corp.	56	8,039
Regions Financial Corp.	309	6,663
Zions Bancorp NA	66	3,254
		40,783
Beverages — 1.4%
Constellation Brands, Inc., Class A	14	3,311
Keurig Dr Pepper, Inc.	86	3,052
		6,363
Building Products — 2.0%
Carlisle Cos., Inc.	18	4,400
Fortune Brands Innovations, Inc.	78	4,450
		8,850
Capital Markets — 6.1%
Ameriprise Financial, Inc.	27	8,385
Northern Trust Corp.	50	4,438
Raymond James Financial, Inc.	57	6,059
State Street Corp.	63	4,913
T. Rowe Price Group, Inc.	33	3,600
		27,395
Chemicals — 1.6%
Celanese Corp.	18	1,830
RPM International, Inc.	54	5,242
		7,072
Communications Equipment — 1.3%
Motorola Solutions, Inc.	22	5,775
Construction Materials — 1.1%
Martin Marietta Materials, Inc.	15	4,941
Consumer Finance — 0.7%
Discover Financial Services	34	3,307
Containers & Packaging — 2.6%
Ball Corp.	42	2,166
Packaging Corp. of America	33	4,212
Silgan Holdings, Inc.	100	5,198
		11,576
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 2.2%
Genuine Parts Co.	21	3,635
LKQ Corp.	115	6,156
		9,791
Diversified Financial Services — 0.6%
Voya Financial, Inc.	46	2,813
Electric Utilities — 4.2%
Edison International	51	3,215
Entergy Corp.	61	6,894
Xcel Energy, Inc.	124	8,707
		18,816
Electrical Equipment — 3.6%
Acuity Brands, Inc.	30	5,029
AMETEK, Inc.	39	5,431
Hubbell, Inc.	25	5,848
		16,308
Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	63	4,815
CDW Corp.	33	5,941
Jabil, Inc.	42	2,887
Teledyne Technologies, Inc.*	9	3,403
		17,046
Entertainment — 0.8%
Take-Two Interactive Software, Inc.*	34	3,511
Equity Real Estate Investment Trusts (REITs) — 9.6%
American Homes 4 Rent, Class A	111	3,343
AvalonBay Communities, Inc.	19	3,140
Boston Properties, Inc.	37	2,477
Brixmor Property Group, Inc.	124	2,802
Essex Property Trust, Inc.	9	1,831
Federal Realty Investment Trust	20	1,998
Host Hotels & Resorts, Inc.	99	1,597
JBG SMITH Properties	69	1,308
Kimco Realty Corp.	151	3,194
Mid-America Apartment Communities, Inc.	13	2,019
Rayonier, Inc.	125	4,135
Regency Centers Corp.	34	2,119
Rexford Industrial Realty, Inc.	35	1,908
Sun Communities, Inc.	14	1,973
Ventas, Inc.	39	1,768
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust Mid Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	134	4,163
WP Carey, Inc.	42	3,288
		43,063
Food & Staples Retailing — 1.5%
Kroger Co. (The)	68	3,034
US Foods Holding Corp.*	104	3,525
		6,559
Food Products — 0.6%
Post Holdings, Inc.*	32	2,913
Gas Utilities — 0.8%
National Fuel Gas Co.	56	3,535
Health Care Equipment & Supplies — 1.7%
Globus Medical, Inc., Class A*	27	1,973
Zimmer Biomet Holdings, Inc.	44	5,640
		7,613
Health Care Providers & Services — 5.8%
AmerisourceBergen Corp.	48	7,858
Henry Schein, Inc.*	83	6,642
Laboratory Corp. of America Holdings	35	8,291
Universal Health Services, Inc., Class B	21	3,013
		25,804
Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants, Inc.	23	3,111
Expedia Group, Inc.*	24	2,123
		5,234
Household Durables — 1.4%
Mohawk Industries, Inc.*	28	2,872
Newell Brands, Inc.	260	3,396
		6,268
Household Products — 0.5%
Energizer Holdings, Inc.	69	2,321
Insurance — 6.4%
Arch Capital Group Ltd.*	81	5,109
Globe Life, Inc.	16	1,900
Hartford Financial Services Group, Inc. (The)	77	5,815
Lincoln National Corp.	48	1,488
Loews Corp.	124	7,272
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
RenaissanceRe Holdings Ltd. (Bermuda)	14	2,535
WR Berkley Corp.	65	4,710
		28,829
Interactive Media & Services — 0.8%
IAC, Inc.*	77	3,408
IT Services — 1.7%
FleetCor Technologies, Inc.*	22	3,940
GoDaddy, Inc., Class A*	48	3,620
		7,560
Machinery — 6.6%
IDEX Corp.	19	4,281
ITT, Inc.	66	5,336
Lincoln Electric Holdings, Inc.	38	5,569
Middleby Corp. (The)*	40	5,353
Snap-on, Inc.	25	5,657
Timken Co. (The)	47	3,312
		29,508
Media — 2.0%
Liberty Broadband Corp., Class C*	55	4,180
Liberty Media Corp.-Liberty SiriusXM, Class C*	120	4,698
		8,878
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	49	1,878
Multiline Retail — 0.2%
Kohl's Corp.	36	904
Multi-Utilities — 3.7%
CMS Energy Corp.	118	7,468
Sempra Energy	11	1,650
WEC Energy Group, Inc.	78	7,321
		16,439
Oil, Gas & Consumable Fuels — 2.6%
Coterra Energy, Inc.	136	3,340
Diamondback Energy, Inc.	19	2,595
Williams Cos., Inc. (The)	176	5,791
		11,726
Personal Products — 0.3%
BellRing Brands, Inc.*	53	1,371
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc*	25	4,040
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	50	3,861
Software — 0.6%
Gen Digital, Inc.	130	2,780
Specialty Retail — 2.6%
AutoZone, Inc.*	2	5,963
Bath & Body Works, Inc.	65	2,742
Best Buy Co., Inc.	32	2,531
Gap, Inc. (The)	47	529
		11,765
Textiles, Apparel & Luxury Goods — 2.7%
Carter's, Inc.	49	3,640
Ralph Lauren Corp.	39	4,176
Tapestry, Inc.	112	4,250
		12,066
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	220	2,856
Total Common Stocks (Cost $298,454)		437,500
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07%(a) (b) (Cost $10,078)	10,078	10,078
Total Investments — 99.9% (Cost $308,532)		447,578
Other Assets Less Liabilities — 0.1%		592
NET ASSETS — 100.0%		448,170

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$437,500
Investments in affiliates, at value	10,078
Receivables:
Portfolio shares sold	99
Dividends from non-affiliates	927
Dividends from affiliates	42
Total Assets	448,646
LIABILITIES:
Payables:
Portfolio shares redeemed	138
Accrued liabilities:
Investment advisory fees	248
Administration fees	29
Custodian and accounting fees	5
Other	56
Total Liabilities	476
Net Assets	$448,170
NET ASSETS:
Paid-in-Capital	$268,534
Total distributable earnings (loss)	179,636
Total Net Assets	$448,170
Net Assets:
Class 1	$448,170
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	42,955
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$10.43
Cost of investments in non-affiliates	$298,454
Cost of investments in affiliates	10,078

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,069
Dividend income from affiliates	171
Income from securities lending (net) (See Note 2.B.)	—(a)
Total investment income	9,240
EXPENSES:
Investment advisory fees	3,076
Administration fees	355
Custodian and accounting fees	29
Professional fees	56
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	33
Transfer agency fees	5
Other	69
Total expenses	3,650
Less fees waived	(15)
Less expense reimbursements	(2)
Net expenses	3,633
Net investment income (loss)	5,607
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	36,740
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(84,881)
Net realized/unrealized gains (losses)	(48,141)
Change in net assets resulting from operations	$(42,534)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,607	$4,375
Net realized gain (loss)	36,740	68,328
Change in net unrealized appreciation/depreciation	(84,881)	55,704
Change in net assets resulting from operations	(42,534)	128,407
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(72,315)	(29,998)
Total distributions to shareholders	(72,315)	(29,998)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,981	(16,900)
NET ASSETS:
Change in net assets	(80,868)	81,509
Beginning of period	529,038	447,529
End of period	$448,170	$529,038
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$85,650	$75,936
Distributions reinvested	72,315	29,998
Cost of shares redeemed	(123,984)	(122,834)
Change in net assets resulting from Class 1 capital transactions	$33,981	$(16,900)
SHARE TRANSACTIONS:
Class 1
Issued	7,172	6,014
Reinvested	6,671	2,366
Redeemed	(10,537)	(9,814)
Change in Class 1 Shares	3,306	(1,434)
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Year Ended December 31, 2022	$13.34	$0.13	$(1.14)	$(1.01)	$(0.12)	$(1.78)	$(1.90)
Year Ended December 31, 2021	10.89	0.11	3.11	3.22	(0.12)	(0.65)	(0.77)
Year Ended December 31, 2020	11.81	0.12	(0.28)	(0.16)	(0.15)	(0.61)	(0.76)
Year Ended December 31, 2019	10.16	0.15	2.47	2.62	(0.19)	(0.78)	(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.43	(8.16)%	$448,170	0.77%	1.19%	0.77%	22%
13.34	29.88	529,038	0.76	0.86	0.76	22
10.89	0.37	447,529	0.76	1.20	0.77	20
11.81	26.76	494,297	0.76	1.31	0.77	10
10.16	(11.84)	445,963	0.76	1.43	0.77	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified
The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).

14	JPMorgan Insurance Trust	December 31, 2022

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$447,578	$—	$—	$447,578

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended December 31, 2022, JPMIM waived fees associated with the Portfolio's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
The Portfolio did not have any securities out on loan at December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	15

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
C. Investment Transactions with Affiliates — The Portfolio invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12%	$—	$4,002	$4,002	$—	$—	$—	—	$—(a) *	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (b) (c)	8,010	127,451	125,383	—	—	10,078	10,078	171	—
Total	$8,010	$131,453	$129,385	$—	$—	$10,078		$171	$—

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
E. Allocation of Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.
F. Federal Income Taxes— The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.

16	JPMorgan Insurance Trust	December 31, 2022

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio's average daily net assets.
The expense limitation agreement was in effect for the year ended December 31, 2022 and  is in place until at least April 30, 2023.
For the year ended December 31, 2022, the Portfolio's service providers did not waive fees and/or reimburse expenses for the Portfolio.
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $15.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $2.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$103,760	$138,111

December 31, 2022	JPMorgan Insurance Trust	17

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
During the year ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$311,695	$151,045	$15,162	$135,883
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$11,587	$60,728	$72,315

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$5,351	$24,647	$29,998

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,193	$37,603	$135,883
The cumulative timing differences primarily consist of wash sale loss deferrals.
As of  December 31, 2022, the Portfolio did not have any net capital loss carryforwards.
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

18	JPMorgan Insurance Trust	December 31, 2022

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Portfolio's outstanding shares, and, collectively owning 78.2% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.
The Portfolio's investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of each REIT. The Portfolio will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Funds. REITs may have limited financial resources, may trade less frequently and in limited volume may be more volatile than other securities.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.

December 31, 2022	JPMorgan Insurance Trust	19

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Other Matters
On December 12, 2022, the Board approved a proposal to reorganize the Portfolio into a newly organized series (the “Acquiring Fund") of Lincoln Variable Insurance Products Trust (the “Reorganization”).
The Acquiring Fund has the same investment objective and substantially identical principal investment strategies and principal risks as the Portfolio. The Acquiring Fund’s investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that JPMIM will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization. Upon the closing of the Reorganization, the Class 1 Shares of the Portfolio will be exchanged for the same value of Standard Class Shares of the Acquiring Fund.
The Reorganization is subject to the approval of the Portfolio’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to be effective on or about May 1, 2023. All costs related to the Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolio or Acquiring Fund.
More detailed information about the reorganization was included in a proxy statement provided to shareholders.

20	JPMorgan Insurance Trust	December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

December 31, 2022	JPMorgan Insurance Trust	21

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None

22	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

December 31, 2022	JPMorgan Insurance Trust	23

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

24	JPMorgan Insurance Trust	December 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	25

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26	JPMorgan Insurance Trust	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,057.80	$3.99	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2022	JPMorgan Insurance Trust	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser.  This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks, and analyses by the Adviser of the Portfolio’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)    The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)    The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio, including personnel changes, if any;
(iii)   The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)   Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;
(v)    The administration services provided by the Adviser in its role as Administrator;
(vi)   Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)   The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser to provide high quality

28	JPMorgan Insurance Trust	December 31, 2022

service to the Portfolio;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)    The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes  designed to improve investment results and the services provided to the Portfolio; and
(xi)   The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in  continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Portfolio, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of

December 31, 2022	JPMorgan Insurance Trust	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the
Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second, third and second quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the second quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

30	JPMorgan Insurance Trust	December 31, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Dividends Received Deduction (DRD)
The Portfolio had 68.04%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2022.
Long Term Capital Gain
The Portfolio distributed $60,728, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	31

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITMCVP-1222

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust Small Cap Core Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust Small Cap Core Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(19.35)%
Russell 2000 Index	(20.44)%
Net Assets as of 12/31/2022 (In Thousands)	$166,261
INVESTMENT OBJECTIVE**
The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Equity markets turned in their worst first-half performance since 1970, amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
The S&P 500 Index, which gauges the performance of U.S. large-cap equities, reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”).
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward throughout the year.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., equity prices experienced a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
For the twelve-month period, leading equity and bond market indexes were mostly negative, with non-U.S. developed markets equities outperforming both U.S. and emerging markets generally equities.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Portfolio’s Class 1 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2022.
The Portfolio’s security selection in the consumer discretionary and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the financials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Portfolio’s overweight positions in Super Micro Computer Inc. and Axsome Therapeutics Inc., and its out-of-Benchmark position in Deckers Outdoor Corp. Shares of Super Micro Computer, a maker of computer servers and data storage equipment, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Axsome Therapeutics, a pharmaceuticals developer, rose after the company reported better-than-expected earnings for the third quarter of 2022 and its drug candidate for the treatment of Alzheimer’s disease met

2	JPMorgan Insurance Trust	December 31, 2022

its target in late-stage clinical trials. Shares of Deckers Outdoor, a footwear and apparel maker, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022.
Leading individual detractors from relative performance included the Portfolio’s overweight positions in Fate Therapeutics Inc. and Herbalife Nutrition Ltd., and its out-of-Benchmark position in Builders FirstSource Inc. Shares of Fate Therapeutics, a developer of immune-therapies, fell after the company reported disappointing pre-clinical data on its proposed treatment for leukemia. Shares of Herbalife, a nutritional supplements manufacturer, fell late in the period after the company unveiled plans to offer $250 million of convertible notes. Shares of Builders FirstSource, a construction materials manufacturer, fell early in the period amid investor concerns that rising interest rates and slower economic growth would hurt the homebuilding sector.
HOW WAS THE PORTFOLIO POSITIONED?
In accordance with the Portfolio’s investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and the adviser’s proprietary analysis to construct a portfolio of companies that the portfolio managers believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Inspire Medical Systems, Inc.	1.2%
2.	Silicon Laboratories, Inc.	1.2
3.	Deckers Outdoor Corp.	1.0
4.	Sonos, Inc.	0.9
5.	Axonics, Inc.	0.9
6.	Calix, Inc.	0.9
7.	ABM Industries, Inc.	0.8
8.	Chegg, Inc.	0.8
9.	Axsome Therapeutics, Inc.	0.8
10.	OceanFirst Financial Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	16.5%
Health Care	16.2
Financials	15.9
Information Technology	12.5
Consumer Discretionary	9.6
Energy	5.6
Real Estate	5.1
Consumer Staples	4.7
Materials	3.5
Utilities	2.8
Communication Services	2.0
Short-Term Investments	5.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
 The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust Small Cap Core Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
Class 1 SHARES	January 3, 1995	(19.35)%	4.07%	9.59%
Class 2 SHARES	April 24, 2009	(19.56)	3.79	9.29
TEN YEAR PORTFOLIO PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.
The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust Small Cap Core Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Aerospace & Defense — 0.4%
Moog, Inc., Class A	1	123
V2X, Inc.*	13	537
		660
Air Freight & Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc.*	5	484
Forward Air Corp.	2	189
Hub Group, Inc., Class A*	11	898
Radiant Logistics, Inc.*	27	136
		1,707
Airlines — 0.1%
Alaska Air Group, Inc.*	5	198
Auto Components — 0.4%
American Axle & Manufacturing Holdings, Inc.*	32	249
Goodyear Tire & Rubber Co. (The)*	24	247
Patrick Industries, Inc.	4	248
		744
Banks — 9.7%
Ameris Bancorp	5	223
Atlantic Union Bankshares Corp.	3	95
Banc of California, Inc.	4	57
Bancorp, Inc. (The)*	4	114
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	16	483
Business First Bancshares, Inc.	6	137
Byline Bancorp, Inc.	11	262
Cadence Bank	3	69
Capital Bancorp, Inc.	1	33
Capital City Bank Group, Inc.	6	205
Capstar Financial Holdings, Inc.	11	187
Cathay General Bancorp	1	37
Central Pacific Financial Corp.	2	37
Coastal Financial Corp.*	3	128
Columbia Banking System, Inc.	8	232
ConnectOne Bancorp, Inc.	27	659
Customers Bancorp, Inc.*	8	238
CVB Financial Corp.	24	631
Dime Community Bancshares, Inc.	2	64
Eastern Bankshares, Inc.	18	307
Enterprise Financial Services Corp.	2	101
FB Financial Corp.	2	72
Financial Institutions, Inc.	6	153
First Bancorp	—	19
First BanCorp (Puerto Rico)	47	599
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Bancshares, Inc. (The)	2	48
First Bank	2	23
First Citizens BancShares, Inc., Class A	—	56
First Commonwealth Financial Corp.	11	154
First Financial Corp.	3	129
First Foundation, Inc.	7	93
First Horizon Corp.	3	82
First Interstate BancSystem, Inc., Class A	4	158
First Merchants Corp.	4	148
First Western Financial, Inc.*	1	17
FNB Corp.	6	77
Glacier Bancorp, Inc.	3	138
Hancock Whitney Corp.	9	455
HBT Financial, Inc.	5	92
Heritage Commerce Corp.	17	220
Home BancShares, Inc.	4	87
HomeTrust Bancshares, Inc.	3	82
Mercantile Bank Corp.	1	33
Metropolitan Bank Holding Corp.*	1	47
Mid Penn Bancorp, Inc.	1	36
MVB Financial Corp.	1	11
National Bank Holdings Corp., Class A	4	151
OceanFirst Financial Corp.	62	1,313
OFG Bancorp (Puerto Rico)	24	672
Old National Bancorp	34	615
Old Second Bancorp, Inc.	21	335
Origin Bancorp, Inc.	4	128
Peapack-Gladstone Financial Corp.	6	235
Peoples Bancorp, Inc.	2	57
Pinnacle Financial Partners, Inc.	4	308
Popular, Inc. (Puerto Rico)	17	1,147
QCR Holdings, Inc.	6	303
Republic Bancorp, Inc., Class A	1	33
Sierra Bancorp	1	27
Signature Bank	1	101
SmartFinancial, Inc.	7	201
South Plains Financial, Inc.	1	19
SouthState Corp.	12	890
TriCo Bancshares	5	260
Veritex Holdings, Inc.	25	710
Washington Federal, Inc.	4	148
Western Alliance Bancorp	6	351
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust Small Cap Core Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Wintrust Financial Corp.	8	702
Zions Bancorp NA	3	162
		16,196
Beverages — 0.5%
Coca-Cola Consolidated, Inc.	—	231
Primo Water Corp.	35	542
		773
Biotechnology — 7.2%
2seventy bio, Inc.*	29	270
Alector, Inc.*	10	88
Allogene Therapeutics, Inc.* (a)	9	57
Amicus Therapeutics, Inc.*	88	1,071
AnaptysBio, Inc.* (a)	25	766
Apellis Pharmaceuticals, Inc.*	7	362
Arrowhead Pharmaceuticals, Inc.*	10	406
Atara Biotherapeutics, Inc.*	2	6
Beam Therapeutics, Inc.*	6	250
Biohaven Ltd.*	1	12
Bluebird Bio, Inc.*	1	6
Blueprint Medicines Corp.*	4	184
Bridgebio Pharma, Inc.*	5	37
CareDx, Inc.*	14	155
Catalyst Pharmaceuticals, Inc.*	40	744
Chinook Therapeutics, Inc.*	12	321
Coherus Biosciences, Inc.*	12	97
CTI BioPharma Corp.* (a)	27	162
Decibel Therapeutics, Inc.* (a)	16	33
Enanta Pharmaceuticals, Inc.*	9	428
Fate Therapeutics, Inc.*	24	241
Intellia Therapeutics, Inc.*	8	279
Invivyd, Inc.* (a)	38	57
Jounce Therapeutics, Inc.*	8	8
Kronos Bio, Inc.*	13	21
Kura Oncology, Inc.*	33	415
Kymera Therapeutics, Inc.*	12	312
MeiraGTx Holdings plc*	6	41
Natera, Inc.*	4	177
PMV Pharmaceuticals, Inc.*	25	222
Prothena Corp. plc (Ireland)*	2	145
PTC Therapeutics, Inc.*	7	275
Relay Therapeutics, Inc.*	31	456
REVOLUTION Medicines, Inc.*	22	522
Sage Therapeutics, Inc.*	4	156
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Sarepta Therapeutics, Inc.*	4	505
SpringWorks Therapeutics, Inc.*	7	169
Sutro Biopharma, Inc.*	2	17
Syndax Pharmaceuticals, Inc.*	25	639
Travere Therapeutics, Inc.*	28	585
Twist Bioscience Corp.*	9	212
Vericel Corp.* (a)	6	163
Xencor, Inc.*	34	888
Y-mAbs Therapeutics, Inc.*	1	4
		11,964
Building Products — 1.0%
Apogee Enterprises, Inc.	3	165
Builders FirstSource, Inc.*	6	375
Resideo Technologies, Inc.*	10	161
UFP Industries, Inc.	13	1,014
		1,715
Capital Markets — 2.1%
AssetMark Financial Holdings, Inc.*	1	35
Blucora, Inc.*	22	554
Cowen, Inc., Class A	2	82
Donnelley Financial Solutions, Inc.*	20	762
Focus Financial Partners, Inc., Class A*	11	421
Houlihan Lokey, Inc.	3	235
Piper Sandler Cos.	1	78
PJT Partners, Inc., Class A	9	671
Stifel Financial Corp.	3	166
StoneX Group, Inc.*	3	276
Victory Capital Holdings, Inc., Class A	4	110
Virtus Investment Partners, Inc.	—	110
		3,500
Chemicals — 2.0%
AdvanSix, Inc.	6	239
Avient Corp.	10	321
Cabot Corp.	8	561
Ecovyst, Inc.*	6	50
HB Fuller Co.	6	444
Ingevity Corp.*	6	409
Livent Corp.*	6	115
Minerals Technologies, Inc.	2	134
Orion Engineered Carbons SA (Germany)	41	736
Tronox Holdings plc, Class A	20	271
		3,280
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	31	1,377
ACCO Brands Corp.	24	131
Brink's Co. (The)	6	317
Heritage-Crystal Clean, Inc.*	4	119
HNI Corp.	5	151
MillerKnoll, Inc.	46	972
		3,067
Communications Equipment — 1.7%
Aviat Networks, Inc.*	7	211
Calix, Inc.*	21	1,457
CommScope Holding Co., Inc.*	156	1,148
		2,816
Construction & Engineering — 1.8%
Argan, Inc.	19	701
Comfort Systems USA, Inc.	9	1,001
Great Lakes Dredge & Dock Corp.*	12	73
MasTec, Inc.*	8	683
Primoris Services Corp.	13	276
Sterling Infrastructure, Inc.*	7	230
		2,964
Construction Materials — 0.2%
Summit Materials, Inc., Class A*	9	260
Consumer Finance — 0.7%
Bread Financial Holdings, Inc.	5	203
Encore Capital Group, Inc.*	11	523
Enova International, Inc.*	9	322
Green Dot Corp., Class A*	3	54
LendingClub Corp.*	7	59
		1,161
Containers & Packaging — 0.2%
Greif, Inc., Class A	2	161
O-I Glass, Inc.*	12	195
		356
Diversified Consumer Services — 0.9%
2U, Inc.*	27	169
Chegg, Inc.*	53	1,347
WW International, Inc.*	6	21
		1,537
Diversified Financial Services — 0.1%
Jackson Financial, Inc., Class A	3	111
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 1.1%
Bandwidth, Inc., Class A*	19	427
EchoStar Corp., Class A*	19	325
IDT Corp., Class B*	8	226
Liberty Latin America Ltd., Class A (Puerto Rico)*	19	139
Liberty Latin America Ltd., Class C (Puerto Rico)*	50	378
Ooma, Inc.*	28	384
		1,879
Electric Utilities — 0.8%
IDACORP, Inc.	4	410
Portland General Electric Co.	15	739
Via Renewables, Inc.(a)	27	138
		1,287
Electrical Equipment — 1.9%
Atkore, Inc.*	10	1,163
AZZ, Inc.	7	269
Bloom Energy Corp., Class A*	13	243
Encore Wire Corp.	9	1,293
Powell Industries, Inc.	6	193
		3,161
Electronic Equipment, Instruments & Components — 1.8%
Belden, Inc.	6	431
Benchmark Electronics, Inc.	16	427
Fabrinet (Thailand)*	2	256
OSI Systems, Inc.*	10	814
ScanSource, Inc.*	6	167
TTM Technologies, Inc.*	58	869
		2,964
Energy Equipment & Services — 1.7%
ChampionX Corp.	23	670
Liberty Energy, Inc., Class A	32	509
NexTier Oilfield Solutions, Inc.*	51	473
Patterson-UTI Energy, Inc.	26	431
Select Energy Services, Inc., Class A	22	204
Solaris Oilfield Infrastructure, Inc., Class A	17	171
Weatherford International plc*	7	351
		2,809
Entertainment — 0.2%
IMAX Corp.*	8	117
Lions Gate Entertainment Corp., Class A*	36	206
		323
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

JPMorgan Insurance Trust Small Cap Core Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — 5.0%
Acadia Realty Trust	7	98
Agree Realty Corp.	16	1,135
Apple Hospitality REIT, Inc.	25	393
Armada Hoffler Properties, Inc.	5	56
City Office REIT, Inc.	3	27
Community Healthcare Trust, Inc.	1	54
Corporate Office Properties Trust	8	205
CTO Realty Growth, Inc.	2	31
DiamondRock Hospitality Co.	15	124
Equity Commonwealth	13	332
Essential Properties Realty Trust, Inc.	7	157
First Industrial Realty Trust, Inc.	3	169
Getty Realty Corp.	5	186
Gladstone Commercial Corp.	3	54
Global Medical REIT, Inc.	4	36
Healthcare Realty Trust, Inc.	16	308
Independence Realty Trust, Inc.	20	332
Innovative Industrial Properties, Inc.(a)	5	517
Kite Realty Group Trust	23	478
Macerich Co. (The)	7	77
National Storage Affiliates Trust	5	194
NETSTREIT Corp.	9	160
Phillips Edison & Co., Inc.	7	213
Physicians Realty Trust	16	232
Piedmont Office Realty Trust, Inc., Class A	13	118
Plymouth Industrial REIT, Inc.	2	48
PotlatchDeltic Corp.	11	477
Retail Opportunity Investments Corp.	3	45
RLJ Lodging Trust	26	274
Ryman Hospitality Properties, Inc.	5	376
Sabra Health Care REIT, Inc.	16	196
SITE Centers Corp.	27	367
STAG Industrial, Inc.	12	401
Terreno Realty Corp.	—	31
UMH Properties, Inc.	19	301
Uniti Group, Inc.	17	95
Xenia Hotels & Resorts, Inc.	2	32
		8,329
Food & Staples Retailing — 1.4%
Andersons, Inc. (The)	8	273
BJ's Wholesale Club Holdings, Inc.*	14	906
INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — continued
SpartanNash Co.	24	729
Sprouts Farmers Market, Inc.*	15	489
		2,397
Food Products — 0.4%
Darling Ingredients, Inc.*	10	613
Gas Utilities — 1.0%
Chesapeake Utilities Corp.	3	402
New Jersey Resources Corp.	3	139
Northwest Natural Holding Co.	6	276
ONE Gas, Inc.	5	348
Southwest Gas Holdings, Inc.	5	328
Spire, Inc.	3	241
		1,734
Health Care Equipment & Supplies — 4.1%
Alphatec Holdings, Inc.*	56	688
Axonics, Inc.*	24	1,476
Cutera, Inc.*	5	199
Heska Corp.*	2	149
Inari Medical, Inc.*	6	362
Inogen, Inc.*	1	28
Inspire Medical Systems, Inc.*	8	2,091
iRhythm Technologies, Inc.*	4	393
Omnicell, Inc.*	4	222
Orthofix Medical, Inc.*	16	318
Outset Medical, Inc.*	3	77
Shockwave Medical, Inc.*	3	576
SI-BONE, Inc.*	12	163
		6,742
Health Care Providers & Services — 2.4%
AdaptHealth Corp.*	51	990
Fulgent Genetics, Inc.*	6	188
HealthEquity, Inc.*	14	838
Joint Corp. (The)*	10	141
ModivCare, Inc.*	4	359
National HealthCare Corp.	3	173
Option Care Health, Inc.*	26	782
Progyny, Inc.*	18	551
		4,022
Health Care Technology — 1.0%
Health Catalyst, Inc.*	72	764
OptimizeRx Corp.*	10	165
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Technology — continued
Schrodinger, Inc.*	10	183
Veradigm, Inc.*	26	471
		1,583
Hotels, Restaurants & Leisure — 2.4%
Bloomin' Brands, Inc.	20	406
Bluegreen Vacations Holding Corp.	6	145
Boyd Gaming Corp.	3	153
Brinker International, Inc.*	1	45
Dine Brands Global, Inc.	10	659
Everi Holdings, Inc.*	23	332
Hilton Grand Vacations, Inc.*	10	385
Marriott Vacations Worldwide Corp.	4	511
RCI Hospitality Holdings, Inc.	2	149
SeaWorld Entertainment, Inc.*	21	1,145
		3,930
Household Durables — 2.4%
Helen of Troy Ltd.*	5	588
Lifetime Brands, Inc.	14	107
Meritage Homes Corp.*	2	212
Sonos, Inc.*	94	1,587
Taylor Morrison Home Corp.*	34	1,025
Tri Pointe Homes, Inc.*	26	480
Tupperware Brands Corp.*	5	20
		4,019
Household Products — 0.5%
Central Garden & Pet Co., Class A*	22	788
Independent Power and Renewable Electricity Producers — 0.8%
Clearway Energy, Inc.	10	314
Clearway Energy, Inc., Class C	29	911
Vistra Corp.	3	78
		1,303
Insurance — 1.0%
American Equity Investment Life Holding Co.	6	283
BRP Group, Inc., Class A*	7	173
Employers Holdings, Inc.	1	69
James River Group Holdings Ltd.	3	59
Kinsale Capital Group, Inc.	1	196
RLI Corp.	5	617
Stewart Information Services Corp.	8	346
		1,743
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.5%
Bumble, Inc., Class A*	5	114
Shutterstock, Inc.	5	279
Yelp, Inc.*	14	369
		762
Internet & Direct Marketing Retail — 0.0% ^
Overstock.com, Inc.*	2	35
IT Services — 1.9%
DigitalOcean Holdings, Inc.*	14	352
EVERTEC, Inc. (Puerto Rico)	5	152
Information Services Group, Inc.	102	470
International Money Express, Inc.*	47	1,140
Perficient, Inc.*	4	293
Repay Holdings Corp.*	29	233
TTEC Holdings, Inc.	10	459
Unisys Corp.* (a)	18	91
		3,190
Life Sciences Tools & Services — 0.2%
Adaptive Biotechnologies Corp.*	3	25
NeoGenomics, Inc.*	31	285
Quanterix Corp.*	6	80
		390
Machinery — 1.5%
Albany International Corp., Class A	1	89
Greenbrier Cos., Inc. (The)	12	409
Luxfer Holdings plc (United Kingdom)	5	62
Mueller Industries, Inc.	6	360
Terex Corp.	14	607
Wabash National Corp.	2	45
Watts Water Technologies, Inc., Class A	6	921
		2,493
Marine — 0.2%
Matson, Inc.	5	338
Media — 0.2%
Gray Television, Inc.	13	147
Thryv Holdings, Inc.*	11	203
		350
Metals & Mining — 1.1%
Alpha Metallurgical Resources, Inc.	1	190
Arconic Corp.*	13	271
ATI, Inc.*	3	86
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

JPMorgan Insurance Trust Small Cap Core Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
Commercial Metals Co.	18	884
Constellium SE*	21	251
Olympic Steel, Inc.	2	47
Schnitzer Steel Industries, Inc., Class A	4	113
		1,842
Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Arbor Realty Trust, Inc.	10	129
Ares Commercial Real Estate Corp.(a)	30	314
Blackstone Mortgage Trust, Inc., Class A(a)	28	589
Dynex Capital, Inc.	35	446
Ellington Financial, Inc.	4	51
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1	32
KKR Real Estate Finance Trust, Inc.	23	320
Ladder Capital Corp.	30	299
Redwood Trust, Inc.	7	45
TPG RE Finance Trust, Inc.	4	26
		2,251
Multiline Retail — 0.5%
Dillard's, Inc., Class A(a)	2	776
Multi-Utilities — 0.2%
NorthWestern Corp.	1	83
Unitil Corp.	5	249
		332
Oil, Gas & Consumable Fuels — 4.1%
Arch Resources, Inc.(a)	3	464
Berry Corp.	5	37
Chord Energy Corp.	2	274
CNX Resources Corp.*	8	133
CONSOL Energy, Inc.	2	149
CVR Energy, Inc.	7	223
Delek US Holdings, Inc.	4	109
Green Plains, Inc.*	13	400
Magnolia Oil & Gas Corp., Class A	19	439
Matador Resources Co.	15	870
Murphy Oil Corp.	7	310
Ovintiv, Inc.	23	1,139
PBF Energy, Inc., Class A	8	326
PDC Energy, Inc.	12	736
Peabody Energy Corp.*	7	182
REX American Resources Corp.*	3	105
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
SM Energy Co.	16	571
Southwestern Energy Co.*	69	404
		6,871
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	3	166
Personal Products — 1.9%
Edgewell Personal Care Co.	16	621
elf Beauty, Inc.*	14	780
Herbalife Nutrition Ltd.* (a)	51	757
Medifast, Inc.	7	738
Nu Skin Enterprises, Inc., Class A	7	308
		3,204
Pharmaceuticals — 1.9%
Aclaris Therapeutics, Inc.*	28	432
Arvinas, Inc.*	11	370
Axsome Therapeutics, Inc.* (a)	17	1,319
Cara Therapeutics, Inc.*	5	55
NGM Biopharmaceuticals, Inc.*	13	63
Phibro Animal Health Corp., Class A	3	44
Revance Therapeutics, Inc.*	43	799
		3,082
Professional Services — 2.8%
Barrett Business Services, Inc.	12	1,157
Heidrick & Struggles International, Inc.	8	221
KBR, Inc.	16	861
Kelly Services, Inc., Class A	34	564
Kforce, Inc.	6	345
Korn Ferry	16	805
TriNet Group, Inc.*	11	739
		4,692
Real Estate Management & Development — 0.2%
Anywhere Real Estate, Inc.*	8	54
Cushman & Wakefield plc*	12	149
Kennedy-Wilson Holdings, Inc.	9	134
RMR Group, Inc. (The), Class A	1	39
		376
Road & Rail — 0.6%
ArcBest Corp.	14	991
Semiconductors & Semiconductor Equipment — 2.9%
Alpha & Omega Semiconductor Ltd.*	13	376
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Ambarella, Inc.*	2	140
Amkor Technology, Inc.	22	535
Diodes, Inc.*	3	205
MaxLinear, Inc.*	5	180
PDF Solutions, Inc.*	5	143
Power Integrations, Inc.	5	344
Rambus, Inc.*	4	143
Semtech Corp.*	5	152
Silicon Laboratories, Inc.*	15	1,981
SMART Global Holdings, Inc.*	21	317
Synaptics, Inc.*	—	48
Ultra Clean Holdings, Inc.*	8	255
		4,819
Software — 4.5%
Adeia, Inc.	23	220
Asana, Inc., Class A* (a)	11	158
Blackline, Inc.*	2	134
Box, Inc., Class A*	13	405
Cerence, Inc.*	3	48
CommVault Systems, Inc.*	15	955
Consensus Cloud Solutions, Inc.*	2	106
Digital Turbine, Inc.*	6	94
eGain Corp.*	88	798
Envestnet, Inc.*	5	321
EverCommerce, Inc.* (a)	21	157
LiveRamp Holdings, Inc.*	15	354
Marathon Digital Holdings, Inc.* (a)	10	33
MicroStrategy, Inc., Class A* (a)	—	35
PagerDuty, Inc.*	9	231
Paycor HCM, Inc.*	9	231
Qualys, Inc.*	5	550
Riot Blockchain, Inc.* (a)	21	73
Sprout Social, Inc., Class A*	3	186
SPS Commerce, Inc.*	1	77
Tenable Holdings, Inc.*	3	111
Upland Software, Inc.*	21	148
Verint Systems, Inc.*	36	1,288
Workiva, Inc.*	1	50
Xperi, Inc.*	9	80
Zuora, Inc., Class A*	91	577
		7,420
Specialty Retail — 1.5%
Aaron's Co., Inc. (The)	3	33
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Academy Sports & Outdoors, Inc.	10	531
Genesco, Inc.*	2	74
Hibbett, Inc.	7	443
ODP Corp. (The)*	3	116
Rent-A-Center, Inc.	22	498
Signet Jewelers Ltd.	10	714
Zumiez, Inc.*	7	161
		2,570
Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology, Inc.*	10	266
Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc.*	10	1,041
Deckers Outdoor Corp.*	4	1,706
G-III Apparel Group Ltd.*	2	33
PLBY Group, Inc.* (a)	7	19
		2,799
Thrifts & Mortgage Finance — 1.4%
Axos Financial, Inc.*	6	218
Essent Group Ltd.	17	657
Kearny Financial Corp.	11	114
Luther Burbank Corp.	2	19
Merchants Bancorp	4	94
Mr. Cooper Group, Inc.*	3	116
NMI Holdings, Inc., Class A*	14	303
PennyMac Financial Services, Inc.	2	113
Radian Group, Inc.	28	545
Walker & Dunlop, Inc.	1	94
Waterstone Financial, Inc.	1	16
		2,289
Trading Companies & Distributors — 3.8%
Beacon Roofing Supply, Inc.*	4	222
BlueLinx Holdings, Inc.*	5	363
Boise Cascade Co.	4	280
GMS, Inc.*	22	1,074
Herc Holdings, Inc.	4	526
MRC Global, Inc.*	34	394
NOW, Inc.*	76	966
Rush Enterprises, Inc., Class A	14	758
Titan Machinery, Inc.*	7	262
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	11

JPMorgan Insurance Trust Small Cap Core Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Veritiv Corp.	4	481
WESCO International, Inc.*	8	964
		6,290
Wireless Telecommunication Services — 0.1%
Gogo, Inc.*	10	142
Total Common Stocks (Cost $149,643)		161,371
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I‡ *	21	—
Textiles, Apparel & Luxury Goods — 0.0% ^
PLBY Group, Inc., expiring 1/17/2023*	7	—
Total Rights (Cost $53)		—
	SHARES (000)
Short-Term Investments — 5.7%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07%(b) (c) (Cost $4,779)	4,779	4,779
Investment of Cash Collateral from Securities Loaned — 2.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56%(b) (c)	2,692	2,693
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12%(b) (c)	2,102	2,102
Total Investment of Cash Collateral from Securities Loaned (Cost $4,793)		4,795
Total Short-Term Investments (Cost $9,572)		9,574
Total Investments — 102.8% (Cost $159,268)		170,945
Liabilities in Excess of Other Assets — (2.8)%		(4,684)
NET ASSETS — 100.0%		166,261

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $4,681.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	49	03/17/2023	USD	4,339	(17)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$161,371
Investments in affiliates, at value	4,779
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	4,795
Cash	—(a)
Deposits at broker for futures contracts	323
Receivables:
Investment securities sold	19
Portfolio shares sold	19
Dividends from non-affiliates	230
Dividends from affiliates	9
Securities lending income (See Note 2.B.)	3
Total Assets	171,548
LIABILITIES:
Payables:
Investment securities purchased	257
Collateral received on securities loaned (See Note 2.B.)	4,795
Portfolio shares redeemed	51
Variation margin on futures contracts	14
Accrued liabilities:
Investment advisory fees	93
Administration fees	11
Distribution fees	—(a)
Custodian and accounting fees	11
Trustees’ and Chief Compliance Officer’s fees	—(a)
Other	55
Total Liabilities	5,287
Net Assets	$166,261

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Insurance Trust Small Cap Core Portfolio
NET ASSETS:
Paid-in-Capital	$154,710
Total distributable earnings (loss)	11,551
Total Net Assets	$166,261
Net Assets:
Class 1	$165,062
Class 2	1,199
Total	$166,261
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	9,189
Class 2	68
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$17.96
Class 2 — Offering and redemption price per share	17.72
Cost of investments in non-affiliates	$149,696
Cost of investments in affiliates	4,779
Investment securities on loan, at value (See Note 2.B.)	4,681
Cost of investment of cash collateral (See Note 2.B.)	4,793

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4
Dividend income from non-affiliates	2,339
Dividend income from affiliates	52
Income from securities lending (net) (See Note 2.B.)	26
Total investment income	2,421
EXPENSES:
Investment advisory fees	1,179
Administration fees	136
Distribution fees:
Class 2	3
Custodian and accounting fees	46
Professional fees	53
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	34
Transfer agency fees (See Note 2.F.)	4
Other	37
Total expenses	1,518
Less fees waived	(6)
Less expense reimbursements	(2)
Net expenses	1,510
Net investment income (loss)	911
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,031
Futures contracts	(1,249)
Net realized gain (loss)	1,782
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(44,051)
Investments in affiliates	3
Futures contracts	(128)
Change in net unrealized appreciation/depreciation	(44,176)
Net realized/unrealized gains (losses)	(42,394)
Change in net assets resulting from operations	$(41,483)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$911	$737
Net realized gain (loss)	1,782	38,928
Change in net unrealized appreciation/depreciation	(44,176)	2,687
Change in net assets resulting from operations	(41,483)	42,352
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(38,468)	(6,622)
Class 2	(283)	(45)
Total distributions to shareholders	(38,751)	(6,667)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,825	(17,954)
NET ASSETS:
Change in net assets	(54,409)	17,731
Beginning of period	220,670	202,939
End of period	$166,261	$220,670
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$17,854	$32,845
Distributions reinvested	38,468	6,622
Cost of shares redeemed	(30,586)	(57,425)
Change in net assets resulting from Class 1 capital transactions	25,736	(17,958)
Class 2
Proceeds from shares issued	24	471
Distributions reinvested	283	45
Cost of shares redeemed	(218)	(512)
Change in net assets resulting from Class 2 capital transactions	89	4
Total change in net assets resulting from capital transactions	$25,825	$(17,954)
SHARE TRANSACTIONS:
Class 1
Issued	859	1,186
Reinvested	2,058	240
Redeemed	(1,438)	(2,073)
Change in Class 1 Shares	1,479	(647)
Class 2
Issued	1	16
Reinvested	16	2
Redeemed	(10)	(18)
Change in Class 2 Shares	7	—(a)

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMorgan Insurance Trust	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Year Ended December 31, 2022	$28.40	$0.11	$(5.40)	$(5.29)	$(0.11)	$(5.04)	$(5.15)
Year Ended December 31, 2021	24.11	0.09	5.04	5.13	(0.14)	(0.70)	(0.84)
Year Ended December 31, 2020	23.04	0.15	2.38	2.53	(0.19)	(1.27)	(1.46)
Year Ended December 31, 2019	21.10	0.15	4.69	4.84	(0.10)	(2.80)	(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Class 2
Year Ended December 31, 2022	28.06	0.04	(5.32)	(5.28)	(0.02)	(5.04)	(5.06)
Year Ended December 31, 2021	23.85	0.01	4.98	4.99	(0.08)	(0.70)	(0.78)
Year Ended December 31, 2020	22.79	0.09	2.37	2.46	(0.13)	(1.27)	(1.40)
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.96	(19.35)%	$165,062	0.83%	0.50%	0.84%	69%
28.40	21.38	218,952	0.80	0.33	0.80	67
24.11	13.69	201,489	0.84	0.76	0.84	95
23.04	24.58	198,542	0.83	0.66	0.84	83
21.10	(11.93)	153,429	0.82	0.47	0.83	59

17.72	(19.56)	1,199	1.11	0.22	1.11	69
28.06	21.01	1,718	1.09	0.05	1.09	67
23.85	13.38	1,450	1.12	0.46	1.12	95
22.79	24.20	1,786	1.11	0.39	1.11	83
20.91	(12.15)	1,031	1.09	0.20	1.10	59
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	19

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified
The investment objective of the Portfolio is to seek capital growth over the long term.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Portfolio's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Portfolio are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.

20	JPMorgan Insurance Trust	December 31, 2022

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$161,371	$—	$—	$161,371
Rights
Pharmaceuticals	—	—	—(a)	—(a)
Textiles, Apparel & Luxury Goods	—(a)	—	—	—(a)
Total Rights	—(a)	—	—(a)	—(a)
Short-Term Investments
Investment Companies	4,779	—	—	4,779
Investment of Cash Collateral from Securities Loaned	4,795	—	—	4,795
Total Short-Term Investments	9,574	—	—	9,574
Total Investments in Securities	$170,945	$—	$—(a)	$170,945
Depreciation in Other Financial Instruments
Futures Contracts	$(17)	$—	$—	$(17)

(a)	Amount rounds to less than one thousand.
B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Security Lending Money Market Fund . The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

December 31, 2022	JPMorgan Insurance Trust	21

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Portfolio's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$4,681	$(4,681)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended December 31, 2022, JPMIM waived fees associated with the Portfolio's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$1
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$9,193	$14,000	$20,500	$(3)*	$3	$2,693	2,692	$46 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	2,374	39,632	39,904	—	—	2,102	2,102	18*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (a) (b)	6,890	47,604	49,715	—	—	4,779	4,779	52	—
Total	$18,457	$101,236	$110,119	$(3)	$3	$9,574		$116	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

22	JPMorgan Insurance Trust	December 31, 2022

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Portfolio to equity risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Portfolio's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Portfolio's futures contracts activity during the year ended December 31, 2022:

Futures Contracts:
Average Notional Balance Long	$4,032
Ending Notional Balance Long	4,339
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2022 are as follows:
	Class 1	Class 2	Total
Transfer agency fees	$4	$—(a)	$4

(a)	Amount rounds to less than one thousand.

December 31, 2022	JPMorgan Insurance Trust	23

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Sub-chapter L of the Code. Management has reviewed the Portfolio's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$—(a)	$—(a)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Portfolio relate primarily to tax adjustments on certain investments.
3.  Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

24	JPMorgan Insurance Trust	December 31, 2022

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio's respective average daily net assets as shown in the table below:
Class 1	Class 2
1.03%	1.28%
The expense limitation agreement was in effect for the year ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2023.
For the year ended December 31, 2022, the Portfolio's service providers did not waive fees and/or reimburse expenses for the Portfolio.
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $6.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $2.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$122,121	$132,878
During the year ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	JPMorgan Insurance Trust	25

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$161,694	$30,872	$21,638	$9,234
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$13,128	$25,623	$38,751

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,154	$4,513	$6,667

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$870	$1,481	$9,234
The cumulative timing differences primarily consist of wash sale loss deferrals.
At December 31, 2022, the Portfolio did not have any net capital loss carryforwards.
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

26	JPMorgan Insurance Trust	December 31, 2022

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which collectively owned 69.5% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.
The Portfolio invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In

December 31, 2022	JPMorgan Insurance Trust	27

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Other Matters
On December 12, 2022, the Board approved a proposal to reorganize the Portfolio into a newly organized series (the “Acquiring Fund") of Lincoln Variable Insurance Products Trust (the “Reorganization”).
The Acquiring Fund has the same investment objective and substantially identical principal investment strategies and principal risks as the Portfolio. The Acquiring Fund’s investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that JPMIM will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization. Upon the closing of the Reorganization, the Class 1 Shares and Class 2 Shares of the Portfolio will be exchanged for the same value of Standard Class Shares and Service Class Shares, respectively, of the Acquiring Fund.
The Reorganization is subject to the approval of the Portfolio’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to be effective on or about May 1, 2023. All costs related to the Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolio or Acquiring Fund.
More detailed information about the reorganization was included in a proxy statement provided to shareholders.

28	JPMorgan Insurance Trust	December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

December 31, 2022	JPMorgan Insurance Trust	29

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None

30	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None

December 31, 2022	JPMorgan Insurance Trust	31

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

32	JPMorgan Insurance Trust	December 31, 2022

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	33

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

34	JPMorgan Insurance Trust	December 31, 2022

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

December 31, 2022	JPMorgan Insurance Trust	35

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees , or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,047.80	$4.28	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class 2
Actual	1,000.00	1,046.70	5.67	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	JPMorgan Insurance Trust	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”)  has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022  and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser.  This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks, and analyses by the Adviser of the Portfolio’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio, including personnel changes, if any;
(iii)
The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;

December 31, 2022	JPMorgan Insurance Trust	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Portfolio;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio for providing administration services.  These fees were shown separately in the profitability analysis presented to the
Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Portfolio, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio.  The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements),

38	JPMorgan Insurance Trust	December 31, 2022

retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company  involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the
Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth, third and second quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the Portfolio’s performance for Class 2 shares was in the third, fourth and second quintiles of the Peer Group, for the one-, three and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid

December 31, 2022	JPMorgan Insurance Trust	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

40	JPMorgan Insurance Trust	December 31, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Dividends Received Deduction (DRD)
The Portfolio had 12.85%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2022.
Long Term Capital Gain
The Portfolio distributed $25,623, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	41

1

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITSCCP-1222

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust U.S. Equity Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust U.S. Equity Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(18.69)%
S&P 500 Index**	(18.11)%
Net Assets as of 12/31/2022 (In Thousands)	$119,463
INVESTMENT OBJECTIVE***
The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Equity markets turned in their worst first-half performance since 1970, amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
The S&P 500 Index, which gauges the performance of U.S. large-cap equities, reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”).
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward throughout the year.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., equity prices experienced a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S.
unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
For the twelve-month period, leading equity and bond market indexes were mostly negative, with non-U.S. developed markets equities outperforming both U.S. and emerging markets generally equities.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Portfolio’s Class 1 Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2022.
The Portfolio’s underweight position in the commodities sector and its overweight position in the media sector were leading detractors from performance relative to the Benchmark, while the Portfolio’s security selection in the pharmaceutical/medical technology sector and the industrial cyclical sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Portfolio’s out-of-Benchmark positions in Shopify Inc. and Snap Inc., and its overweight position in Advance Micro Devices Inc. Shares of Shopify, an e-commerce platform provider, fell early in the period after the company reported lower-than-expected earnings and revenue for the second quarter of 2022. Shares of Snap, an internet camera and communications service, fell amid declines in company revenue during the period. Shares of Advanced Micro Devices, a semiconductor manufacturer, fell along with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
Leading individual contributors to relative performance included the Portfolio’s overweight positions in AbbVie Inc., Norfolk Southern Co. and Mastercard Inc. Shares of AbbVie, a pharmaceuticals developer and manufacturer, rose amid a string of regulatory approvals for various drug candidates late in the period. Shares of Norfolk Southern, a freight railroad operator, rose as labor negotiations avoided a strike during the period. Shares of Mastercard, a credit card and financials

2	JPMorgan Insurance Trust	December 31, 2022

transactions processor, rose after the company increased its quarterly dividend and unveiled a $9 billion share repurchase plan.
HOW WAS THE PORTFOLIO POSITIONED?
The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to be each company’s underlying value and potential for future earnings growth. As a result of the portfolio managers’ bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions relative to the Benchmark were in the big banks & brokers and utilities sectors and its largest underweight positions were in the consumer staples and software & services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.2%
2.	Apple, Inc.	4.5
3.	UnitedHealth Group, Inc.	3.4
4.	Alphabet, Inc., Class A	3.3
5.	Amazon.com, Inc.	3.2
6.	AbbVie, Inc.	3.1
7.	NextEra Energy, Inc.	2.9
8.	Mastercard, Inc., Class A	2.9
9.	NXP Semiconductors NV (China)	2.8
10.	Prologis, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.0%
Health Care	16.2
Consumer Discretionary	12.6
Industrials	11.2
Financials	10.3
Communication Services	6.3
Energy	5.3
Utilities	4.5
Materials	2.9
Consumer Staples	2.9
Real Estate	2.7
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
"S&P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***
 The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust U.S. Equity Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
Class 1 SHARES	March 30, 1995	(18.69)%	10.25%	13.21%
Class 2 SHARES	August 16, 2006	(18.89)	9.97	12.93
TEN YEAR PORTFOLIO PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.8%
Howmet Aerospace, Inc.	6	247
Northrop Grumman Corp.	3	1,277
Raytheon Technologies Corp.	4	428
Textron, Inc.	2	155
		2,107
Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	1	233
Auto Components — 0.1%
Aptiv plc*	1	117
Automobiles — 1.4%
Tesla, Inc.*	13	1,647
Banks — 4.0%
Bank of America Corp.	3	109
Fifth Third Bancorp	7	217
Truist Financial Corp.	51	2,197
US Bancorp	25	1,078
Wells Fargo & Co.	28	1,159
		4,760
Beverages — 2.5%
Coca-Cola Co. (The)	40	2,520
Constellation Brands, Inc., Class A	1	234
Monster Beverage Corp.*	3	291
		3,045
Biotechnology — 6.4%
AbbVie, Inc.	23	3,667
Biogen, Inc.*	1	235
BioMarin Pharmaceutical, Inc.*	1	158
Neurocrine Biosciences, Inc.*	1	75
Regeneron Pharmaceuticals, Inc.*	3	2,175
Sarepta Therapeutics, Inc.*	1	168
Vertex Pharmaceuticals, Inc.*	4	1,219
		7,697
Building Products — 1.3%
Trane Technologies plc	10	1,610
Capital Markets — 5.3%
Ameriprise Financial, Inc.	3	1,135
Charles Schwab Corp. (The)	5	419
CME Group, Inc.	2	326
Morgan Stanley	27	2,302
Raymond James Financial, Inc.	2	179
S&P Global, Inc.	6	1,936
		6,297
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.2%
DuPont de Nemours, Inc.	1	66
Eastman Chemical Co.	11	877
Linde plc (United Kingdom)	—	165
PPG Industries, Inc.	12	1,461
		2,569
Construction Materials — 0.8%
Vulcan Materials Co.	5	942
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	26	1,006
Electric Utilities — 4.1%
NextEra Energy, Inc.	41	3,434
PG&E Corp.*	37	609
Xcel Energy, Inc.	13	888
		4,931
Electrical Equipment — 2.0%
Eaton Corp. plc	15	2,362
Electronic Equipment, Instruments & Components — 0.2%
Keysight Technologies, Inc.*	1	221
Energy Equipment & Services — 1.7%
Baker Hughes Co.	67	1,985
Entertainment — 0.4%
Endeavor Group Holdings, Inc., Class A*	10	224
Netflix, Inc.*	1	242
		466
Equity Real Estate Investment Trusts (REITs) — 2.8%
Prologis, Inc.	26	2,935
Sun Communities, Inc.	2	241
Ventas, Inc.	2	111
		3,287
Health Care Equipment & Supplies — 3.0%
Baxter International, Inc.	3	152
Boston Scientific Corp.*	47	2,164
Intuitive Surgical, Inc.*	4	1,246
		3,562
Health Care Providers & Services — 3.7%
Centene Corp.*	4	368
UnitedHealth Group, Inc.	8	4,109
		4,477
Hotels, Restaurants & Leisure — 3.2%
Booking Holdings, Inc.*	—	272
Chipotle Mexican Grill, Inc.*	—	348
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust U.S. Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Expedia Group, Inc.*	1	55
Marriott International, Inc., Class A	4	666
McDonald's Corp.	8	1,997
Yum! Brands, Inc.	4	472
		3,810
Household Products — 0.4%
Colgate-Palmolive Co.	2	153
Procter & Gamble Co. (The)	2	303
		456
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	2	475
Insurance — 1.0%
Globe Life, Inc.	1	138
Progressive Corp. (The)	9	1,112
		1,250
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A*	45	3,973
Alphabet, Inc., Class C*	9	822
Meta Platforms, Inc., Class A*	5	605
		5,400
Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc.*	45	3,790
IT Services — 3.1%
Affirm Holdings, Inc.* (a)	6	62
FleetCor Technologies, Inc.*	1	179
Mastercard, Inc., Class A	10	3,429
		3,670
Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.	1	655
Machinery — 1.9%
Deere & Co.	4	1,872
Dover Corp.	2	198
Ingersoll Rand, Inc.	4	208
		2,278
Media — 0.4%
Charter Communications, Inc., Class A*	1	307
Comcast Corp., Class A	4	145
		452
Multiline Retail — 1.2%
Dollar General Corp.	6	1,445
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	4	129
Dominion Energy, Inc.	3	178
Public Service Enterprise Group, Inc.	4	218
		525
Oil, Gas & Consumable Fuels — 3.6%
ConocoPhillips	15	1,710
Diamondback Energy, Inc.	1	164
EOG Resources, Inc.	2	241
Exxon Mobil Corp.	7	796
Kinder Morgan, Inc.	12	216
Pioneer Natural Resources Co.	5	1,135
		4,262
Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	33	2,373
Elanco Animal Health, Inc.*	6	70
Eli Lilly & Co.	1	305
Johnson & Johnson	1	276
Merck & Co., Inc.	1	137
		3,161
Professional Services — 0.9%
Booz Allen Hamilton Holding Corp.	1	89
Leidos Holdings, Inc.	9	940
		1,029
Road & Rail — 2.7%
Norfolk Southern Corp.	7	1,771
Uber Technologies, Inc.*	51	1,246
Union Pacific Corp.	1	225
		3,242
Semiconductors & Semiconductor Equipment — 6.6%
Advanced Micro Devices, Inc.*	20	1,274
Analog Devices, Inc.	2	376
ASML Holding NV (Registered), NYRS (Netherlands)	1	786
NVIDIA Corp.	8	1,107
NXP Semiconductors NV (China)	21	3,321
Teradyne, Inc.	12	1,044
		7,908
Software — 9.5%
Adobe, Inc.*	1	239
DocuSign, Inc.*	1	80
Intuit, Inc.	3	1,091
Microsoft Corp.	36	8,620
Oracle Corp.	12	937
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Roper Technologies, Inc.	—	152
Workday, Inc., Class A*	1	185
		11,304
Specialty Retail — 2.7%
Burlington Stores, Inc.*	3	531
Lowe's Cos., Inc.	8	1,483
O'Reilly Automotive, Inc.*	—	367
TJX Cos., Inc. (The)	11	904
		3,285
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	42	5,419
Seagate Technology Holdings plc	3	190
		5,609
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	9	998
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.*	2	214
Total Common Stocks (Cost $79,710)		118,539
Short-Term Investments — 1.1%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07%(b) (c) (Cost $1,218)	1,218	1,218
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12%(b) (c) (Cost $51)	51	51
Total Short-Term Investments (Cost $1,269)		1,269
Total Investments — 100.3% (Cost $80,979)		119,808
Liabilities in Excess of Other Assets — (0.3)%		(345)
NET ASSETS — 100.0%		119,463

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $49.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	3	03/17/2023	USD	579	(9)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$118,539
Investments in affiliates, at value	1,218
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	51
Deposits at broker for futures contracts	52
Receivables:
Investment securities sold	344
Portfolio shares sold	33
Dividends from non-affiliates	80
Dividends from affiliates	5
Securities lending income (See Note 2.B.)	—(a)
Total Assets	120,322
LIABILITIES:
Payables:
Investment securities purchased	456
Collateral received on securities loaned (See Note 2.B.)	51
Portfolio shares redeemed	221
Variation margin on futures contracts	2
Accrued liabilities:
Investment advisory fees	58
Administration fees	8
Distribution fees	3
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—(a)
Other	52
Total Liabilities	859
Net Assets	$119,463

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust U.S. Equity Portfolio
NET ASSETS:
Paid-in-Capital	$76,116
Total distributable earnings (loss)	43,347
Total Net Assets	$119,463
Net Assets:
Class 1	$105,316
Class 2	14,147
Total	$119,463
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,333
Class 2	456
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$31.60
Class 2 — Offering and redemption price per share	31.05
Cost of investments in non-affiliates	$79,710
Cost of investments in affiliates	1,218
Investment securities on loan, at value (See Note 2.B.)	49
Cost of investment of cash collateral (See Note 2.B.)	51

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	1,966
Dividend income from affiliates	27
Income from securities lending (net) (See Note 2.B.)	—(a)
Total investment income	1,994
EXPENSES:
Investment advisory fees	731
Administration fees	100
Distribution fees:
Class 2	37
Custodian and accounting fees	47
Professional fees	52
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	34
Transfer agency fees (See Note 2.F.)	2
Other	33
Total expenses	1,062
Less fees waived	(3)
Less expense reimbursements	(1)
Net expenses	1,058
Net investment income (loss)	936
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,195
Futures contracts	(419)
Net realized gain (loss)	4,776
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(34,790)
Futures contracts	(26)
Change in net unrealized appreciation/depreciation	(34,816)
Net realized/unrealized gains (losses)	(30,040)
Change in net assets resulting from operations	$(29,104)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$936	$675
Net realized gain (loss)	4,776	20,036
Change in net unrealized appreciation/depreciation	(34,816)	17,509
Change in net assets resulting from operations	(29,104)	38,220
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(17,774)	(6,770)
Class 2	(2,131)	(914)
Total distributions to shareholders	(19,905)	(7,684)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,198	(10,429)
NET ASSETS:
Change in net assets	(40,811)	20,107
Beginning of period	160,274	140,167
End of period	$119,463	$160,274
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$28,391	$7,930
Distributions reinvested	17,774	6,769
Cost of shares redeemed	(40,201)	(20,119)
Change in net assets resulting from Class 1 capital transactions	5,964	(5,420)
Class 2
Proceeds from shares issued	3,953	809
Distributions reinvested	2,131	914
Cost of shares redeemed	(3,850)	(6,732)
Change in net assets resulting from Class 2 capital transactions	2,234	(5,009)
Total change in net assets resulting from capital transactions	$8,198	$(10,429)
SHARE TRANSACTIONS:
Class 1
Issued	723	192
Reinvested	537	170
Redeemed	(1,048)	(493)
Change in Class 1 Shares	212	(131)
Class 2
Issued	119	21
Reinvested	65	23
Redeemed	(108)	(167)
Change in Class 2 Shares	76	(123)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Year Ended December 31, 2022	$45.86	$0.26	$(8.55)	$(8.29)	$(0.21)	$(5.76)	$(5.97)
Year Ended December 31, 2021	37.40	0.20	10.44	10.64	(0.31)	(1.87)	(2.18)
Year Ended December 31, 2020	32.27	0.30	7.16	7.46	(0.26)	(2.07)	(2.33)
Year Ended December 31, 2019	26.63	0.26	7.81	8.07	(0.26)	(2.17)	(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Class 2
Year Ended December 31, 2022	45.14	0.17	(8.41)	(8.24)	(0.09)	(5.76)	(5.85)
Year Ended December 31, 2021	36.85	0.10	10.28	10.38	(0.22)	(1.87)	(2.09)
Year Ended December 31, 2020	31.83	0.22	7.05	7.27	(0.18)	(2.07)	(2.25)
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$31.60	(18.67)%	$105,316	0.77%	0.73%	0.77%	48%
45.86	29.34	143,135	0.74	0.48	0.74	48
37.40	25.26	121,611	0.76	0.94	0.76	66
32.27	31.75	101,127	0.78	0.88	0.79	69
26.63	(6.16)	84,126	0.74	0.89	0.79	95

31.05	(18.87)	14,147	1.02	0.49	1.02	48
45.14	29.01	17,139	0.99	0.23	0.99	48
36.85	24.95	18,556	1.01	0.69	1.01	66
31.83	31.44	17,054	1.03	0.64	1.03	69
26.29	(6.42)	13,699	0.99	0.65	1.04	95
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified
The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).

14	JPMorgan Insurance Trust	December 31, 2022

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$119,808	$—	$—	$119,808
Depreciation in Other Financial Instruments
Futures Contracts(a)	$(9)	$—	$—	$(9)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Portfolio's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$49	$(49)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

December 31, 2022	JPMorgan Insurance Trust	15

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended December 31, 2022, JPMIM waived fees associated with the Portfolio's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	$409	$3,635	$3,993	$—	$—	$51	51	$1*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (a) (b)	1,333	29,264	29,379	—	—	1,218	1,218	27	—
Total	$1,742	$32,899	$33,372	$—	$—	$1,269		$28	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Portfolio to equity risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Portfolio's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

16	JPMorgan Insurance Trust	December 31, 2022

The table below discloses the volume of the Portfolio's futures contracts activity during the year ended December 31, 2022:

Futures Contracts:
Average Notional Balance Long	$1,083
Ending Notional Balance Long	579
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2022 are as follows:
	Class 1	Class 2	Total
Transfer agency fees	$2	$—(a)	$2

(a)	Amount rounds to less than one thousand.
G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Sub-chapter L of the Code. Management has reviewed the Portfolio's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$—(a)	$—(a)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Portfolio relate primarily to tax adjustments on certain investments.

December 31, 2022	JPMorgan Insurance Trust	17

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.
D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements —The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio's respective average daily net assets as shown in the table below:
Class 1	Class 2
0.80%	1.05%
The expense limitation agreement was in effect for the year ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2023.
For the year ended December 31, 2022, the Portfolio's service providers did not waive fees and/or reimburse expenses for the Portfolio.
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $3.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $1.

18	JPMorgan Insurance Trust	December 31, 2022

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$63,502	$74,461
During the year ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$82,868	$39,267	$2,336	$36,931
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$7,553	$12,352	$19,905

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,548	$4,136	$7,684

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

December 31, 2022	JPMorgan Insurance Trust	19

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$904	$5,546	$36,931
The cumulative timing differences primarily consist of tax adjustments on certain investments and wash sale loss deferrals.
As of  December 31, 2022, the Portfolio did not have any net capital loss carryforwards.
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Portfolio's outstanding shares, and, collectively owning 63.8% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.

20	JPMorgan Insurance Trust	December 31, 2022

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Other Matters
On December 12, 2022, the Board approved a proposal to reorganize the Portfolio into a newly organized series (the “Acquiring Fund") of Lincoln Variable Insurance Products Trust (the “Reorganization”).
The Acquiring Fund has the same investment objective and substantially identical principal investment strategies and principal risks as the Portfolio. The Acquiring Fund’s investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that JPMIM will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization. Upon the closing of the Reorganization, the Class 1 Shares and Class 2 Shares of the Portfolio will be exchanged for the same value of Standard Class Shares and Service Class Shares, respectively, of the Acquiring Fund.
The Reorganization is subject to the approval of the Portfolio’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to be effective on or about May 1, 2023. All costs related to the Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolio or Acquiring Fund.
More detailed information about the reorganization was included in a proxy statement provided to shareholders.

December 31, 2022	JPMorgan Insurance Trust	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	JPMorgan Insurance Trust	December 31, 2022

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None

December 31, 2022	JPMorgan Insurance Trust	23

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None

24	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

December 31, 2022	JPMorgan Insurance Trust	25

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

26	JPMorgan Insurance Trust	December 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	27

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28	JPMorgan Insurance Trust	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees , or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,021.30	$3.97	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class 2
Actual	1,000.00	1,020.00	5.24	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2022	JPMorgan Insurance Trust	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks, and analyses by the Adviser of the Portfolio’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)    The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)    The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio, including personnel changes, if any;
(iii)   The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)   Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;
(v)    The administration services provided by the Adviser in its role as Administrator;
(vi)   Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)   The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser to provide high quality

30	JPMorgan Insurance Trust	December 31, 2022

service to the Portfolio;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)    The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes  designed to improve investment results and the services provided to the Portfolio; and
(xi)   The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in  continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Portfolio, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio.  The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of

December 31, 2022	JPMorgan Insurance Trust	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 and Class 2 shares was in the first quintile of both the Peer Group and the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile of  both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the fourth quintiles of both the Peer Group and Universe.  The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class 2 shares were in the third and fourth quintile of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

32	JPMorgan Insurance Trust	December 31, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Dividends Received Deduction (DRD)
The Portfolio had 23.31%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2022.
Long Term Capital Gain
The Portfolio distributed $12,352, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	33

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITUSEP-1222

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust Income Builder Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust Income Builder Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(12.51)%
MSCI World Index (net total return)	(18.14)%
60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark)	(15.85)%
Net Assets as of 12/31/2022 (In Thousands)	$86,837
INVESTMENT OBJECTIVE**
The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Equity markets turned in their worst first-half performance since 1970, amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine. While bond markets also slumped, investor demand for U.S. Treasury bonds and core U.S. corporate debt provided some support for the Bloomberg U.S. Aggregate Index, which broadly tr acks the performance of the U.S. investment-grade bond market.
The S&P 500 Index, which gauges the performance of U.S. large-cap equities, reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”).
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward throughout the year.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., equity prices experienced a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
For the twelve-month period, leading equity and bond market indexes were mostly negative, with non-U.S. developed markets equities outperforming both U.S. and emerging markets generally equities. Bonds in both developed and emerging markets also generally declined for the year.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
The Portfolio’s Class 2 Shares outperformed both the MSCI World Index (net total return) (the “Benchmark”) and the combined 60% MSCI World Index / 40% Bloomberg

2	JPMorgan Insurance Trust	December 31, 2022

U.S. Aggregate Index (the “Composite”), for the twelve months ended December 31, 2022.
The Portfolio’s allocation to debt securities helped performance relative to the Benchmark, given the general underperformance of equities in 2022.
Relative to the Composite, the Portfolio’s allocation to non-U.S. equities and its allocation to global real estate investment trusts were leading detractors from performance. The Portfolio’s overweight allocation to high-dividend stocks in the U.S. was a leading contributor to relative performance, as those asset classes generally outperformed emerging markets equity and fixed income assets, including government bonds, in 2022.
HOW WAS THE PORTFOLIO POSITIONED?
During the reporting period, the Portfolio was positioned to tactically pursue income. During the majority of the reporting period, the portfolio managers decreased the Portfolio’s overall equity allocation, specifically within US equities. The portfolio managers also increased their allocation to equity-linked notes, focusing on notes linked to the U.S. large cap index, and maintained their allocation to credit. Within fixed income, the Portfolio added to its U.S. investment grade corporates allocation in order to improve liquidity and quality in its credit allocation.

TOP TEN POSITIONS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Premium Income ETF	2.8%
2.	JPMorgan Equity Income Fund, Class R6	1.9
3.	JPMorgan Managed Income Fund, Class L	1.6
4.	U.S. Treasury Notes 0.13%, 1/31/2023	1.1
5.	JPMorgan High Yield Research Enhanced ETF	1.1
6.	JPMorgan Floating Rate Income Fund, Class R6	1.1
7.	National Bank of Canada, ELN, 9.00%, 4/4/2023, (linked to Nasdaq-100 Index) (Canada)	1.0
8.	BNP Paribas, ELN, 9.00%, 3/23/2023, (linked to Nasdaq-100 Index) (France)	1.0
9.	BNP Paribas, ELN, 8.50%, 3/16/2023, (linked to Nasdaq-100 Index) (France)	1.0
10.	Societe Generale SA, ELN, 9.00%, 3/1/2023, (linked to Nasdaq-100 Index) (France)	1.0

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	38.4%
Corporate Bonds	36.8
Equity Linked Notes	5.0
Investment Companies	4.6
Exchange-Traded Funds	3.8
Commercial Mortgage-Backed Securities	2.1
U.S. Treasury Obligations	1.2
Others (each less than 1.0%)	2.1
Short-Term Investments	6.0
ELN Equity-Linked Note
ETF Exchange-Traded Fund

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
 The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust Income Builder Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class 1 SHARES	December 9, 2014	(12.30)%	1.86%	3.31%
Class 2 SHARES	December 9, 2014	(12.51)	1.60	3.06
LIFE OF PORTFOLIO PERFORMANCE  (12/9/14 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Portfolio commenced operations on December 9, 2014.
The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and the 60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index from December 9, 2014 to June 30, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and the 60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The 60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index  is a customized blend of unmanaged indices.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 38.4%
Australia — 0.9%
AGL Energy Ltd.	14	76
APA Group	3	25
Bendigo & Adelaide Bank Ltd.	4	25
BHP Group Ltd.	1	42
Charter Hall Long Wale, REIT	7	22
CSR Ltd.	7	23
Glencore plc	9	59
Goodman Group, REIT	3	30
Insignia Financial Ltd.	8	18
Mirvac Group, REIT	24	34
Origin Energy Ltd.	3	15
Rio Tinto Ltd.	2	135
Rio Tinto plc	2	135
Sonic Healthcare Ltd.	1	29
Telstra Group Ltd.	9	24
Woodside Energy Group Ltd.	2	55
Woolworths Group Ltd.	2	40
		787
Austria — 0.1%
ANDRITZ AG	1	28
BAWAG Group AG* (a)	—	25
Erste Group Bank AG	—	15
Mondi plc	1	19
OMV AG	1	24
		111
Belgium — 0.2%
Ageas SA	1	22
Cofinimmo SA, REIT	—	19
Euronav NV	1	22
KBC Group NV	1	74
Melexis NV	—	15
Proximus SADP	2	18
Warehouses De Pauw CVA, REIT	1	21
		191
Brazil — 0.2%
B3 SA - Brasil Bolsa Balcao	33	83
BB Seguridade Participacoes SA	3	19
EDP - Energias do Brasil SA	8	29
Itau Unibanco Holding SA (Preference)	12	58
		189
Canada — 2.0%
Algonquin Power & Utilities Corp.	2	12
INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — continued
Allied Properties, REIT	1	28
AltaGas Ltd.	1	17
Atco Ltd., Class I	1	22
Bank of Nova Scotia (The)	1	53
Barrick Gold Corp.	3	52
BCE, Inc.	2	81
Canadian Imperial Bank of Commerce	1	49
Canadian Natural Resources Ltd.	—	27
Canadian Tire Corp. Ltd., Class A	—	24
Canadian Utilities Ltd., Class A	3	75
Capital Power Corp.	1	23
Chartwell Retirement Residences	2	15
Emera, Inc.	1	21
Enbridge, Inc.	2	89
Fortis, Inc.	2	86
Gibson Energy, Inc.	1	23
Great-West Lifeco, Inc.	3	60
Hydro One Ltd.(a)	3	80
IGM Financial, Inc.	1	39
Keyera Corp.	1	24
Manulife Financial Corp.	4	64
Northland Power, Inc.	1	21
Nutrien Ltd.	1	55
Pembina Pipeline Corp.	3	89
Power Corp. of Canada	2	58
Restaurant Brands International, Inc.	1	70
Shaw Communications, Inc., Class B	2	71
Sienna Senior Living, Inc.	1	11
Superior Plus Corp.	3	21
TC Energy Corp.	4	152
TELUS Corp.	4	77
Toronto-Dominion Bank (The)	2	130
TransAlta Renewables, Inc.	2	14
		1,733
Chile — 0.0% ^
Banco Santander Chile, ADR	3	45
China — 1.8%
China Construction Bank Corp., Class H	57	36
China Construction Bank Corp., Class H	73	46
China Merchants Bank Co. Ltd., Class H	18	99
China Petroleum & Chemical Corp., Class H	170	82
China Resources Gas Group Ltd.	11	42
China Resources Land Ltd.	18	82
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Fuyao Glass Industry Group Co. Ltd., Class A	3	17
Fuyao Glass Industry Group Co. Ltd., Class H(a)	14	57
Guangdong Investment Ltd.	30	31
Haier Smart Home Co. Ltd., Class H	32	110
Huayu Automotive Systems Co. Ltd., Class A	18	45
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	30	135
Joyoung Co. Ltd., Class A	7	18
Midea Group Co. Ltd., Class A	11	78
NetEase, Inc.	8	116
NXP Semiconductors NV	1	124
Ping An Insurance Group Co. of China Ltd., Class H	15	100
Tingyi Cayman Islands Holding Corp.	43	75
Topsports International Holdings Ltd.(a)	34	27
Wuliangye Yibin Co. Ltd., Class A	4	96
Xinyi Glass Holdings Ltd.	24	45
Yum China Holdings, Inc.	1	36
Zhejiang Supor Co. Ltd., Class A	6	43
		1,540
Denmark — 0.5%
AP Moller - Maersk A/S, Class B	—	36
Carlsberg A/S, Class B	1	119
D/S Norden A/S	—	26
Novo Nordisk A/S, Class B	2	210
Topdanmark A/S	—	13
		404
Egypt — 0.0% ^
Energean plc	1	21
Finland — 0.5%
Elisa OYJ	1	45
Fortum OYJ	3	48
Konecranes OYJ	—	14
Metso Outotec OYJ	2	20
Nordea Bank Abp	17	187
Orion OYJ, Class B	1	73
Outokumpu OYJ	4	18
Sampo OYJ, Class A	1	28
TietoEVRY OYJ	1	18
Wartsila OYJ Abp	3	25
		476
France — 1.6%
AXA SA	2	43
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	1	52
Capgemini SE	1	91
Cie Generale des Etablissements Michelin SCA	3	91
Covivio, REIT	—	20
Danone SA	1	69
Eiffage SA	—	20
Engie SA	4	58
Gaztransport Et Technigaz SA	—	23
Klepierre SA, REIT*	3	70
La Francaise des Jeux SAEM(a)	1	20
LVMH Moet Hennessy Louis Vuitton SE	—	219
Orange SA	5	47
Pernod Ricard SA	—	31
Publicis Groupe SA	1	34
Rexel SA*	1	19
Rubis SCA	1	22
Sanofi	1	54
Societe Generale SA	1	24
TotalEnergies SE	2	145
Vinci SA	2	209
Vivendi SE	5	50
		1,411
Germany — 1.3%
Allianz SE (Registered)	1	253
BASF SE	1	29
Bayer AG (Registered)	—	24
Bayerische Motoren Werke AG	—	36
Covestro AG(a)	1	29
Deutsche Post AG (Registered)	2	93
Deutsche Telekom AG (Registered)	8	163
E.ON SE	2	23
Freenet AG	2	40
LEG Immobilien SE	1	39
Mercedes-Benz Group AG	1	46
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1	195
Siemens AG (Registered)	—	27
Telefonica Deutschland Holding AG	27	65
Vonovia SE	3	76
		1,138
Hong Kong — 0.5%
CK Asset Holdings Ltd.	4	24
CK Infrastructure Holdings Ltd.	4	21
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
CLP Holdings Ltd.	3	22
Hang Seng Bank Ltd.	3	51
HK Electric Investments & HK Electric Investments Ltd.(a)	6	4
HKBN Ltd.	16	10
HKT Trust & HKT Ltd.	48	59
Hong Kong Exchanges & Clearing Ltd.	2	76
Link, REIT	7	52
New World Development Co. Ltd.	12	34
Orient Overseas International Ltd.	1	18
PCCW Ltd.	33	15
Power Assets Holdings Ltd.	5	25
VTech Holdings Ltd.	3	18
WH Group Ltd.(a)	26	15
Yue Yuen Industrial Holdings Ltd.	12	17
		461
India — 0.2%
Infosys Ltd., ADR	9	154
Indonesia — 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	460	146
Telkom Indonesia Persero Tbk. PT, ADR	5	124
		270
Italy — 0.7%
A2A SpA	52	70
ACEA SpA	1	9
Assicurazioni Generali SpA	3	55
Azimut Holding SpA	1	19
Banca Generali SpA	1	18
Banca Mediolanum SpA	6	54
Enel SpA	4	20
Eni SpA	6	87
Hera SpA	8	21
Intesa Sanpaolo SpA	31	70
Iren SpA	10	15
Italgas SpA	4	22
Mediobanca Banca di Credito Finanziario SpA	2	18
Poste Italiane SpA(a)	2	21
Snam SpA	5	24
Terna - Rete Elettrica Nazionale	3	25
UniCredit SpA	2	32
Unipol Gruppo SpA	3	13
		593
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 2.0%
Aozora Bank Ltd.	2	43
ARTERIA Networks Corp.	2	15
Bridgestone Corp.	2	81
Canon, Inc.	1	24
Chubu Electric Power Co., Inc.	3	26
Chugoku Electric Power Co., Inc. (The)	1	7
Comforia Residential REIT, Inc., REIT	—	18
Dai Nippon Printing Co. Ltd.	2	30
Daiwa House REIT Investment Corp., REIT	—	27
Electric Power Development Co. Ltd.	3	49
ENEOS Holdings, Inc.	5	17
FANUC Corp.	1	120
Frontier Real Estate Investment Corp., REIT	—	31
Hokkaido Electric Power Co., Inc.	3	10
Idemitsu Kosan Co. Ltd.	2	54
Japan Metropolitan Fund Invest, REIT	—	39
Japan Post Holdings Co. Ltd.	7	59
Japan Tobacco, Inc.	2	34
Kansai Electric Power Co., Inc. (The)	6	59
KDDI Corp.	1	24
Kenedix Office Investment Corp., REIT	—	27
Kyushu Railway Co.	2	40
Mitsubishi Chemical Group Corp.	10	53
Mitsui Fudosan Logistics Park, Inc., REIT	—	26
Nippon Accommodations Fund, Inc., REIT	—	37
Nippon Prologis REIT, Inc., REIT	—	23
Nippon Steel Corp.	2	26
Nippon Telegraph & Telephone Corp.	3	80
Okinawa Electric Power Co., Inc. (The)	1	8
Osaka Gas Co. Ltd.	—	6
Sharp Corp.	3	23
Shin-Etsu Chemical Co. Ltd.	1	134
SoftBank Corp.	8	87
Sumitomo Forestry Co. Ltd.	1	14
Takeda Pharmaceutical Co. Ltd.	2	53
Tohoku Electric Power Co., Inc.	5	27
Tokio Marine Holdings, Inc.	5	105
Tokyo Electron Ltd.	—	118
Tokyo Gas Co. Ltd.	—	6
Toyota Motor Corp.	5	74
United Urban Investment Corp., REIT	—	22
		1,756
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Luxembourg — 0.0% ^
Intelsat SA‡ *	—	8
SES SA, ADR	2	12
		20
Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	6	11
Grupo Financiero Banorte SAB de CV, Class O	13	96
Grupo Mexico SAB de CV	4	15
Kimberly-Clark de Mexico SAB de CV, Class A	20	33
Southern Copper Corp.	2	120
Wal-Mart de Mexico SAB de CV	32	114
		389
Netherlands — 0.5%
ABN AMRO Bank NV, CVA(a)	1	18
ASML Holding NV	—	51
ASR Nederland NV	—	21
BE Semiconductor Industries NV	1	28
ING Groep NV	3	32
Koninklijke Ahold Delhaize NV	1	27
Koninklijke KPN NV	13	40
NN Group NV	1	23
OCI NV	1	18
Randstad NV	—	24
Shell plc	4	119
Wolters Kluwer NV	—	22
		423
New Zealand — 0.1%
Contact Energy Ltd.	6	32
Spark New Zealand Ltd.	16	54
		86
Norway — 0.3%
Aker BP ASA	1	33
DNB Bank ASA	1	25
Elkem ASA* (a)	5	19
Equinor ASA	1	40
FLEX LNG Ltd.	—	12
Gjensidige Forsikring ASA	1	20
Norsk Hydro ASA	4	27
SFL Corp. Ltd.	3	23
Telenor ASA	8	73
		272
INVESTMENTS	SHARES (000)	VALUE ($000)

Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	7	54
Portugal — 0.1%
EDP - Energias de Portugal SA	5	23
Galp Energia SGPS SA	2	26
Jeronimo Martins SGPS SA	—	13
Navigator Co. SA (The)	5	17
NOS SGPS SA	4	16
Redes Energeticas Nacionais SGPS SA	3	10
		105
Russia — 0.0% ^
Moscow Exchange MICEX-RTS PJSC‡ *	22	1
Severstal PAO, GDR‡ * (a)	1	—
Severstal PAO, GDR‡ * (a)	—	—
		1
Saudi Arabia — 0.1%
Al Rajhi Bank*	2	46
Singapore — 0.4%
BW LPG Ltd.(a)	3	24
CapitaLand Ascendas, REIT	21	44
CapitaLand Integrated Commercial Trust, REIT	40	62
DBS Group Holdings Ltd.	5	126
Digital Core REIT Management Pte. Ltd., REIT	22	12
Keppel Infrastructure Trust	29	11
NETLINK NBN TRUST(a)	32	20
Singapore Telecommunications Ltd.	13	25
		324
South Africa — 0.5%
Anglo American plc	2	79
AVI Ltd.	3	11
Bid Corp. Ltd.	3	60
Bidvest Group Ltd. (The)	3	44
FirstRand Ltd.	9	34
Sanlam Ltd.	19	55
Standard Bank Group Ltd.	5	47
Vodacom Group Ltd.	11	77
		407
South Korea — 0.7%
ESR Kendall Square REIT Co. Ltd., REIT	2	7
Hana Financial Group, Inc.	1	19
KB Financial Group, Inc.	2	57
Korea Gas Corp.*	—	10
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — continued
LG Uplus Corp.	2	21
NCSoft Corp.*	—	27
Samsung Electronics Co. Ltd.	6	283
Shinhan Financial Group Co. Ltd.	2	58
SK Telecom Co. Ltd., ADR	1	10
SK Telecom Co. Ltd.	3	93
		585
Spain — 1.0%
ACS Actividades de Construccion y Servicios SA	1	21
Atlantica Sustainable Infrastructure plc	1	19
Banco Bilbao Vizcaya Argentaria SA	8	46
Banco Santander SA	12	37
CaixaBank SA	8	32
Cellnex Telecom SA(a)	1	26
Cia de Distribucion Integral Logista Holdings SA	1	21
Enagas SA	1	20
Endesa SA	5	86
Iberdrola SA	19	228
Industria de Diseno Textil SA	1	33
Mapfre SA	6	12
Merlin Properties Socimi SA, REIT	2	21
Naturgy Energy Group SA	3	68
Red Electrica Corp. SA	1	24
Repsol SA	4	68
Telefonica SA	20	73
		835
Sweden — 0.5%
Boliden AB	1	29
Hexpol AB	2	16
Orron Energy ab	11	23
Skandinaviska Enskilda Banken AB, Class A	2	24
SSAB AB, Class B	4	23
Svenska Handelsbanken AB, Class A	2	20
Tele2 AB, Class B	9	74
Telia Co. AB	7	19
Volvo AB, Class B	13	235
		463
Switzerland — 0.6%
ABB Ltd. (Registered)	1	24
Cie Financiere Richemont SA (Registered)	—	46
Julius Baer Group Ltd.	—	24
Novartis AG (Registered)	1	116
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Swisscom AG (Registered)	—	24
UBS Group AG (Registered)	3	50
Zurich Insurance Group AG	1	216
		500
Taiwan — 0.9%
Accton Technology Corp.	3	20
ASE Technology Holding Co. Ltd.	16	48
Chailease Holding Co. Ltd.	3	23
Delta Electronics, Inc.	6	56
MediaTek, Inc.	1	23
Mega Financial Holding Co. Ltd.	16	16
Novatek Microelectronics Corp.	7	75
President Chain Store Corp.	10	84
Quanta Computer, Inc.	5	12
Realtek Semiconductor Corp.	2	20
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1	63
Taiwan Semiconductor Manufacturing Co. Ltd.	18	264
Vanguard International Semiconductor Corp.	18	44
Wiwynn Corp.	—	7
		755
Thailand — 0.1%
SCB X PCL	19	60
Siam Cement PCL (The) (Registered)	4	37
		97
United Kingdom — 2.5%
AstraZeneca plc	2	271
Aviva plc	5	25
Balfour Beatty plc	5	20
Barclays plc	21	41
Barratt Developments plc	12	56
Berkeley Group Holdings plc	—	21
Big Yellow Group plc, REIT	2	21
BP plc	24	136
British American Tobacco plc	—	16
BT Group plc	14	19
Centrica plc	20	23
Coca-Cola Europacific Partners plc	1	41
Compass Group plc	1	29
Diageo plc	4	194
Direct Line Insurance Group plc	15	40
Drax Group plc	2	15
Hays plc	11	16
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
HSBC Holdings plc	12	72
IG Group Holdings plc	2	18
Imperial Brands plc	3	71
InterContinental Hotels Group plc	1	78
Investec plc	3	19
Legal & General Group plc	9	26
Lloyds Banking Group plc	63	34
LondonMetric Property plc, REIT	12	25
Man Group plc	8	21
National Grid plc	2	23
NatWest Group plc	9	28
OSB Group plc	2	14
Pagegroup plc	3	18
Pearson plc	2	19
Persimmon plc	4	54
Reckitt Benckiser Group plc	1	34
RELX plc	6	166
Safestore Holdings plc, REIT	2	26
Sage Group plc (The)	6	56
Segro plc, REIT	3	25
Severn Trent plc	1	24
SSE plc	4	87
Taylor Wimpey plc	23	29
Telecom Plus plc	—	11
Tesco plc	8	20
Unilever plc	2	95
UNITE Group plc (The), REIT	2	22
United Utilities Group plc	2	24
Vodafone Group plc	18	19
WPP plc	5	50
		2,192
United States — 16.8%
3M Co.	—	55
AbbVie, Inc.	3	524
AGNC Investment Corp., REIT	6	64
Alexandria Real Estate Equities, Inc., REIT	—	76
Altria Group, Inc.	1	59
American Electric Power Co., Inc.	—	33
American Tower Corp., REIT	—	46
Americold Realty Trust, Inc., REIT	2	47
Amgen, Inc.	—	67
Analog Devices, Inc.	1	115
Annaly Capital Management, Inc., REIT	3	60
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
AT&T, Inc.	5	88
Avangrid, Inc.	1	56
Avista Corp.	1	27
Baker Hughes Co.	2	71
Bank of America Corp.	4	130
Best Buy Co., Inc.	1	61
BlackRock, Inc.	—	125
Boston Properties, Inc., REIT	1	50
Bristol-Myers Squibb Co.	5	349
Camden Property Trust, REIT	1	62
Campbell Soup Co.	1	76
Cardinal Health, Inc.	1	57
CenterPoint Energy, Inc.	4	109
CF Industries Holdings, Inc.	1	56
Chesapeake Energy Corp.	1	52
Chevron Corp.	1	116
Chord Energy Corp.	—	64
Cisco Systems, Inc.	1	66
Clear Channel Outdoor Holdings, Inc.*	5	5
Clearway Energy, Inc., Class C	1	20
Clorox Co. (The)	—	65
CME Group, Inc.	1	242
Coca-Cola Co. (The)	7	415
Cogent Communications Holdings, Inc.	—	22
Comcast Corp., Class A	4	148
Comerica, Inc.	1	54
Consolidated Edison, Inc.	1	66
Coterra Energy, Inc.	2	49
Crown Castle, Inc., REIT	—	19
Cummins, Inc.	—	60
Deere & Co.	—	96
DHT Holdings, Inc.	2	15
Digital Realty Trust, Inc., REIT	—	48
Dominion Energy, Inc.	1	63
Dow, Inc.	1	59
DT Midstream, Inc.	—	19
Duke Energy Corp.	1	91
Eastman Chemical Co.	2	125
Eaton Corp. plc	1	194
Edison International	1	64
Emerson Electric Co.	1	68
Entergy Corp.	1	66
EOG Resources, Inc.	—	63
EP Energy Corp.‡ *	—	3
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Equinix, Inc., REIT	—	205
Equitrans Midstream Corp.	2	17
Equity LifeStyle Properties, Inc.	1	62
Evergy, Inc.	1	91
Exxon Mobil Corp.	1	74
Fastenal Co.	1	57
Federal Realty Investment Trust, REIT	1	101
Ferguson plc	—	26
FirstEnergy Corp.	1	26
Frontier Communications Parent, Inc.*	1	37
General Dynamics Corp.	—	13
General Mills, Inc.	1	53
Genuine Parts Co.	—	67
Gilead Sciences, Inc.	1	70
GSK plc	7	119
Hasbro, Inc.	1	44
Hawaiian Electric Industries, Inc.	1	26
Healthpeak Properties, Inc., REIT	2	61
Hewlett Packard Enterprise Co.	4	70
Host Hotels & Resorts, Inc., REIT	4	60
HP, Inc.	1	16
iHeartMedia, Inc., Class A*	1	8
Intel Corp.	2	42
International Business Machines Corp.	—	68
International Paper Co.	1	51
Interpublic Group of Cos., Inc. (The)	2	71
Invitation Homes, Inc.	3	83
Iron Mountain, Inc., REIT	1	66
JM Smucker Co. (The)	—	52
Johnson & Johnson	3	484
Juniper Networks, Inc.	2	70
Kellogg Co.	1	65
Keurig Dr Pepper, Inc.	3	101
Kilroy Realty Corp., REIT	1	26
Kimberly-Clark Corp.	—	71
Kimco Realty Corp., REIT	4	82
Kinder Morgan, Inc.	10	173
Kite Realty Group Trust, REIT	1	29
Kraft Heinz Co. (The)	2	74
Laureate Education, Inc., Class A	2	18
Lumen Technologies, Inc.	15	78
LyondellBasell Industries NV, Class A	1	63
Marathon Petroleum Corp.	1	71
McDonald's Corp.	1	197
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Merck & Co., Inc.	3	348
Motorola Solutions, Inc.	—	69
National Retail Properties, Inc., REIT	1	41
Nestle SA (Registered)	3	354
NetApp, Inc.	1	48
Newell Brands, Inc.	5	62
Newmont Corp.	1	44
NextEra Energy, Inc.	2	140
NMG, Inc.‡ *	—	—
Nordic American Tankers Ltd.	7	21
Norfolk Southern Corp.	—	81
NorthWestern Corp.	—	26
NRG Energy, Inc.	1	19
OGE Energy Corp.	1	24
Omnicom Group, Inc.	1	76
ONEOK, Inc.	1	97
PACCAR, Inc.	1	68
Park Hotels & Resorts, Inc., REIT	1	17
Philip Morris International, Inc.	1	93
Phillips 66	1	70
Pinnacle West Capital Corp.	1	94
Pioneer Natural Resources Co.	—	63
PPL Corp.	3	90
Procter & Gamble Co. (The)	2	274
Progressive Corp. (The)	—	56
Prologis, Inc., REIT	3	380
Prudential Financial, Inc.	1	64
Public Service Enterprise Group, Inc.	—	24
Public Storage, REIT	1	162
Raytheon Technologies Corp.	1	73
Realty Income Corp.	1	63
Regency Centers Corp., REIT	1	61
Rexford Industrial Realty, Inc., REIT	1	48
Roche Holding AG	1	243
Seagate Technology Holdings plc	2	91
Shenandoah Telecommunications Co.	1	11
Simon Property Group, Inc., REIT	1	71
Sirius XM Holdings, Inc.(b)	10	60
Southern Co. (The)	1	90
Steel Dynamics, Inc.	—	44
Stellantis NV	8	112
Sun Communities, Inc., REIT	1	130
T. Rowe Price Group, Inc.	1	60
Target Corp.	1	91
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	11

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Texas Instruments, Inc.	1	215
TJX Cos., Inc. (The)	1	113
Trane Technologies plc	1	106
Truist Financial Corp.	2	67
UDR, Inc., REIT	2	75
UGI Corp.	1	23
Union Pacific Corp.	1	130
United Parcel Service, Inc., Class B	1	175
UnitedHealth Group, Inc.	—	82
Valero Energy Corp.	1	73
Ventas, Inc., REIT	2	112
Verizon Communications, Inc.	5	191
VF Corp.	1	16
Viatris, Inc.	2	26
VICI Properties, Inc., REIT	4	136
VMware, Inc., Class A*	1	68
Vornado Realty Trust, REIT	1	15
Walgreens Boots Alliance, Inc.	1	52
Wells Fargo & Co.	1	58
Welltower, Inc., REIT	2	121
Western Union Co. (The)	4	51
Weyerhaeuser Co., REIT	2	59
Williams Cos., Inc. (The)	3	92
WP Carey, Inc., REIT	1	112
		14,559
Total Common Stocks (Cost $31,263)		33,393
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 36.8%
Australia — 0.3%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026(c) (d) (e) (f)	200	199
FMG Resources August 2006 Pty. Ltd. 4.50%, 9/15/2027(c)	12	11
Glencore Funding LLC
4.13%, 3/12/2024(c)	16	16
4.00%, 3/27/2027(c)	6	6
3.88%, 10/27/2027(c)	4	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Australia — continued
2.50%, 9/1/2030(c)	6	5
Macquarie Group Ltd. 6.21%, 11/22/2024(c)	40	40
		281
Belgium — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 6/1/2030	19	17
4.38%, 4/15/2038	1	1
		18
Canada — 1.5%
1011778 BC ULC 3.88%, 1/15/2028(c)	17	15
Bank of Montreal Series H, 4.70%, 9/14/2027	5	5
Bank of Nova Scotia (The)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025(d) (e) (f)	18	17
1.30%, 9/15/2026	5	4
Baytex Energy Corp. 8.75%, 4/1/2027(c)	60	61
Bell Canada (The) Series US-5, 2.15%, 2/15/2032	6	5
Bombardier, Inc. 7.50%, 3/15/2025(c)	34	34
Canadian Pacific Railway Co. 2.90%, 2/1/2025	31	30
Emera, Inc. (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076(f)	160	154
Enbridge, Inc.
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077(f)	8	7
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080(f)	117	106
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083(f)	46	45
Fortis, Inc. 3.06%, 10/4/2026	7	7
GFL Environmental, Inc. 3.50%, 9/1/2028(c)	190	167
NOVA Chemicals Corp.
5.00%, 5/1/2025(c)	89	84
5.25%, 6/1/2027(c)	26	23
4.25%, 5/15/2029(b) (c)	40	33
Precision Drilling Corp. 7.13%, 1/15/2026(c)	23	22
Quebecor Media, Inc. 5.75%, 1/15/2023	130	130
Rogers Communications, Inc.
3.20%, 3/15/2027(c)	5	5
3.80%, 3/15/2032(c)	5	4
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082(c) (f)	40	35
Toronto-Dominion Bank (The)
4.69%, 9/15/2027	5	5
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082(f)	200	208
Transcanada Trust
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076(f)	33	31
(SOFR + 4.42%), 5.50%, 9/15/2079(f)	72	62
Videotron Ltd. 5.13%, 4/15/2027(c)	32	30
		1,329
Cayman Islands — 0.0% ^
Global Aircraft Leasing Co. Ltd. 6.50% (PIK), 9/14/2024(c) (g)	33	28
Finland — 0.1%
Nokia OYJ
4.38%, 6/12/2027	12	12
6.63%, 5/15/2039	33	31
		43
France — 0.5%
Altice France SA 8.13%, 2/1/2027(c)	200	182
Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025(c) (d) (e) (f)	200	203
		385
Germany — 0.0% ^
Deutsche Telekom International Finance BV 8.75%, 6/15/2030(h)	16	19
Ireland — 0.3%
AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079(f)	150	136
Avolon Holdings Funding Ltd.
5.25%, 5/15/2024(c)	21	21
3.95%, 7/1/2024(c)	20	19
3.25%, 2/15/2027(c)	13	11
2.53%, 11/18/2027(c)	71	57
Park Aerospace Holdings Ltd.
4.50%, 3/15/2023(c)	16	16
5.50%, 2/15/2024(c)	11	11
		271
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — 0.1%
Telecom Italia Capital SA
6.38%, 11/15/2033	20	16
6.00%, 9/30/2034	112	85
		101
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA 6.50%, 3/15/2030(c)	24	21
Macau — 0.2%
Sands China Ltd. 5.63%, 8/8/2025(h)	200	192
Netherlands — 0.4%
ING Groep NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027(d) (e) (f)	200	146
Shell International Finance BV 2.75%, 4/6/2030	5	4
Trivium Packaging Finance BV 5.50%, 8/15/2026(c) (h)	200	183
		333
Sweden — 0.2%
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031(a) (d) (e) (f)	200	163
Switzerland — 0.5%
Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046(a) (f)	200	195
UBS Group AG (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025(a) (d) (e) (f)	200	197
		392
United Kingdom — 0.8%
BAT Capital Corp.
3.22%, 8/15/2024	34	33
3.56%, 8/15/2027	20	18
4.39%, 8/15/2037	8	6
BP Capital Markets plc
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029(a) (d) (e) (f)	EUR 100	92
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030(d) (e) (f)	77	67
HSBC Holdings plc (SOFR + 0.58%), 1.16%, 11/22/2024(f)	200	190
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025(d) (e) (f)	200	185
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
Vodafone Group plc
5.00%, 5/30/2038	10	9
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079(f)	27	27
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081(f)	65	49
		676
United States — 31.9%
7-Eleven, Inc.
0.95%, 2/10/2026(c)	10	9
1.80%, 2/10/2031(c)	6	5
AbbVie, Inc.
3.20%, 5/14/2026	11	10
2.95%, 11/21/2026	21	20
3.20%, 11/21/2029	26	23
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028(c)	95	90
ACCO Brands Corp. 4.25%, 3/15/2029(c)	105	86
Activision Blizzard, Inc. 1.35%, 9/15/2030	10	8
ADT Security Corp. (The)
4.13%, 6/15/2023	82	81
4.88%, 7/15/2032(c)	45	38
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027(c)	10	9
AECOM 5.13%, 3/15/2027	53	51
Aetna, Inc. 3.88%, 8/15/2047	10	8
Air Lease Corp.
4.25%, 2/1/2024	10	10
0.70%, 2/15/2024	12	11
2.30%, 2/1/2025	30	28
3.25%, 3/1/2025	8	8
3.75%, 6/1/2026	5	5
Alabama Power Co. 3.75%, 9/1/2027	13	12
Albemarle Corp. 4.65%, 6/1/2027(b)	14	14
Albertsons Cos., Inc.
7.50%, 3/15/2026(c)	80	82
5.88%, 2/15/2028(c)	38	36
Alcoa Nederland Holding BV 6.13%, 5/15/2028(c)	200	197
Alexandria Real Estate Equities, Inc., REIT 2.75%, 12/15/2029	5	4
Allied Universal Holdco LLC
6.63%, 7/15/2026(c)	13	12
9.75%, 7/15/2027(c)	13	11
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Allison Transmission, Inc.
4.75%, 10/1/2027(c)	65	60
5.88%, 6/1/2029(c)	70	66
Ally Financial, Inc.
1.45%, 10/2/2023(b)	20	19
5.75%, 11/20/2025(b)	110	107
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028(d) (e) (f)	55	34
8.00%, 11/1/2031	39	40
Altria Group, Inc.
2.35%, 5/6/2025	4	4
4.80%, 2/14/2029	5	5
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/14/2026(b) (c) (g)	81	33
Ameren Corp. 3.50%, 1/15/2031	5	4
American Airlines, Inc.
5.50%, 4/20/2026(c)	70	67
5.75%, 4/20/2029(c)	85	78
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	24	22
6.50%, 4/1/2027	53	48
American Electric Power Co., Inc.
5.75%, 11/1/2027	5	5
3.20%, 11/13/2027	6	6
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062(f)	42	33
American International Group, Inc. (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048(f)	10	10
American Tower Corp., REIT
2.75%, 1/15/2027	11	10
1.50%, 1/31/2028	15	12
AmeriGas Partners LP
5.63%, 5/20/2024	25	24
5.88%, 8/20/2026	55	52
Amgen, Inc. 2.00%, 1/15/2032	10	8
Amkor Technology, Inc. 6.63%, 9/15/2027(c)	62	61
Amsted Industries, Inc. 5.63%, 7/1/2027(c)	21	20
Antero Midstream Partners LP
7.88%, 5/15/2026(c)	65	66
5.38%, 6/15/2029(c)	60	55
Antero Resources Corp.
8.38%, 7/15/2026(c)	41	43
5.38%, 3/1/2030(c)	55	51
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Apple, Inc. 4.50%, 2/23/2036	3	3
Aramark Services, Inc. 5.00%, 2/1/2028(c)	85	79
Arches Buyer, Inc. 4.25%, 6/1/2028(c)	85	66
Archrock Partners LP 6.88%, 4/1/2027(c)	7	7
Arconic Corp. 6.00%, 5/15/2025(c)	110	108
Ardagh Packaging Finance plc 4.13%, 8/15/2026(c)	200	173
Asbury Automotive Group, Inc. 4.63%, 11/15/2029(c)	75	63
AT&T, Inc.
3.88%, 1/15/2026	15	15
3.80%, 2/15/2027	17	16
2.25%, 2/1/2032	6	5
Athene Global Funding 0.95%, 1/8/2024(c)	50	48
ATI, Inc. 5.88%, 12/1/2027	10	10
Audacy Capital Corp. 6.50%, 5/1/2027(c)	41	8
Avantor Funding, Inc. 4.63%, 7/15/2028(c)	85	77
Avient Corp. 7.13%, 8/1/2030(c)	50	49
Avis Budget Car Rental LLC 5.75%, 7/15/2027(b) (c)	24	22
B&G Foods, Inc. 5.25%, 4/1/2025	146	128
Baker Hughes Holdings LLC 3.14%, 11/7/2029	5	4
Bank of America Corp.
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024(d) (e) (f)	107	103
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024(d) (e) (f)	53	52
(SOFR + 0.74%), 0.81%, 10/24/2024(f)	35	34
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025(f)	40	39
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025(d) (e) (f)	25	24
(SOFR + 0.91%), 0.98%, 9/25/2025(f)	60	55
(SOFR + 0.65%), 1.53%, 12/6/2025(f)	25	23
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026(d) (e) (f)	89	88
(SOFR + 1.75%), 4.83%, 7/22/2026(b) (f)	10	10
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027(d) (e) (f)	10	8
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027(f)	10	9
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027(d) (e) (f)	45	44
(SOFR + 0.96%), 1.73%, 7/22/2027(f)	40	35
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(d) (e) (f)	62	55
(SOFR + 1.21%), 2.57%, 10/20/2032(f)	10	8
Bank of New York Mellon Corp. (The)
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026(d) (e) (f)	58	49
(SOFRINDX + 2.07%), 5.83%, 10/25/2033(f)	4	4
Bath & Body Works, Inc. 7.50%, 6/15/2029(b)	100	99
Bausch Health Americas, Inc.
9.25%, 4/1/2026(c)	26	18
8.50%, 1/31/2027(c)	205	107
Bausch Health Cos., Inc.
5.50%, 11/1/2025(c)	121	103
9.00%, 12/15/2025(c)	68	54
5.75%, 8/15/2027(c)	12	8
5.00%, 1/30/2028(c)	340	163
5.25%, 1/30/2030(c)	40	19
Becton Dickinson and Co. 2.82%, 5/20/2030	10	9
Berry Global, Inc.
4.88%, 7/15/2026(c)	84	81
5.63%, 7/15/2027(c)	20	20
Biogen, Inc.
4.05%, 9/15/2025	6	6
2.25%, 5/1/2030	3	2
Block, Inc. 3.50%, 6/1/2031(b)	150	120
Blue Racer Midstream LLC 6.63%, 7/15/2026(c)	35	34
Boston Properties LP, REIT 2.45%, 10/1/2033	5	4
Boyd Gaming Corp. 4.75%, 12/1/2027(b)	70	65
BP Capital Markets America, Inc.
3.54%, 4/6/2027	12	11
3.63%, 4/6/2030	3	3
Brink's Co. (The) 4.63%, 10/15/2027(c)	75	69
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	9	8
Broadcom, Inc. 4.30%, 11/15/2032	6	5
Buckeye Partners LP 3.95%, 12/1/2026	60	54
Builders FirstSource, Inc. 4.25%, 2/1/2032(c)	90	73
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	8	7
BWX Technologies, Inc. 4.13%, 4/15/2029(c)	120	105
Caesars Entertainment, Inc. 6.25%, 7/1/2025(c)	105	102
Callon Petroleum Co. 6.38%, 7/1/2026	6	6
Calpine Corp.
5.25%, 6/1/2026(c)	29	28
4.50%, 2/15/2028(c)	75	67
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	15

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Capital One Financial Corp.
(SOFR + 0.69%), 1.34%, 12/6/2024(f)	45	43
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026(d) (e) (f)	64	50
Carnival Corp. 9.88%, 8/1/2027(c)	115	109
Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027(b) (c)	29	27
CCO Holdings LLC
5.13%, 5/1/2027(c)	158	147
5.00%, 2/1/2028(c)	89	81
5.38%, 6/1/2029(c)	270	244
4.75%, 3/1/2030(c)	404	348
CDW LLC 4.25%, 4/1/2028	40	37
Cedar Fair LP 5.25%, 7/15/2029	101	91
Celanese US Holdings LLC 6.05%, 3/15/2025	11	11
Centene Corp. 3.38%, 2/15/2030	330	279
CenterPoint Energy, Inc. (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023(d) (e) (f)	46	43
Central Garden & Pet Co. 5.13%, 2/1/2028	140	130
CF Industries, Inc. 4.50%, 12/1/2026(c)	13	13
Charles Schwab Corp. (The)
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025(d) (e) (f)	25	24
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030(d) (e) (f)	119	95
Chemours Co. (The)
5.38%, 5/15/2027(b)	63	58
5.75%, 11/15/2028(c)	32	29
Cheniere Energy Partners LP
4.50%, 10/1/2029	120	108
3.25%, 1/31/2032	35	28
Chesapeake Energy Corp. 6.75%, 4/15/2029(c)	55	54
Chevron Corp. 2.24%, 5/11/2030	5	4
Cigna Corp. 4.38%, 10/15/2028	15	14
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023(d) (e) (f)	35	35
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024(d) (e) (f)	43	41
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024(d) (e) (f)	61	54
(SOFR + 0.69%), 0.78%, 10/30/2024(f)	60	57
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025(d) (e) (f)	64	53
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025(f)	40	39
(SOFR + 0.67%), 0.98%, 5/1/2025(f)	40	37
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025(d) (e) (f)	73	66
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025(d) (e) (f)	39	34
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026(d) (e) (f)	70	60
(ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026(d) (e) (f)	98	95
(SOFR + 1.55%), 5.61%, 9/29/2026(f)	50	50
(SOFR + 0.77%), 1.46%, 6/9/2027(f)	35	30
Citizens Financial Group, Inc.
(ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023(d) (e) (f)	23	21
(ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024(d) (e) (f)	5	5
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026(d) (e) (f)	55	44
Clarivate Science Holdings Corp. 3.88%, 7/1/2028(c)	70	61
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027(c)	35	30
Cleveland-Cliffs, Inc. 5.88%, 6/1/2027	110	105
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050(f)	36	31
CNX Resources Corp. 7.25%, 3/14/2027(c)	6	6
Coinbase Global, Inc. 3.38%, 10/1/2028(b) (c)	35	19
Comcast Corp.
5.25%, 11/7/2025	22	22
5.35%, 11/15/2027	6	6
4.15%, 10/15/2028	5	5
2.65%, 2/1/2030	5	4
CommScope Technologies LLC
6.00%, 6/15/2025(c)	97	88
5.00%, 3/15/2027(c)	15	10
CommScope, Inc.
6.00%, 3/1/2026(c)	35	32
8.25%, 3/1/2027(c)	75	58
SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.75%, 9/1/2029(c)	75	60
Community Health Systems, Inc. 8.00%, 3/15/2026(c)	176	160
Comstock Resources, Inc. 6.75%, 3/1/2029(c)	90	81
Constellation Brands, Inc. 2.25%, 8/1/2031	10	8
Corebridge Financial, Inc.
3.65%, 4/5/2027(c)	13	12
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052(c) (f)	42	39
Cox Communications, Inc. 4.80%, 2/1/2035(c)	6	5
Crestwood Midstream Partners LP
5.75%, 4/1/2025	29	28
5.63%, 5/1/2027(c)	10	9
8.00%, 4/1/2029(c)	65	65
Crown Americas LLC 4.75%, 2/1/2026	26	25
Crown Castle, Inc., REIT
1.05%, 7/15/2026	8	7
3.65%, 9/1/2027	9	8
2.10%, 4/1/2031	16	13
CSC Holdings LLC
5.25%, 6/1/2024	157	146
5.75%, 1/15/2030(c)	200	113
CSX Corp.
2.40%, 2/15/2030	3	3
4.10%, 11/15/2032(b)	2	2
CVS Health Corp.
1.30%, 8/21/2027	18	15
3.25%, 8/15/2029	5	4
2.13%, 9/15/2031	6	5
Dana, Inc. 5.38%, 11/15/2027	115	107
Darling Ingredients, Inc. 5.25%, 4/15/2027(c)	12	12
DaVita, Inc. 4.63%, 6/1/2030(c)	140	113
Dell International LLC
6.02%, 6/15/2026	17	17
4.90%, 10/1/2026	5	5
DH Europe Finance II Sarl 2.20%, 11/15/2024	8	8
Diamond Sports Group LLC 5.38%, 8/15/2026(b) (c)	53	6
Directv Financing LLC 5.88%, 8/15/2027(c)	100	89
Discover Financial Services 3.75%, 3/4/2025	15	14
Discovery Communications LLC 3.63%, 5/15/2030	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
DISH DBS Corp.
5.00%, 3/15/2023	223	222
5.88%, 11/15/2024	25	23
7.75%, 7/1/2026	125	101
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024(d) (e) (f)	24	21
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027(d) (e) (f)	45	38
Series C, 2.25%, 8/15/2031	3	2
DT Midstream, Inc. 4.13%, 6/15/2029(c)	150	129
Duke Energy Corp.
5.00%, 12/8/2025	15	15
2.65%, 9/1/2026	11	10
5.00%, 12/8/2027	9	9
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082(f)	50	37
Dycom Industries, Inc. 4.50%, 4/15/2029(b) (c)	55	48
Edgewell Personal Care Co. 5.50%, 6/1/2028(c)	90	84
Edison International
3.55%, 11/15/2024	11	11
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026(d) (e) (f)	35	29
Element Solutions, Inc. 3.88%, 9/1/2028(c)	130	110
Elevance Health, Inc.
2.38%, 1/15/2025	4	4
2.88%, 9/15/2029	13	11
Embarq Corp. 8.00%, 6/1/2036	124	58
Emergent BioSolutions, Inc. 3.88%, 8/15/2028(c)	95	47
Encompass Health Corp. 4.50%, 2/1/2028	185	168
Energizer Holdings, Inc. 4.75%, 6/15/2028(c)	140	121
Energy Transfer LP
4.20%, 4/15/2027	5	5
5.50%, 6/1/2027	15	15
4.00%, 10/1/2027	7	7
EnLink Midstream Partners LP
4.15%, 6/1/2025	10	9
4.85%, 7/15/2026	58	55
5.60%, 4/1/2044	5	4
Entegris, Inc. 3.63%, 5/1/2029(b) (c)	125	102
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	17

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Entergy Louisiana LLC 0.95%, 10/1/2024	11	10
Entergy Texas, Inc. 1.75%, 3/15/2031	5	4
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077(f)	25	20
Envision Healthcare Corp. 8.75%, 10/15/2026(c)	20	5
EOG Resources, Inc. 5.10%, 1/15/2036	3	3
EQM Midstream Partners LP 7.50%, 6/1/2027(c)	95	93
Equitable Financial Life Global Funding 5.50%, 12/2/2025(c)	20	20
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025(d) (e) (f)	5	5
ESC Co., Intelsat Jackson Holdings, Ltd. 9.75%, 7/15/2025‡ (i)	35	—
Evergy, Inc. 2.90%, 9/15/2029	5	4
Eversource Energy
4.20%, 6/27/2024	6	6
4.60%, 7/1/2027	5	5
Exela Intermediate LLC 11.50%, 7/15/2026(c)	69	12
Exelon Corp. 2.75%, 3/15/2027(c)	15	14
Fidelity National Information Services, Inc.
4.50%, 7/15/2025	5	5
1.15%, 3/1/2026	6	5
2.25%, 3/1/2031	5	4
Fifth Third Bancorp (SOFR + 0.69%), 1.71%, 11/1/2027(f)	40	35
First Student Bidco, Inc. 4.00%, 7/31/2029(c)	75	62
First-Citizens Bank & Trust Co. 6.13%, 3/9/2028	21	21
Fiserv, Inc.
3.20%, 7/1/2026	18	17
3.50%, 7/1/2029	10	9
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	200	186
4.54%, 8/1/2026	200	184
5.11%, 5/3/2029	275	249
Freeport-McMoRan, Inc. 5.00%, 9/1/2027	140	137
Frontier Communications Holdings LLC 5.88%, 11/1/2029	4	3
Gannett Holdings LLC 6.00%, 11/1/2026(b) (c)	45	37
Gap, Inc. (The) 3.63%, 10/1/2029(c)	50	35
Gartner, Inc. 4.50%, 7/1/2028(c)	95	89
General Electric Co. (ICE LIBOR USD 3 Month + 3.33%), 8.10%, 3/15/2023(d) (e) (f)	69	68
General Motors Co. 6.13%, 10/1/2025	12	12
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
General Motors Financial Co., Inc.
3.80%, 4/7/2025	7	7
2.75%, 6/20/2025	10	9
1.25%, 1/8/2026	5	4
Genesis Energy LP
6.50%, 10/1/2025	5	5
6.25%, 5/15/2026(b)	32	29
8.00%, 1/15/2027	28	26
Gilead Sciences, Inc.
2.95%, 3/1/2027	9	8
1.65%, 10/1/2030	16	13
Global Payments, Inc.
3.20%, 8/15/2029	10	8
2.90%, 11/15/2031	5	4
Go Daddy Operating Co. LLC 5.25%, 12/1/2027(c)	50	47
Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 5.53%, 1/30/2023(d) (e) (f)	22	17
Goldman Sachs Group, Inc. (The)
(SOFR + 0.51%), 0.66%, 9/10/2024(f)	50	48
(SOFR + 0.49%), 0.92%, 10/21/2024(f)	35	34
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025(d) (e) (f)	5	4
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025(d) (e) (f)	7	6
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026(d) (e) (f)	69	56
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026(d) (e) (f)	7	6
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026(d) (e) (f)	21	20
(SOFR + 0.82%), 1.54%, 9/10/2027(f)	20	17
(SOFR + 0.91%), 1.95%, 10/21/2027(f)	5	4
(SOFR + 1.85%), 3.62%, 3/15/2028(f)	50	47
(SOFR + 1.26%), 2.65%, 10/21/2032(f)	5	4
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026(b)	47	44
5.00%, 7/15/2029(b)	55	46
Gray Television, Inc.
5.88%, 7/15/2026(b) (c)	20	18
7.00%, 5/15/2027(b) (c)	45	40
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Griffon Corp. 5.75%, 3/1/2028	95	87
Gulfport Energy Corp. 8.00%, 5/17/2026(c)	75	73
Hanesbrands, Inc. 4.88%, 5/15/2026(c)	60	54
Harsco Corp. 5.75%, 7/31/2027(c)	9	7
HCA, Inc.
5.88%, 2/15/2026	285	287
3.13%, 3/15/2027(c)	11	10
5.63%, 9/1/2028	274	272
2.38%, 7/15/2031	10	8
Herc Holdings, Inc. 5.50%, 7/15/2027(c)	28	26
Hertz Corp. (The) 4.63%, 12/1/2026(c)	100	84
Hilcorp Energy I LP 5.75%, 2/1/2029(c)	70	62
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	24	22
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	32	30
Hologic, Inc.
4.63%, 2/1/2028(c)	25	24
3.25%, 2/15/2029(c)	75	64
Howmet Aerospace, Inc.
5.13%, 10/1/2024	107	106
5.90%, 2/1/2027	8	8
5.95%, 2/1/2037	34	33
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	145	135
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023(d) (e) (f)	23	21
Hyundai Capital America
1.65%, 9/17/2026(c)	5	4
2.10%, 9/15/2028(c)	5	4
Icahn Enterprises LP
4.75%, 9/15/2024	70	67
6.38%, 12/15/2025	22	21
iHeartCommunications, Inc.
6.38%, 5/1/2026	57	52
8.38%, 5/1/2027	98	83
5.25%, 8/15/2027(c)	18	15
ILFC E-Capital Trust I 6.29%, 12/21/2065(c) (j)	100	59
Imola Merger Corp. 4.75%, 5/15/2029(c)	110	95
Intel Corp. 2.00%, 8/12/2031	3	2
IQVIA, Inc. 5.00%, 5/15/2027(c)	200	191
Iron Mountain, Inc., REIT
4.88%, 9/15/2027(c)	84	77
5.25%, 3/15/2028(c)	48	44
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
ITC Holdings Corp.
4.95%, 9/22/2027(c)	20	20
3.35%, 11/15/2027	10	9
2.95%, 5/14/2030(c)	5	4
JB Poindexter & Co., Inc. 7.13%, 4/15/2026(c)	31	30
JBS USA LUX SA 5.50%, 1/15/2030(c)	42	40
JELD-WEN, Inc. 4.88%, 12/15/2027(b) (c)	65	49
Jersey Central Power & Light Co. 4.70%, 4/1/2024(c)	15	15
John Deere Capital Corp. 4.15%, 9/15/2027	8	8
Kaiser Aluminum Corp. 4.63%, 3/1/2028(c)	80	70
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	100	79
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	11	10
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033(f)	5	5
Kilroy Realty LP, REIT 3.45%, 12/15/2024	10	10
Kinetik Holdings LP 5.88%, 6/15/2030(c)	65	61
Kraft Heinz Foods Co. 3.75%, 4/1/2030	5	5
Kroger Co. (The) 1.70%, 1/15/2031	6	5
L3Harris Technologies, Inc. 1.80%, 1/15/2031	5	4
LABL, Inc. 6.75%, 7/15/2026(c)	100	94
Ladder Capital Finance Holdings LLLP, REIT 5.25%, 10/1/2025(c)	48	45
Lamar Media Corp. 4.88%, 1/15/2029(b)	85	78
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030(c)	100	88
Lear Corp. 2.60%, 1/15/2032	5	4
Lennar Corp.
4.50%, 4/30/2024	15	15
5.88%, 11/15/2024	45	45
4.75%, 5/30/2025	5	5
5.25%, 6/1/2026	14	14
5.00%, 6/15/2027	20	19
Liberty Interactive LLC 8.25%, 2/1/2030	35	16
Lincoln National Corp. 4.00%, 9/1/2023	2	2
Live Nation Entertainment, Inc.
5.63%, 3/15/2026(c)	33	31
6.50%, 5/15/2027(c)	165	161
Lockheed Martin Corp.
5.10%, 11/15/2027	4	4
5.25%, 1/15/2033	2	2
Lowe's Cos., Inc. 3.35%, 4/1/2027	18	17
Lumen Technologies, Inc.
4.00%, 2/15/2027(c)	75	64
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	19

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series G, 6.88%, 1/15/2028(b)	160	133
Madison IAQ LLC 4.13%, 6/30/2028(c)	115	96
MasTec, Inc.
4.50%, 8/15/2028(c)	95	85
6.63%, 8/15/2029(c)	50	45
Matador Resources Co. 5.88%, 9/15/2026	55	53
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024(c)	227	221
McCormick & Co., Inc. 3.15%, 8/15/2024	6	6
McKesson Corp. 1.30%, 8/15/2026	12	11
MDC Holdings, Inc. 2.50%, 1/15/2031	5	4
Medline Borrower LP 3.88%, 4/1/2029(c)	100	81
Mellon Capital IV (ICE LIBOR USD 3 Month + 0.57%), 5.31%, 1/30/2023(d) (e) (f)	18	14
MetLife Capital Trust IV 7.88%, 12/15/2037(c)	100	108
MetLife, Inc. Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025(d) (e) (f)	63	59
MGM Resorts International 4.63%, 9/1/2026	200	183
Midcontinent Communications 5.38%, 8/15/2027(c)	17	15
Mondelez International, Inc.
2.63%, 3/17/2027	8	7
1.50%, 2/4/2031	6	5
Morgan Stanley
(SOFR + 0.46%), 0.53%, 1/25/2024(f)	37	37
(SOFR + 0.62%), 0.73%, 4/5/2024(f)	25	25
(SOFR + 0.51%), 0.79%, 1/22/2025(f)	25	24
(SOFR + 1.15%), 2.72%, 7/22/2025(f)	40	38
(SOFR + 0.56%), 1.16%, 10/21/2025(f)	25	23
(SOFR + 0.94%), 2.63%, 2/18/2026(f)	50	47
Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026(d) (e) (f)	24	23
(SOFR + 0.86%), 1.51%, 7/20/2027(f)	20	17
MPLX LP
4.88%, 6/1/2025	16	16
1.75%, 3/1/2026	9	8
4.13%, 3/1/2027	9	8
4.50%, 4/15/2038	3	3
National Rural Utilities Cooperative Finance Corp.
5.45%, 10/30/2025	14	14
(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046(f)	20	18
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027(c)	95	85
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
NCR Corp.
5.75%, 9/1/2027(c)	25	24
6.13%, 9/1/2029(b) (c)	105	98
Netflix, Inc.
5.88%, 2/15/2025	100	101
4.88%, 4/15/2028	20	19
5.88%, 11/15/2028	60	61
New Albertsons LP
7.75%, 6/15/2026	5	5
6.63%, 6/1/2028	15	14
7.45%, 8/1/2029	21	21
8.00%, 5/1/2031	80	82
Newell Brands, Inc. 4.45%, 4/1/2026(h)	150	141
Nexstar Media, Inc.
5.63%, 7/15/2027(c)	43	39
4.75%, 11/1/2028(c)	55	48
NextEra Energy Capital Holdings, Inc.
4.20%, 6/20/2024	17	17
4.26%, 9/1/2024	8	8
4.63%, 7/15/2027	10	10
(ICE LIBOR USD 3 Month + 2.07%), 5.81%, 10/1/2066(f)	35	29
(ICE LIBOR USD 3 Month + 2.13%), 6.89%, 6/15/2067(f)	39	33
(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079(f)	28	26
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082(f)	14	11
NextEra Energy Operating Partners LP
4.25%, 7/15/2024(c)	23	22
4.25%, 9/15/2024(c)	4	4
4.50%, 9/15/2027(c)	8	7
Niagara Mohawk Power Corp. 3.51%, 10/1/2024(c)	8	8
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023(d) (e) (f)	62	58
0.95%, 8/15/2025	29	26
1.70%, 2/15/2031	10	8
Nissan Motor Acceptance Co. LLC 2.45%, 9/15/2028(c)	10	8
Norfolk Southern Corp.
2.90%, 6/15/2026	9	8
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
2.30%, 5/15/2031	3	2
NRG Energy, Inc.
6.63%, 1/15/2027	3	3
5.75%, 1/15/2028	12	11
5.25%, 6/15/2029(c)	136	120
NuStar Logistics LP
6.00%, 6/1/2026	12	12
5.63%, 4/28/2027	30	28
Occidental Petroleum Corp.
8.88%, 7/15/2030	115	130
6.63%, 9/1/2030	180	186
Oceaneering International, Inc. 6.00%, 2/1/2028	14	13
ON Semiconductor Corp. 3.88%, 9/1/2028(c)	85	74
OneMain Finance Corp.
5.63%, 3/15/2023	27	27
6.88%, 3/15/2025	45	43
7.13%, 3/15/2026	77	73
6.63%, 1/15/2028	33	30
Oracle Corp.
2.50%, 4/1/2025	13	12
5.80%, 11/10/2025	6	6
1.65%, 3/25/2026	7	6
3.25%, 11/15/2027	4	4
3.90%, 5/15/2035	7	6
3.85%, 7/15/2036	2	2
Organon & Co. 5.13%, 4/30/2031(c)	200	173
Outfront Media Capital LLC 5.00%, 8/15/2027(c)	15	14
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027(c)	200	177
Par Pharmaceutical, Inc. 7.50%, 4/1/2027(c) (h)	12	9
Paramount Global
4.20%, 5/19/2032	6	5
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(f)	90	73
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062(f)	65	53
Parker-Hannifin Corp. 3.65%, 6/15/2024	23	23
PBF Logistics LP 6.88%, 5/15/2023	7	7
Penske Automotive Group, Inc. 3.75%, 6/15/2029	75	61
Penske Truck Leasing Co. LP
2.70%, 11/1/2024(c)	7	7
1.20%, 11/15/2025(c)	4	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Performance Food Group, Inc. 5.50%, 10/15/2027(c)	20	19
PG&E Corp. 5.00%, 7/1/2028	110	100
Philip Morris International, Inc.
5.00%, 11/17/2025	15	15
3.38%, 8/15/2029	10	9
Pilgrim's Pride Corp. 5.88%, 9/30/2027(c)	39	38
PNC Financial Services Group, Inc. (The)
Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023(d) (e) (f)	44	41
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026(d) (e) (f)	60	48
Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 6.20%, 9/15/2027(d) (e) (f)	60	59
(SOFR + 1.62%), 5.35%, 12/2/2028(f)	10	10
Post Holdings, Inc.
5.75%, 3/1/2027(c)	8	8
5.50%, 12/15/2029(c)	140	127
PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 7.39%, 3/30/2067(f)	87	75
Prime Security Services Borrower LLC
5.75%, 4/15/2026(c)	80	77
3.38%, 8/31/2027(c)	25	22
Principal Life Global Funding II 1.25%, 6/23/2025(c)	11	10
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023(d) (e) (f)	53	51
Prudential Financial, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 5.12%, 3/1/2052(f)	30	27
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052(f)	30	29
Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031	10	8
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027	17	17
QUALCOMM, Inc. 5.40%, 5/20/2033	5	5
Radian Group, Inc.
4.50%, 10/1/2024	40	39
4.88%, 3/15/2027	12	11
Range Resources Corp. 4.88%, 5/15/2025	85	81
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	21

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	13	10
RHP Hotel Properties LP, REIT 4.75%, 10/15/2027	98	89
Rite Aid Corp. 8.00%, 11/15/2026(c)	140	75
Rocket Mortgage LLC 3.88%, 3/1/2031(c)	110	84
Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025(c)	67	72
Royalty Pharma plc 2.15%, 9/2/2031	4	3
S&P Global, Inc.
2.45%, 3/1/2027(c)	12	11
2.90%, 3/1/2032(c)	5	4
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	31	31
Sabre GLBL, Inc. 9.25%, 4/15/2025(c)	110	110
SBA Communications Corp., REIT 3.13%, 2/1/2029	105	87
Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026(b)	125	118
Scripps Escrow II, Inc. 3.88%, 1/15/2029(c)	45	36
Scripps Escrow, Inc. 5.88%, 7/15/2027(c)	70	62
Seagate HDD Cayman 4.88%, 6/1/2027	95	89
Sealed Air Corp. 5.13%, 12/1/2024(c)	20	20
Sempra Energy
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025(d) (e) (f)	75	69
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052(f)	51	39
Sensata Technologies BV
5.63%, 11/1/2024(c)	125	124
5.00%, 10/1/2025(c)	30	29
Service Corp. International
4.63%, 12/15/2027	12	11
5.13%, 6/1/2029	5	5
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	15	14
Sirius XM Radio, Inc.
5.00%, 8/1/2027(c)	53	49
5.50%, 7/1/2029(c)	161	147
Six Flags Entertainment Corp.
4.88%, 7/31/2024(c)	12	12
5.50%, 4/15/2027(b) (c)	102	92
SM Energy Co.
6.75%, 9/15/2026	12	12
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
6.63%, 1/15/2027	61	59
Sonic Automotive, Inc. 4.63%, 11/15/2029(c)	45	36
Southern California Edison Co.
Series E, (ICE LIBOR USD 3 Month + 4.20%), 8.64%, 1/30/2023(d) (e) (f)	12	12
1.10%, 4/1/2024	14	13
Southern California Gas Co.
3.15%, 9/15/2024	7	7
2.95%, 4/15/2027	6	6
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	2	2
Southwestern Energy Co. 7.75%, 10/1/2027	135	138
Spectrum Brands, Inc.
5.75%, 7/15/2025	8	8
5.00%, 10/1/2029(c)	31	27
Sprint Capital Corp. 8.75%, 3/15/2032	197	234
Sprint LLC
7.88%, 9/15/2023	227	230
7.13%, 6/15/2024	71	72
7.63%, 2/15/2025	194	200
7.63%, 3/1/2026	39	41
SS&C Technologies, Inc. 5.50%, 9/30/2027(c)	93	87
Stagwell Global LLC 5.63%, 8/15/2029(c)	70	58
Standard Industries, Inc.
5.00%, 2/15/2027(c)	18	17
4.75%, 1/15/2028(c)	77	69
Staples, Inc.
7.50%, 4/15/2026(c)	95	82
10.75%, 4/15/2027(c)	85	61
Starbucks Corp. 2.55%, 11/15/2030	13	11
State Street Corp.
(ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023(d) (e) (f)	31	29
(SOFR + 0.73%), 2.20%, 2/7/2028(b) (f)	10	9
Station Casinos LLC 4.50%, 2/15/2028(c)	70	61
Steel Dynamics, Inc. 5.00%, 12/15/2026	15	15
Stericycle, Inc. 3.88%, 1/15/2029(c)	150	131
Summit Materials LLC 6.50%, 3/15/2027(c)	45	44
Sunoco LP
6.00%, 4/15/2027	71	70
5.88%, 3/15/2028	3	3
SVB Financial Group
3.50%, 1/29/2025(b)	10	10
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026(d) (e) (f)	85	56
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026(d) (e) (f)	20	13
Sysco Corp.
3.25%, 7/15/2027	15	14
2.40%, 2/15/2030	6	5
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	11	11
3.70%, 4/14/2027	23	22
Tallgrass Energy Partners LP 5.50%, 1/15/2028(c)	5	4
Targa Resources Partners LP 6.50%, 7/15/2027	191	192
Tempur Sealy International, Inc. 4.00%, 4/15/2029(c)	150	126
Tenet Healthcare Corp.
4.63%, 7/15/2024	29	28
4.63%, 9/1/2024(c)	11	11
4.88%, 1/1/2026(c)	163	154
6.25%, 2/1/2027(c)	30	29
5.13%, 11/1/2027(c)	189	176
TerraForm Power Operating LLC 5.00%, 1/31/2028(c)	29	26
Thermo Fisher Scientific, Inc. 4.80%, 11/21/2027	17	17
T-Mobile USA, Inc.
3.50%, 4/15/2025	30	29
2.25%, 11/15/2031	10	8
Toyota Motor Credit Corp. 3.05%, 3/22/2027	7	7
TransDigm, Inc. 6.25%, 3/15/2026(c)	184	181
Transocean Pontus Ltd. 6.13%, 8/1/2025(c)	26	26
Transocean Poseidon Ltd. 6.88%, 2/1/2027(b) (c)	44	43
Transocean Proteus Ltd. 6.25%, 12/1/2024(c)	14	13
Travel + Leisure Co.
5.65%, 4/1/2024(h)	17	17
6.60%, 10/1/2025(h)	16	16
6.00%, 4/1/2027(h)	25	24
TriMas Corp. 4.13%, 4/15/2029(c)	54	47
Trinseo Materials Operating SCA 5.38%, 9/1/2025(c)	52	43
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Truist Financial Corp.
Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027(d) (e) (f)	6	5
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030(d) (e) (f)	93	86
Uber Technologies, Inc. 7.50%, 5/15/2025(c)	65	65
UDR, Inc., REIT 3.20%, 1/15/2030	5	4
Union Pacific Corp.
3.00%, 4/15/2027	9	8
3.70%, 3/1/2029	10	9
United Airlines Holdings, Inc.
5.00%, 2/1/2024(b)	33	32
4.88%, 1/15/2025	28	27
United Airlines, Inc. 4.38%, 4/15/2026(c)	70	65
United Rentals North America, Inc.
5.50%, 5/15/2027	6	6
4.88%, 1/15/2028	240	227
UnitedHealth Group, Inc.
5.00%, 10/15/2024	21	21
5.15%, 10/15/2025	10	10
3.70%, 5/15/2027	8	8
4.20%, 5/15/2032	5	5
Univision Communications, Inc. 4.50%, 5/1/2029(c)	70	59
US Bancorp
Series V, 2.38%, 7/22/2026	50	46
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027(d) (e) (f)	60	49
Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027(d) (e) (f)	8	7
Ventas Realty LP, REIT
4.13%, 1/15/2026	10	10
4.00%, 3/1/2028	5	5
Verizon Communications, Inc.
4.40%, 11/1/2034	8	7
4.27%, 1/15/2036	6	5
VICI Properties LP, REIT
4.25%, 12/1/2026(c)	75	70
5.75%, 2/1/2027(c)	23	22
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026(c) (d) (e) (f)	14	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	23

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Vistra Operations Co. LLC
5.50%, 9/1/2026(c)	20	19
5.63%, 2/15/2027(c)	130	123
VMware, Inc.
4.65%, 5/15/2027	14	14
3.90%, 8/21/2027	12	11
Walt Disney Co. (The) 3.70%, 9/15/2024	7	7
Warnermedia Holdings, Inc.
3.43%, 3/15/2024(c)	18	17
3.76%, 3/15/2027(c)	52	47
4.28%, 3/15/2032(c)	5	4
WEC Energy Group, Inc.
5.00%, 9/27/2025(b)	7	7
1.80%, 10/15/2030	5	4
Weekley Homes LLC 4.88%, 9/15/2028(c)	100	84
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024(d) (e) (f)	33	30
(SOFR + 0.51%), 0.80%, 5/19/2025(f)	20	19
(ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025(d) (e) (f)	13	13
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026(f)	50	47
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026(d) (e) (f)	130	114
(SOFR + 1.51%), 3.53%, 3/24/2028(f)	50	46
Welltower, Inc., REIT 3.63%, 3/15/2024	13	13
WESCO Distribution, Inc.
7.13%, 6/15/2025(c)	40	40
7.25%, 6/15/2028(c)	125	127
Western Midstream Operating LP 4.75%, 8/15/2028	135	123
William Carter Co. (The) 5.63%, 3/15/2027(c)	73	70
Williams Cos., Inc. (The) 2.60%, 3/15/2031	5	4
WP Carey, Inc., REIT 2.40%, 2/1/2031	5	4
Wynn Las Vegas LLC 5.50%, 3/1/2025(c)	35	33
Wynn Resorts Finance LLC 5.13%, 10/1/2029(c)	224	192
Xerox Corp. 4.62%, 3/15/2023(h)	5	5
Yum! Brands, Inc. 4.75%, 1/15/2030(c)	24	22
Zayo Group Holdings, Inc. 4.00%, 3/1/2027(c)	140	103
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Zoetis, Inc.
5.40%, 11/14/2025	24	24
2.00%, 5/15/2030	6	5
		27,708
Total Corporate Bonds (Cost $35,965)		31,960
Equity Linked Notes — 5.0%
Canada — 1.0%
National Bank of Canada, ELN, 9.00%, 4/4/2023, (linked to Nasdaq-100 Index)* (c)	—	886
France — 3.0%
BNP Paribas, ELN, 8.50%, 3/16/2023, (linked to Nasdaq-100 Index)* (a)	—	865
BNP Paribas, ELN, 9.00%, 3/23/2023, (linked to Nasdaq-100 Index)* (c)	—	867
Societe Generale SA, ELN, 9.00%, 3/1/2023, (linked to Nasdaq-100 Index)* (a)	—	853
		2,585
United Kingdom — 1.0%
Barclays Bank plc, ELN, 8.50%, 3/9/2023, (linked to Nasdaq-100 Index)* (a)	—	853
Total Equity Linked Notes (Cost $4,484)		4,324
	SHARES (000)
Investment Companies — 4.6%
United States — 4.6%
JPMorgan Equity Income Fund, Class R6(k)	74	1,669
JPMorgan Floating Rate Income Fund, Class R6(k)	111	918
JPMorgan Managed Income Fund, Class L(k)	139	1,390
		3,977
Total Investment Companies (Cost $3,432)		3,977
Exchange-Traded Funds — 3.9%
United States — 3.9%
JPMorgan Equity Premium Income ETF(k)	44	2,400
JPMorgan High Yield Research Enhanced ETF(k)	22	949
		3,349
Total Exchange-Traded Funds (Cost $3,728)		3,349
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 2.1%
United States — 2.1%
BANK Series 2017-BNK7, Class D, 2.71%, 9/15/2060(c)	100	69
Benchmark Mortgage Trust Series 2019-B11, Class D, 3.00%, 5/15/2052(c)	100	66
BX Commercial Mortgage Trust Series 2020-VIV2, Class C, 3.54%, 3/9/2044(c) (j)	106	83
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class D, 4.91%, 9/10/2045(c) (j)	100	80
Series 2016-P6, Class D, 3.25%, 12/10/2049(c)	20	15
Series 2017-P7, Class D, 3.25%, 4/14/2050(c)	23	15
Series 2017-P7, Class B, 4.14%, 4/14/2050(j)	10	9
Commercial Mortgage Trust Series 2016-CR28, Class C, 4.60%, 2/10/2049(j)	100	90
CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 4.98%, 3/15/2052(j)	100	84
DBGS Mortgage Trust Series 2018-5BP, Class B, 5.30%, 6/15/2033(c) (j)	100	92
FHLMC Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	160	16
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K734, Class X3, IO, 2.24%, 7/25/2026(j)	120	7
Series Q012, Class X, IO, 4.12%, 9/25/2035(j)	438	84
Series K726, Class X3, IO, 2.15%, 7/25/2044(j)	151	4
Series K729, Class X3, IO, 1.97%, 11/25/2044(j)	1,212	37
Series K728, Class X3, IO, 2.02%, 11/25/2045(j)	100	3
Series K071, Class X3, IO, 2.08%, 11/25/2045(j)	700	56
Series K088, Class X3, IO, 2.43%, 2/25/2047(j)	555	63
Series K108, Class X3, IO, 3.61%, 4/25/2048(j)	400	75
FREMF Series 2018-KF46, Class B, 6.09%, 3/25/2028(c) (j)	3	3
FREMF Mortgage Trust
Series 2017-KF31, Class B, 7.04%, 4/25/2024(c) (j)	4	4
Series 2017-KF32, Class B, 6.69%, 5/25/2024(c) (j)	27	27
Series 2018-KF45, Class B, 6.09%, 3/25/2025(c) (j)	4	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2018-KF47, Class B, 6.14%, 5/25/2025(c) (j)	17	17
Series 2018-KC02, Class B, 4.10%, 7/25/2025(c) (j)	25	23
Series 2018-KF53, Class B, 6.19%, 10/25/2025(j)	25	24
Series 2019-KC03, Class B, 4.38%, 1/25/2026(c) (j)	25	23
Series 2019-KF62, Class B, 6.19%, 4/25/2026(c) (j)	6	6
Series 2018-KF43, Class B, 6.29%, 1/25/2028(c) (j)	22	20
Series 2018-KF50, Class B, 6.04%, 7/25/2028(c) (j)	3	3
Series 2018-K82, Class B, 4.13%, 9/25/2028(c) (j)	50	46
Series 2019-KF63, Class B, 6.49%, 5/25/2029(c) (j)	12	12
Series 2017-K65, Class B, 4.08%, 7/25/2050(c) (j)	75	70
Series 2018-K75, Class B, 3.98%, 4/25/2051(c) (j)	10	9
Series 2020-K737, Class B, 3.30%, 1/25/2053(c) (j)	100	91
Series 2020-K737, Class C, 3.30%, 1/25/2053(c) (j)	145	128
GNMA
Series 2016-71, Class QI, IO, 0.94%, 11/16/2057(j)	108	4
Series 2020-14, IO, 0.59%, 2/16/2062(j)	572	27
Series 2020-23, IO, 0.66%, 4/16/2062(j)	159	8
Jackson Park Trust
Series 2019-LIC, Class E, 3.24%, 10/14/2039(c) (j)	100	72
Series 2019-LIC, Class F, 3.24%, 10/14/2039(c) (j)	100	68
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039(j)	20	9
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class B, 3.88%, 11/15/2049(j)	50	42
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	25

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040(c) (j)	10	8
Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053(j)	993	100
Total Commercial Mortgage-Backed Securities (Cost $2,112)		1,796
U.S. Treasury Obligations — 1.2%
United States — 1.2%
U.S. Treasury Notes
0.13%, 1/31/2023(l)	972	969
0.88%, 1/31/2024(l)	60	58
Total U.S. Treasury Obligations (Cost $1,029)		1,027
Collateralized Mortgage Obligations — 0.8%
United States — 0.8%
Banc of America Funding Trust Series 2006-A, Class 1A1, 3.96%, 2/20/2036(j)	7	6
Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 6.08%, 9/25/2035(j)	16	16
Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 6.49%, 9/25/2039(c) (j)	1	1
FHLMC, REMIC
Series 4703, Class SA, IF, IO, 1.83%, 7/15/2047(j)	179	20
Series 4937, Class MS, IF, IO, 1.66%, 12/25/2049(j)	117	12
Series 4839, Class WS, IF, IO, 1.78%, 8/15/2056(j)	124	15
FHLMC, STRIPS
Series 316, Class S7, IF, IO, 1.78%, 11/15/2043(j)	163	16
Series 356, Class S5, IF, IO, 1.68%, 9/15/2047(j)	211	21
FNMA, Connecticut Avenue Securities Series 2017-C02, Class 2B1, 9.89%, 9/25/2029(j)	20	22
FNMA, REMIC
Series 2012-75, Class DS, IF, IO, 1.56%, 7/25/2042(j)	138	12
Series 2016-1, Class SJ, IF, IO, 1.76%, 2/25/2046(j)	90	10
Series 2018-67, Class SN, IF, IO, 1.81%, 9/25/2048(j)	287	33
Series 2018-73, Class SC, IF, IO, 1.81%, 10/25/2048(j)	167	16
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
GNMA
Series 2017-67, Class ST, IF, IO, 1.85%, 5/20/2047(j)	135	15
Series 2017-112, Class S, IF, IO, 1.85%, 7/20/2047(j)	104	11
Series 2018-36, Class SG, IF, IO, 1.85%, 3/20/2048(j)	62	7
Series 2019-22, Class SM, IF, IO, 1.70%, 2/20/2049(j)	159	17
Series 2019-42, Class SJ, IF, IO, 1.70%, 4/20/2049(j)	128	13
Impac CMB Trust
Series 2004-7, Class 1A2, 5.31%, 11/25/2034(j)	27	27
Series 2005-8, Class 1AM, 5.09%, 2/25/2036(j)	54	47
Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 3.84%, 7/25/2034(j)	—	—
New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059(c) (j)	239	185
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 6.71%, 10/25/2037(j)	208	182
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 3.31%, 5/25/2035(j)	9	9
Total Collateralized Mortgage Obligations (Cost $944)		713
	SHARES (000)
Preferred Stocks — 0.5%
United States — 0.5%
Allstate Corp. (The) Series H, 5.10%, 10/15/2024 ($25 par value)(b) (m)	1	23
Bank of America Corp.,
Series KK, 5.38%, 6/25/2024 ($25 par value)(m)	1	15
Series LL, 5.00%, 9/17/2024 ($25 par value)(m)	1	14
Energy Transfer LP Series E, 7.60%, 5/15/2024(m)	1	24
Morgan Stanley,
Series K, 5.85%, 4/15/2027 ($25 par value)(b) (m)	2	48
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued
United States — continued
Series P, 6.50%, 10/15/2027 ($25 par value)(b) (m)	2	45
MYT Holding LLC Series A, 10.00%, 6/6/2029‡	7	7
SCE Trust VI 5.00%, 6/26/2022 ($25 par value)	4	68
Sempra Energy 5.75%, 7/1/2079 ($25 par value)	—	2
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	1	20
State Street Corp. Series G, 5.35%, 3/15/2026 ($25 par value)(m)	—	9
Truist Financial Corp. Series R, 4.75%, 9/1/2025 ($25 par value)(m)	1	15
Wells Fargo & Co.,
Series Y, 5.63%, 12/15/2022 ($25 par value)(m)	1	27
Series Z, 4.75%, 3/15/2025 ($25 par value)(m)	5	97
Total Preferred Stocks (Cost $514)		414
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.4%
United States — 0.4%
FNMA UMBS, 30 Year
Pool # MA4398, 2.00%, 8/1/2051	310	253
Pool # MA4465, 2.00%, 11/1/2051	10	8
Pool # MA4563, 2.50%, 3/1/2052	57	48
Pool # MA4564, 3.00%, 3/1/2052	12	11
Pool # MA4733, 4.50%, 9/1/2052	29	28
GNMA II, 30 Year Pool # MA7534, 2.50%, 8/20/2051	52	45
Total Mortgage-Backed Securities (Cost $475)		393
Asset-Backed Securities — 0.3%
United States — 0.3%
GSAMP Trust Series 2003-SEA, Class A1, 5.19%, 2/25/2033(j)	68	66
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-SD1, Class M1, 6.64%, 3/25/2033(j)	104	100
Series 2003-NC10, Class M1, 5.41%, 10/25/2033(j)	12	11
Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024(c)	7	7
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 6.41%, 8/25/2034(j)	40	41
Total Asset-Backed Securities (Cost $220)		225
Loan Assignments — 0.1%(f) (n)
United States — 0.1%
CenturyLink, Inc., 1st Lien Term Loan B ( ICE LIBOR USD 1 Month + 2.25%), 6.00%, 3/15/2027	8	7
Nexstar Broadcasting, Inc., 1st Lien Term Loan B ( ICE LIBOR USD 1 Month + 2.50%), 6.88%, 9/18/2026	25	25
UFC Holdings LLC, 1st Lien Term Loan B-3 ( ICE LIBOR USD 3 Month + 2.75%), 7.11%, 4/29/2026	38	38
WMG Acquisition Corp., 1st Lien Term Loan G ( ICE LIBOR USD 1 Month + 2.13%), 6.51%, 1/20/2028	31	31
Total Loan Assignments (Cost $102)		101
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD‡ *	—	6
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD‡ *	—	—
Total Warrants (Cost $—)		6
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
United States — 0.0% ^
Liberty Interactive LLC
4.00%, 11/15/2029	3	1
3.75%, 2/15/2030	2	1
Total Convertible Bonds (Cost $4)		2
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	27

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0%
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025‡ *(Cost $—)	—	—
	SHARES (000)
Short-Term Investments — 6.0%
Investment Companies — 4.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49%(k) (o)	416	416
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42%(k) (o)	3,171	3,172
Total Investment Companies (Cost $3,587)		3,588
Investment of Cash Collateral from Securities Loaned — 1.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56%(k) (o)	200	200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12%(k) (o)	1,457	1,457
Total Investment of Cash Collateral from Securities Loaned (Cost $1,657)		1,657
Total Short-Term Investments (Cost $5,244)		5,245
Total Investments — 100.1% (Cost $89,516)		86,925
Liabilities in Excess of Other Assets — (0.1)%		(88)
NET ASSETS — 100.0%		86,837

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
ELN	Equity-Linked Note
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
December 31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PIK	Payment In Kind
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $1,602.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan Insurance Trust	December 31, 2022

(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of December 31, 2022.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(i)	Defaulted security.
(j)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2022.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	The rate shown is the current yield as of December 31, 2022.
Summary of Investments by Industry, December 31, 2022
The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	7.0%
Oil, Gas & Consumable Fuels	6.4
Convertible Bonds	5.0
U.S. Equity	4.7
Equity Real Estate Investment Trusts (REITs)	4.6
Diversified Telecommunication Services	4.1
Fixed Income	3.7
Pharmaceuticals	3.6
Electric Utilities	3.6
Media	2.8
Insurance	2.7
Health Care Providers & Services	2.4
Capital Markets	2.2
Hotels, Restaurants & Leisure	2.1
Commercial Mortgage-Backed Securities	2.1
Metals & Mining	1.8
Semiconductors & Semiconductor Equipment	1.7
Food Products	1.7
Consumer Finance	1.5
Wireless Telecommunication Services	1.5
Chemicals	1.4
Multi-Utilities	1.3
Containers & Packaging	1.3
Beverages	1.2
U.S. Treasury Notes	1.2
Commercial Services & Supplies	1.1
Household Durables	1.0
Others (each less than 1.0%)	20.3
Short-Term Investments	6.0
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	29

JPMorgan Insurance Trust Income Builder Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1	03/17/2023	EUR	41	—(a)
U.S. Treasury 10 Year Note	158	03/22/2023	USD	17,718	(92)
					(92)
Short Contracts
EURO STOXX 50 Index	(72)	03/17/2023	EUR	(2,920)	146
E-Mini Nasdaq-100 Index	(16)	03/17/2023	USD	(3,527)	213
					359
					267

Abbreviations
EUR	Euro
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$74,354
Investments in affiliates, at value	10,914
Investments of cash collateral received from securities loaned, at value (See Note 2.E.)	1,657
Cash	961
Foreign currency, at value	20
Deposits at broker for futures contracts	5
Receivables:
Investment securities sold	18
Portfolio shares sold	1
Interest from non-affiliates	549
Dividends from non-affiliates	78
Dividends from affiliates	46
Tax reclaims	50
Securities lending income (See Note 2.E.)	2
Variation margin on futures contracts	117
Total Assets	88,772
LIABILITIES:
Payables:
Investment securities purchased	15
Collateral received on securities loaned (See Note 2.E.)	1,657
Portfolio shares redeemed	59
Accrued liabilities:
Investment advisory fees	72
Administration fees	4
Distribution fees	16
Custodian and accounting fees	39
Trustees’ and Chief Compliance Officer’s fees	—(a)
Other	73
Total Liabilities	1,935
Net Assets	$86,837

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	31

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Insurance Trust Income Builder Portfolio
NET ASSETS:
Paid-in-Capital	$92,623
Total distributable earnings (loss)	(5,786)
Total Net Assets	$86,837
Net Assets:
Class 1	$14,629
Class 2	72,208
Total	$86,837
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,500
Class 2	7,438
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$9.75
Class 2 — Offering and redemption price per share	9.71
Cost of investments in non-affiliates	$77,112
Cost of investments in affiliates	10,747
Cost of foreign currency	12
Investment securities on loan, at value (See Note 2.E.)	1,602
Cost of investment of cash collateral (See Note 2.E.)	1,657

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2,332
Interest income from affiliates	—(a)
Dividend income from non-affiliates	1,566
Dividend income from affiliates	714
Income from securities lending (net) (See Note 2.E.)	14
Foreign taxes withheld (net)	(127)
Total investment income	4,499
EXPENSES:
Investment advisory fees	411
Administration fees	73
Distribution fees:
Class 2	195
Custodian and accounting fees	203
Interest expense to affiliates	—(a)
Professional fees	107
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	19
Transfer agency fees (See Note 2.L.)	1
Other	20
Total expenses	1,055
Less fees waived	(267)
Less expense reimbursements	(4)
Net expenses	784
Net investment income (loss)	3,715
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,672)
Investments in affiliates	(1,066)
Futures contracts	(2,358)
Foreign currency transactions	(37)
Net realized gain (loss)	(6,133)
Distribution of capital gains received from investment company affiliates	28
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,073)
Investments in affiliates	(470)
Futures contracts	226
Foreign currency translations	(3)
Change in net unrealized appreciation/depreciation	(11,320)
Net realized/unrealized gains (losses)	(17,425)
Change in net assets resulting from operations	$(13,710)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust Income Builder Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,715	$3,298
Net realized gain (loss)	(6,133)	2,950
Distributions of capital gains received from investment company affiliates	28	30
Change in net unrealized appreciation/depreciation	(11,320)	2,129
Change in net assets resulting from operations	(13,710)	8,407
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(1,347)	(664)
Class 2	(5,165)	(2,555)
Total distributions to shareholders	(6,512)	(3,219)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,615)	5,626
NET ASSETS:
Change in net assets	(23,837)	10,814
Beginning of period	110,674	99,860
End of period	$86,837	$110,674
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$695	$804
Distributions reinvested	1,348	664
Cost of shares redeemed	(4,891)	(705)
Change in net assets resulting from Class 1 capital transactions	(2,848)	763
Class 2
Proceeds from shares issued	6,672	11,123
Distributions reinvested	5,164	2,554
Cost of shares redeemed	(12,603)	(8,814)
Change in net assets resulting from Class 2 capital transactions	(767)	4,863
Total change in net assets resulting from capital transactions	$(3,615)	$5,626
SHARE TRANSACTIONS:
Class 1
Issued	63	68
Reinvested	132	57
Redeemed	(498)	(60)
Change in Class 1 Shares	(303)	65
Class 2
Issued	623	956
Reinvested	507	221
Redeemed	(1,216)	(758)
Change in Class 2 Shares	(86)	419
SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMorgan Insurance Trust	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Year Ended December 31, 2022	$11.91	$0.41	$(1.84)	$(1.43)	$(0.42)	$(0.31)	$(0.73)
Year Ended December 31, 2021	11.33	0.38	0.58	0.96	(0.34)	(0.04)	(0.38)
Year Ended December 31, 2020	11.16	0.35	0.20	0.55	(0.38)	—	(0.38)
Year Ended December 31, 2019	10.11	0.40	1.05	1.45	(0.37)	(0.03)	(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	(0.02)
Class 2
Year Ended December 31, 2022	11.86	0.39	(1.84)	(1.45)	(0.39)	(0.31)	(0.70)
Year Ended December 31, 2021	11.28	0.35	0.58	0.93	(0.31)	(0.04)	(0.35)
Year Ended December 31, 2020	11.12	0.33	0.19	0.52	(0.36)	—	(0.36)
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	(0.02)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)(f)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$9.75	(12.30)%	$14,629	0.60%	4.01%	0.88%	57%
11.91	8.51	21,470	0.60	3.28	0.89	67
11.33	5.45	19,684	0.56	3.33	0.94	66
11.16	14.56	14,607	0.60	3.71	0.95	51
10.11	(4.63)	10,947	0.59	4.02	1.14	68

9.71	(12.51)	72,208	0.85	3.75	1.13	57
11.86	8.31	89,204	0.85	3.03	1.14	67
11.28	5.12	80,176	0.81	3.10	1.20	66
11.12	14.27	75,983	0.85	3.49	1.21	51
10.08	(4.92)	55,484	0.84	3.76	1.39	68
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	37

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified
The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.
On December 12, 2022, the Board of Trustees of the Trust (the “Board”) approved the liquidation of the Portfolio which is expected to occur on or about April 25, 2023.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. For existing separate accounts of participating insurance companies and Eligible Plans who were shareholders of the Portfolio as of December 21, 2022, additional purchase of Portfolio shares will be accepted up through and including April 21, 2023. For other investors, purchases of Portfolio shares were no longer accepted as of December 21, 2022.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board, which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Portfolio's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

38	JPMorgan Insurance Trust	December 31, 2022

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.
Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$225	$—	$225
Collateralized Mortgage Obligations	—	713	—	713
Commercial Mortgage-Backed Securities	—	1,796	—	1,796
Common Stocks
Australia	—	787	—	787
Austria	—	111	—	111
Belgium	—	191	—	191
Brazil	189	—	—	189
Canada	1,733	—	—	1,733
Chile	45	—	—	45
China	124	1,416	—	1,540
Denmark	—	404	—	404
Egypt	—	21	—	21
Finland	—	476	—	476
France	—	1,411	—	1,411
Germany	—	1,138	—	1,138
Hong Kong	—	461	—	461
India	154	—	—	154
Indonesia	124	146	—	270

December 31, 2022	JPMorgan Insurance Trust	39

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Italy	$—	$593	$—	$593
Japan	—	1,756	—	1,756
Luxembourg	—	12	8	20
Mexico	389	—	—	389
Netherlands	—	423	—	423
New Zealand	—	86	—	86
Norway	23	249	—	272
Poland	—	54	—	54
Portugal	16	89	—	105
Russia	—	—	1	1
Saudi Arabia	—	46	—	46
Singapore	—	324	—	324
South Africa	236	171	—	407
South Korea	10	575	—	585
Spain	19	816	—	835
Sweden	—	463	—	463
Switzerland	—	500	—	500
Taiwan	63	692	—	755
Thailand	37	60	—	97
United Kingdom	61	2,131	—	2,192
United States	13,702	854	3	14,559
Total Common Stocks	16,925	16,456	12	33,393
Convertible Bonds	—	2	—	2
Corporate Bonds
Australia	—	281	—	281
Belgium	—	18	—	18
Canada	—	1,329	—	1,329
Cayman Islands	—	28	—	28
Finland	—	43	—	43
France	—	385	—	385
Germany	—	19	—	19
Ireland	—	271	—	271
Italy	—	101	—	101
Luxembourg	—	21	—	21
Macau	—	192	—	192
Netherlands	—	333	—	333
Sweden	—	163	—	163
Switzerland	—	392	—	392
United Kingdom	—	676	—	676
United States	—	27,708	—(a)	27,708
Total Corporate Bonds	—	31,960	—(a)	31,960
Equity Linked Notes	—	4,324	—	4,324
Exchange-Traded Funds	3,349	—	—	3,349
Investment Companies	3,977	—	—	3,977
Loan Assignments	—	101	—	101
Mortgage-Backed Securities	—	393	—	393
Preferred Stocks
United States	407	—	7	414

40	JPMorgan Insurance Trust	December 31, 2022

(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights	$—	$—	$— (a)	$—(a)
U.S. Treasury Obligations	—	1,027	—	1,027
Warrants	—	—	6	6
Short-Term Investments
Investment Companies	3,588	—	—	3,588
Investment of Cash Collateral from Securities Loaned	1,657	—	—	1,657
Total Short-Term Investments	5,245	—	—	5,245
Total Investments in Securities	$29,903	$56,997	$25	$86,925
Appreciation in Other Financial Instruments
Futures Contracts	$359	$—	$—	$359
Depreciation in Other Financial Instruments
Futures Contracts	(92)	—	—	(92)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$267	$—	$—	$267

(a)	Amount rounds to less than one thousand.

	Balance as of December 31, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$262	$—(a)	$—(a)	$—(a)	$—	$(7)	$—	$(255)	$—
Collateralized Mortgage Obligations	264	—	—	—	—	—	—	(264)	—
Commercial Mortgage-Backed Securities	1,072	(13)	10	—(a)	—	(83)	—	(986)	—
Common Stocks	—	19	(112)	—	11	(85)	179	—	12
Corporate Bonds	—	—	—(a)	—	—(a)	—	—	—	—(a)
Preferred Stocks	8	—	(1)	—	—	—	—	—	7
Rights	—	—	—	—	—(a)	—	—	—	—(a)
Warrants	4	—	2	—	—	—	—	—	6
Total	$1,610	$6	$(101)	$—(a)	$11	$(175)	$179	$(1,505)	$25

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(110). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
For the year ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Portfolio's investments or reflect any change in the investment strategy of the Portfolio.

December 31, 2022	JPMorgan Insurance Trust	41

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.
As of December 31, 2022, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the Portfolio has direct rights against the Borrower on a loan, provided, however, the Portfolio's rights may be more limited than the Lender from which it acquired the assignment and the Portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the Portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced ("TBA") securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
E. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

42	JPMorgan Insurance Trust	December 31, 2022

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Portfolio's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$1,602	$(1,602)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended December 31, 2022, JPMIM waived fees associated with the Portfolio's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$1
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
F. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$2,160	$11	$1,872	$(373)	$74	$—	—	$11	$—
JPMorgan Equity Income Fund Class R6 Shares (a)	1,696	65	—	—	(92)	1,669	74	36	28
JPMorgan Equity Premium Income ETF (a)	1,653	1,092	—	—	(345)	2,400	44	264	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,108	53	166	(19)	(58)	918	111	53	—
JPMorgan High Yield Research Enhanced ETF (a)	4,505	1,864	4,690	(675)	(55)	949	22	269	—
JPMorgan Managed Income Fund Class L Shares (a)	—	2,411	1,027	1	5	1,390	139	9	—
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	462	7,391	7,437	—	—(c)	416	416	8	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (b)	1,323	44,514	42,666	—	1	3,172	3,171	64	—

December 31, 2022	JPMorgan Insurance Trust	43

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$200	$—	$—	$— (c)*	$—	$200	200	$3*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	820	11,384	10,747	—	—	1,457	1,457	14*	—
Total	$13,927	$68,785	$68,605	$(1,066)	$(470)	$12,571		$731	$28

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
H. Futures Contracts — The Portfolio used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Portfolio's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

44	JPMorgan Insurance Trust	December 31, 2022

The table below discloses the volume of the Portfolio's futures contracts activity during the year ended December 31, 2022:

Futures Contracts:
Average Notional Balance Long	$16,758
Average Notional Balance Short	(5,749)
Ending Notional Balance Long	17,759
Ending Notional Balance Short	(6,447)
I. Summary of Derivatives Information —The following table presents the value of derivatives held as of December 31, 2022, by its primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$359
Unrealized Depreciation on Futures Contracts*	—**
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts*	(92)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	267

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Amount rounds to less than one thousand.
The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2022, by primary underlying risk exposure:
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(310)
Interest Rate Risk Exposure:
Futures Contracts	(2,048)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	438
Interest Rate Risk Exposure:
Futures Contracts	(212)
J. Equity-Linked Notes — The Portfolio invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Portfolio realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statement of Operations.
As of December 31, 2022, The Portfolio had outstanding ELNs as listed on the SOI.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

December 31, 2022	JPMorgan Insurance Trust	45

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. The Portfolio may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2022 are as follows:
	Class 1	Class 2	Total
Transfer agency fees	$—(a)	$1	$1

(a)	Amount rounds to less than one thousand.
The Portfolio invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.E.
M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Sub-chapter L of the Code. Management has reviewed the Portfolio's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
N. Foreign Taxes —The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$24	$(24)
The reclassifications for the Portfolio relate primarily to foreign currency gains or losses and tax adjustments on certain investments.

46	JPMorgan Insurance Trust	December 31, 2022

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.42% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.
D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio's respective average daily net assets as shown in the table below:
Class 1	Class 2
0.60%	0.85%
The expense limitation agreement was in effect for the year ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2023.
The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2022, the Adviser waived $0. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.
For the year ended December 31, 2022, the Portfolio's service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$193	$70	$263	$2
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net

December 31, 2022	JPMorgan Insurance Trust	47

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $4.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $2.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended December 31, 2022, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$52,194	$63,299	$616	$538
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$90,584	$5,134	$8,526	$(3,392)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives, tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,670	$1,842	$6,512

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

48	JPMorgan Insurance Trust	December 31, 2022

The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,025	$194	$3,219

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,531	$(5,899)	$(3,383)
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments and wash sale loss deferrals.
At December 31, 2022, the Portfolio had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$2,050	$3,849
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual

December 31, 2022	JPMorgan Insurance Trust	49

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had four individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Portfolio's outstanding shares, and, collectively owning 77.9% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.
The Portfolio is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Portfolio investments.
The Portfolio is subject to credit risk. The Portfolio's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Portfolio's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Portfolio's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Portfolio invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Portfolio are intended for investors who are able and willing to assume a high degree of risk.
The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio's original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition,

50	JPMorgan Insurance Trust	December 31, 2022

certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	JPMorgan Insurance Trust	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

52	JPMorgan Insurance Trust	December 31, 2022

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None

December 31, 2022	JPMorgan Insurance Trust	53

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None

54	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

December 31, 2022	JPMorgan Insurance Trust	55

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

56	JPMorgan Insurance Trust	December 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	57

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

58	JPMorgan Insurance Trust	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees , or the costs associated with the Policies and Eligible Plans through which the Portfolio is held, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,012.50	$3.04	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	1,011.50	4.31	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2022	JPMorgan Insurance Trust	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June  21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser.  This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)    The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)    The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and Underlying Funds, including personnel changes, if any;
(iii)   The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)   Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;
(v)    The administration services provided by the Adviser in its role as Administrator;

60	JPMorgan Insurance Trust	December 31, 2022

(vi)   Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)   The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, as applicable;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)    The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes  designed to improve investment results and the services provided to the Portfolio and Underlying Funds; and
(xi)   The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in  continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio and Underlying Funds for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Portfolio and/or Underlying Funds and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio.  The Trustees further considered the Adviser’s and JPMDS’s

December 31, 2022	JPMorgan Insurance Trust	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fifth quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, fifth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid

62	JPMorgan Insurance Trust	December 31, 2022

by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee for Class 1 and Class 2 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class 1 and Class 2 shares were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

December 31, 2022	JPMorgan Insurance Trust	63

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Dividends Received Deduction (DRD)
The Portfolio had 8.47%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2022.
Long Term Capital Gain
The Portfolio distributed $1,842, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

64	JPMorgan Insurance Trust	December 31, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITIBP-1222

Annual Report
JPMorgan Insurance Trust
December 31, 2022
JPMorgan Insurance Trust Global Allocation Portfolio

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.
This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.
Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Insurance Trust	1

JPMorgan Insurance Trust Global Allocation Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(17.82)%
MSCI All Country World Index (net total return)	(18.36)%
60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index - Unhedged USD (formerly known as the Global Allocation Composite)	(17.33)%
Net Assets as of 12/31/2022 (In Thousands)	$109,717
INVESTMENT OBJECTIVE**
The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.
HOW DID THE MARKET PERFORM?
Overall, financial markets tumbled in the first three quarters of 2022, but rebounded moderately in the final months of the year. Equity markets turned in their worst first-half performance since 1970, amid accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine. While bond markets also slumped, investor demand for U.S. Treasury bonds and core U.S. corporate debt provided some support for the Bloomberg U.S. Aggregate Index, which broadly tracks the performance of the U.S. investment-grade bond market.
The S&P 500 Index, which gauges the performance of U.S. large-cap equities, reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve (the “Fed”).
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward throughout the year.
In response to accelerating inflationary pressure, the Fed raised its benchmark interest rate mid-March, the first increase since December 2018. The central bank followed with six more rate increases over the course of 2022. The Bank of England, which began raising interest rates in late 2021, also continued to raise interest rates throughout the year, while the European Central Bank waited until June before sharply raising interest rates for the first time in 11 years.
In the U.S., equity prices experienced a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. Meanwhile, the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - and by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
For the twelve-month period, leading equity and bond market indexes were mostly negative, with non-U.S. developed markets equities outperforming both U.S. and emerging markets generally equities. Bonds in both developed and emerging markets also generally declined for the year.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO'S PERFORMANCE?
The Portfolio’s Class 2 Shares outperformed the MSCI All Country World Index (net total return) (the “Benchmark”) and underperformed the combined 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (the “Composite”) for the twelve months ended December 31, 2022.
The Portfolio’s overall allocation to fixed income was a leading contributor to performance given relative to the Benchmark,

2	JPMorgan Insurance Trust	December 31, 2022

given the general underperformance of equities during the reporting period.
Relative to the Composite, the Portfolio’s allocation to extended credit, including high yield bonds (also known as junk bonds) and crossover credit were leading detractors from performance. The Portfolio’s allocations to short-duration fixed income and investment grade corporate debt were leading contributors to relative performance. Generally, shorter duration bonds will experience a smaller decrease in price compared with longer duration bonds when interest rates rise.
HOW WAS THE PORTFOLIO POSITIONED?
During the reporting period, the Portfolio was positioned to maximize total return while managing risk. While the portfolio managers decreased the Portfolio’s overall equity allocation, they did purchase call options on international developed equities to manage for potential rallies in the market. In terms of fixed income, the portfolio managers also decreased the
Portfolio’s short-duration high yield exposure.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Corporate Bond Fund, Class R6	4.9%
2.	JPMorgan Income Fund, Class R6	4.4
3.	JPMorgan Emerging Markets Equity Fund, Class R6	4.4
4.	JPMorgan Large Cap Value Fund, Class R6	3.4
5.	U.S. Treasury Notes 0.13%, 1/31/2023	2.2
6.	Microsoft Corp.	2.2
7.	Amazon.com, Inc.	1.5
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.1
9.	Mastercard, Inc., Class A	1.0
10.	AbbVie, Inc.	0.9

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	52.3%
Foreign Government Securities	18.2
Investment Companies	16.9
U.S. Treasury Obligations	2.3
Corporate Bonds	2.2
Others (each less than 1.0%)	0.5
Short-Term Investments	7.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
 The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	JPMorgan Insurance Trust	3

JPMorgan Insurance Trust Global Allocation Portfolio
PORTFOLIO COMMENTARY
TWELVE MONTHS ENDED December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class 1 SHARES	December 9, 2014	(17.60)%	2.76%	4.32%
Class 2 SHARES	December 9, 2014	(17.82)	2.51	4.06
LIFE OF PORTFOLIO PERFORMANCE  (12/9/14 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Portfolio commenced operations on December 9, 2014.
The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI All Country World Index (net total return), the Bloomberg Global Aggregate Index — Unhedged USD and the 60% MSCI ACWI Index (net total return) / 40% Bloomberg Global Aggregate Index-Unhedged USD (formerly known as the Global Allocation Composite) from December 9, 2014 to December 31, 2022. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All Country World Index (net total return), Bloomberg Global Aggregate Index — Unhedged USD and 60% MSCI ACWI Index (net total return) / 40% Bloomberg Global Aggregate Index-Unhedged USD do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI All Country World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Since November 30, 2020, the 60% MSCI ACWI Index (net total return) / 40% Bloomberg Global Aggregate Index-Unhedged USD is a composite benchmark comprised of unmanaged indices that includes the MSCI All Country World Index (net total return) (60%) and the Bloomberg Global Aggregate Bond Index (40%). Prior to November 30, 2020, the Global Allocation Composite Benchmark was a composite benchmark comprised of unmanaged indices that included the MSCI World Index (net total return) (60%) and the Bloomberg Global Aggregate Bond Index (40%). Investors cannot invest directly in an index.
Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Insurance Trust	December 31, 2022

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 52.2%
Australia — 0.9%
Ampol Ltd.	—	2
ANZ Group Holdings Ltd.*	1	20
APA Group	—	3
Aristocrat Leisure Ltd.	—	5
Aurizon Holdings Ltd.	2	4
BHP Group Ltd.	6	187
BHP Group Ltd.	1	32
BlueScope Steel Ltd.	—	1
Brambles Ltd.	1	7
Cochlear Ltd.	—	3
Coles Group Ltd.	1	6
Commonwealth Bank of Australia	1	46
Endeavour Group Ltd.	1	6
Flutter Entertainment plc*	—	7
Fortescue Metals Group Ltd.	—	5
Glencore plc	5	34
Goodman Group, REIT	1	11
GPT Group (The), REIT	2	6
Insurance Australia Group Ltd.	2	6
LendLease Corp. Ltd.	1	2
Lottery Corp. Ltd. (The)*	1	2
Macquarie Group Ltd.	—	16
Medibank Pvt Ltd.	3	6
Mirvac Group, REIT	4	5
National Australia Bank Ltd.	1	21
Newcrest Mining Ltd.	—	4
Origin Energy Ltd.	1	6
QBE Insurance Group Ltd.	1	12
Ramsay Health Care Ltd.	—	3
REA Group Ltd.	—	2
Rio Tinto Ltd.	—	20
Rio Tinto plc	5	346
Santos Ltd.	2	12
South32 Ltd.	2	4
Stockland, REIT	1	3
Telstra Group Ltd.	3	7
Transurban Group	1	9
Wesfarmers Ltd.	—	13
Westpac Banking Corp.	2	27
Woodside Energy Group Ltd.	2	46
Woodside Energy Group Ltd.	1	30
Woolworths Group Ltd.	1	17
		1,004
INVESTMENTS	SHARES (000)	VALUE ($000)

Belgium — 0.3%
Anheuser-Busch InBev SA	—	14
KBC Group NV	5	296
		310
Canada — 0.4%
Alimentation Couche-Tard, Inc.	2	86
Canadian National Railway Co.	1	149
Fairfax Financial Holdings Ltd.	—	36
Toronto-Dominion Bank (The)	2	138
		409
China — 0.9%
BOC Hong Kong Holdings Ltd.	3	10
Budweiser Brewing Co. APAC Ltd.(a)	2	7
NXP Semiconductors NV	5	801
Prosus NV*	1	35
Tencent Holdings Ltd.	3	127
Wilmar International Ltd.	1	4
Xinyi Glass Holdings Ltd.	1	2
		986
Denmark — 1.0%
AP Moller - Maersk A/S, Class B	—	4
Carlsberg A/S, Class B	2	243
Coloplast A/S, Class B	1	67
DSV A/S	—	16
Genmab A/S*	—	33
Novo Nordisk A/S, Class B	5	698
Orsted A/S(a)	—	30
Vestas Wind Systems A/S	1	23
		1,114
Finland — 0.4%
Elisa OYJ	—	12
Kone OYJ, Class B	—	24
Nokia OYJ	4	19
Nordea Bank Abp	32	338
		393
France — 3.6%
Air Liquide SA	1	86
Airbus SE	3	383
AXA SA	1	30
BNP Paribas SA	1	57
Capgemini SE	1	132
Cie de Saint-Gobain	—	9
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	5

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued
Cie Generale des Etablissements Michelin SCA	13	361
Dassault Systemes SE	1	22
Engie SA	2	30
EssilorLuxottica SA	—	18
Hermes International	—	14
Kering SA	—	37
Legrand SA	—	19
L'Oreal SA	—	186
LVMH Moet Hennessy Louis Vuitton SE	2	1,192
Pernod Ricard SA	—	46
Safran SA	1	177
Sanofi	1	58
Societe Generale SA	1	25
TotalEnergies SE	4	261
Veolia Environnement SA	2	46
Vinci SA	8	773
		3,962
Germany — 1.4%
adidas AG	1	91
Allianz SE (Registered)	1	229
BASF SE	—	12
Bayer AG (Registered)	—	22
Covestro AG(a)	1	26
Deutsche Boerse AG	1	74
Deutsche Post AG (Registered)	1	49
Deutsche Telekom AG (Registered)	7	134
Infineon Technologies AG	1	41
Mercedes-Benz Group AG	—	8
Merck KGaA	—	34
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	—	72
RWE AG	9	393
SAP SE	1	53
Siemens AG (Registered)	1	62
Symrise AG	—	19
Volkswagen AG (Preference)	2	230
Vonovia SE	—	10
Zalando SE* (a)	—	15
		1,574
Hong Kong — 0.5%
AIA Group Ltd.	36	393
CK Asset Holdings Ltd.	1	7
CK Infrastructure Holdings Ltd.	1	3
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued
CLP Holdings Ltd.	1	4
Hang Lung Properties Ltd.	2	4
Hang Seng Bank Ltd.	—	5
HKT Trust & HKT Ltd.	2	2
Hong Kong & China Gas Co. Ltd.	2	2
Hong Kong Exchanges & Clearing Ltd.	2	90
Jardine Matheson Holdings Ltd.	—	5
Link, REIT	1	7
MTR Corp. Ltd.	1	5
Power Assets Holdings Ltd.	1	3
Prudential plc	1	20
Sun Hung Kai Properties Ltd.	1	14
Techtronic Industries Co. Ltd.	1	11
WH Group Ltd.(a)	4	2
		577
India — 0.6%
HDFC Bank Ltd., ADR	9	629
Indonesia — 0.1%
Bank Central Asia Tbk. PT	168	92
Ireland — 0.0% ^
CRH plc	—	7
Kingspan Group plc	1	16
Kingspan Group plc	—	9
		32
Italy — 0.1%
Enel SpA	2	11
Ferrari NV	—	12
FinecoBank Banca Fineco SpA	2	32
Intesa Sanpaolo SpA	4	8
UniCredit SpA	2	33
		96
Japan — 3.3%
Aeon Co. Ltd.	—	4
AGC, Inc.	—	10
Ajinomoto Co., Inc.	1	15
Asahi Group Holdings Ltd.	1	19
Asahi Kasei Corp.	1	9
Astellas Pharma, Inc.	1	9
Bridgestone Corp.	1	21
Canon, Inc.	1	9
Central Japan Railway Co.	—	25
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Chubu Electric Power Co., Inc.	1	6
Chugai Pharmaceutical Co. Ltd.	—	5
CyberAgent, Inc.	1	4
Dai Nippon Printing Co. Ltd.	—	2
Dai-ichi Life Holdings, Inc.	—	2
Daiichi Sankyo Co. Ltd.	1	42
Daikin Industries Ltd.	—	30
Daiwa House Industry Co. Ltd.	1	18
Denso Corp.	1	25
Dentsu Group, Inc.	1	13
East Japan Railway Co.	1	23
Eisai Co. Ltd.	—	13
ENEOS Holdings, Inc.	3	9
FANUC Corp.	2	210
Fuji Electric Co. Ltd.	1	15
FUJIFILM Holdings Corp.	—	10
Fujitsu Ltd.	—	27
Hikari Tsushin, Inc.	—	14
Hitachi Ltd.	1	40
Honda Motor Co. Ltd.	2	32
Hoya Corp.	4	326
Ibiden Co. Ltd.	—	4
Inpex Corp.	—	3
ITOCHU Corp.	1	38
Japan Airlines Co. Ltd.*	—	6
Japan Exchange Group, Inc.	1	10
Japan Post Holdings Co. Ltd.	—	2
Japan Real Estate Investment Corp., REIT	—	9
Japan Tobacco, Inc.	1	10
Kansai Electric Power Co., Inc. (The)	—	3
Kao Corp.	—	8
KDDI Corp.	1	33
Keyence Corp.	1	311
Kikkoman Corp.	—	5
Kirin Holdings Co. Ltd.	1	8
Komatsu Ltd.	1	17
Konami Group Corp.	—	5
Kubota Corp.	—	3
Kyocera Corp.	—	15
Kyowa Kirin Co. Ltd.	1	11
Lasertec Corp.	—	16
M3, Inc.	—	5
Marubeni Corp.	1	15
MINEBEA MITSUMI, Inc.	—	4
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
MISUMI Group, Inc.	—	9
Mitsubishi Chemical Group Corp.	1	5
Mitsubishi Corp.	1	29
Mitsubishi Electric Corp.	—	4
Mitsubishi Estate Co. Ltd.	—	4
Mitsubishi Heavy Industries Ltd.	—	4
Mitsubishi UFJ Financial Group, Inc.	19	130
Mitsui & Co. Ltd.	1	15
Mitsui Chemicals, Inc.	—	7
Mitsui Fudosan Co. Ltd.	1	16
Mitsui OSK Lines Ltd.	1	12
Mizuho Financial Group, Inc.	1	16
MonotaRO Co. Ltd.	—	3
Murata Manufacturing Co. Ltd.	1	25
Nexon Co. Ltd.	—	2
Nidec Corp.	—	15
Nihon M&A Center Holdings, Inc.	—	1
Nintendo Co. Ltd.	1	38
Nippon Building Fund, Inc., REIT	—	9
NIPPON EXPRESS HOLDINGS, Inc.	—	6
Nippon Paint Holdings Co. Ltd.	—	3
Nippon Prologis REIT, Inc., REIT	—	9
Nippon Steel Corp.	—	7
Nippon Telegraph & Telephone Corp.	4	114
Nissan Motor Co. Ltd.	1	2
Nissin Foods Holdings Co. Ltd.	—	8
Nitori Holdings Co. Ltd.	—	13
Nitto Denko Corp.	—	12
Nomura Holdings, Inc.	1	3
Nomura Research Institute Ltd.	—	7
NTT Data Corp.	—	1
Obayashi Corp.	1	8
Odakyu Electric Railway Co. Ltd.	—	3
Olympus Corp.	1	12
Ono Pharmaceutical Co. Ltd.	—	9
Oriental Land Co. Ltd.	—	15
ORIX Corp.	2	22
Otsuka Corp.	1	13
Otsuka Holdings Co. Ltd.	—	3
Panasonic Holdings Corp.	1	5
Rakuten Group, Inc.*	1	2
Recruit Holdings Co. Ltd.	1	31
Renesas Electronics Corp.*	1	6
Rohm Co. Ltd.	—	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	7

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
SBI Holdings, Inc.	—	6
Secom Co. Ltd.	—	6
Sekisui House Ltd.	—	7
Seven & i Holdings Co. Ltd.	1	39
Shimadzu Corp.	—	11
Shin-Etsu Chemical Co. Ltd.	4	427
Shionogi & Co. Ltd.	—	15
Shiseido Co. Ltd.	—	20
SoftBank Corp.	1	10
SoftBank Group Corp.	1	30
Sompo Holdings, Inc.	—	4
Sony Group Corp.	2	168
Square Enix Holdings Co. Ltd.	—	9
SUMCO Corp.	—	4
Sumitomo Corp.	—	2
Sumitomo Electric Industries Ltd.	1	11
Sumitomo Metal Mining Co. Ltd.	—	14
Sumitomo Mitsui Financial Group, Inc.	1	48
Sumitomo Mitsui Trust Holdings, Inc.	—	10
Sumitomo Realty & Development Co. Ltd.	—	5
Suntory Beverage & Food Ltd.	—	3
Suzuki Motor Corp.	—	13
T&D Holdings, Inc.	1	17
Taisei Corp.	—	10
Takeda Pharmaceutical Co. Ltd.	1	31
TDK Corp.	—	3
Terumo Corp.	1	20
Tokio Marine Holdings, Inc.	5	113
Tokyo Electric Power Co. Holdings, Inc.*	—	1
Tokyo Electron Ltd.	1	235
Tokyo Gas Co. Ltd.	1	12
TOPPAN, Inc.	—	1
Toshiba Corp.	—	7
TOTO Ltd.	—	3
Toyota Industries Corp.	—	16
Toyota Motor Corp.	6	86
Toyota Tsusho Corp.	—	4
Unicharm Corp.	1	19
Yamato Holdings Co. Ltd.	1	11
Z Holdings Corp.	1	3
ZOZO, Inc.	—	5
		3,659
INVESTMENTS	SHARES (000)	VALUE ($000)

Macau — 0.0% ^
Sands China Ltd.*	3	10
Mexico — 0.1%
Wal-Mart de Mexico SAB de CV	17	62
Netherlands — 1.4%
Adyen NV* (a)	—	25
Akzo Nobel NV	—	11
Argenx SE*	—	6
ASML Holding NV	2	918
Heineken NV	—	7
ING Groep NV	1	14
Koninklijke Ahold Delhaize NV	1	29
Koninklijke DSM NV	—	51
Koninklijke KPN NV	12	37
NN Group NV	1	36
Shell plc	14	395
Universal Music Group NV	1	12
Wolters Kluwer NV	—	37
		1,578
New Zealand — 0.0% ^
Xero Ltd.*	—	3
Singapore — 0.2%
CapitaLand Integrated Commercial Trust, REIT	2	2
Capitaland Investment Ltd.	3	8
DBS Group Holdings Ltd.	7	175
Oversea-Chinese Banking Corp. Ltd.	1	12
Sea Ltd., ADR*	—	7
Singapore Exchange Ltd.	1	5
Singapore Technologies Engineering Ltd.	1	2
Singapore Telecommunications Ltd.	1	2
United Overseas Bank Ltd.	—	11
		224
South Africa — 0.1%
Anglo American plc	3	101
South Korea — 0.2%
Delivery Hero SE* (a)	1	60
Samsung Electronics Co. Ltd.	4	178
		238
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	10	59
Banco Santander SA	4	13
Cellnex Telecom SA(a)	1	22
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Spain — continued
Iberdrola SA	17	197
Industria de Diseno Textil SA	1	36
		327
Sweden — 0.7%
Assa Abloy AB, Class B	—	10
Atlas Copco AB, Class A	13	149
Atlas Copco AB, Class B	1	8
Boliden AB	1	24
Investor AB, Class B	1	18
Sandvik AB	—	6
SKF AB, Class B	1	20
Volvo AB, Class B	31	562
		797
Switzerland — 0.5%
ABB Ltd. (Registered)	1	28
Adecco Group AG (Registered)	—	7
Alcon, Inc.	—	13
Cie Financiere Richemont SA (Registered)	—	26
Givaudan SA (Registered)	—	9
Julius Baer Group Ltd.	1	19
Lonza Group AG (Registered)	—	69
Novartis AG (Registered)	2	143
Partners Group Holding AG	—	7
SGS SA (Registered)	—	35
Sika AG (Registered)	—	61
Straumann Holding AG (Registered)	—	6
UBS Group AG (Registered)	2	27
Zurich Insurance Group AG	—	61
		511
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7	515
United Kingdom — 3.1%
3i Group plc	3	48
Ashtead Group plc	—	6
AstraZeneca plc	6	830
BAE Systems plc	2	18
Barclays plc	29	56
Berkeley Group Holdings plc	1	31
BP plc	103	592
British American Tobacco plc	1	37
CK Hutchison Holdings Ltd.	2	9
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Compass Group plc	1	16
DCC plc	—	18
Diageo plc	22	948
Direct Line Insurance Group plc	5	12
Experian plc	—	7
HSBC Holdings plc	8	51
InterContinental Hotels Group plc	1	43
Intertek Group plc	—	21
Linde plc	—	128
Lloyds Banking Group plc	95	52
London Stock Exchange Group plc	—	3
Next plc	—	20
Reckitt Benckiser Group plc	1	61
RELX plc	2	67
RELX plc	4	117
SSE plc	1	28
Standard Chartered plc	7	51
Taylor Wimpey plc	9	11
Tesco plc	9	24
Unilever plc	1	32
Unilever plc	1	29
		3,366
United States — 31.6%
AbbVie, Inc.	6	1,009
Advanced Micro Devices, Inc.*	5	341
Albertsons Cos., Inc., Class A	1	15
Alnylam Pharmaceuticals, Inc.*	—	87
Alphabet, Inc., Class C*	4	357
Amazon.com, Inc.*	20	1,641
American Electric Power Co., Inc.	—	22
American Express Co.	3	361
American Homes 4 Rent, Class A, REIT	1	34
American International Group, Inc.	—	17
AmerisourceBergen Corp.	1	69
AMETEK, Inc.	1	106
Amgen, Inc.	—	63
Analog Devices, Inc.	3	528
Apple Hospitality REIT, Inc., REIT	1	18
Apple, Inc.(b)	6	777
Aramark	2	68
Arista Networks, Inc.*	—	35
AutoZone, Inc.*	—	59
Axalta Coating Systems Ltd.*	1	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	9

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Baker Hughes Co.	9	271
Bank of America Corp.	27	890
Bath & Body Works, Inc.	1	27
BellRing Brands, Inc.*	1	21
Berkshire Hathaway, Inc., Class B*	—	125
Best Buy Co., Inc.	—	20
Blackstone, Inc.	1	82
Booking Holdings, Inc.*	—	506
Boston Scientific Corp.*	14	633
Bristol-Myers Squibb Co.	11	793
Brixmor Property Group, Inc., REIT	2	37
Bumble, Inc., Class A*	2	43
Burlington Stores, Inc.*	1	93
Capital One Financial Corp.	1	85
Carlisle Cos., Inc.	—	28
CBRE Group, Inc., Class A*	1	36
Centene Corp.*	1	43
Charles Schwab Corp. (The)	2	182
Charter Communications, Inc., Class A*	1	285
Cheniere Energy, Inc.	1	77
Chevron Corp.	4	704
Chubb Ltd.	—	44
Cigna Corp.	—	36
Cisco Systems, Inc.	1	23
Citigroup, Inc.	1	31
Citizens Financial Group, Inc.	2	57
CME Group, Inc.	4	581
CNA Financial Corp.	—	16
Coca-Cola Co. (The)	—	—
Columbia Sportswear Co.	—	23
CommScope Holding Co., Inc.*	1	7
Computershare Ltd.	—	2
Confluent, Inc., Class A*	2	45
ConocoPhillips	4	447
Constellation Brands, Inc., Class A	—	86
Cooper Cos., Inc. (The)	—	80
Copart, Inc.*	2	105
Coterra Energy, Inc.	1	30
Crowdstrike Holdings, Inc., Class A*	—	32
CSL Ltd.	—	44
CVS Health Corp.	1	62
Deere & Co.	2	713
Dexcom, Inc.*	1	87
Dick's Sporting Goods, Inc.	—	33
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Dollar General Corp.	—	19
Dover Corp.	—	50
EastGroup Properties, Inc., REIT	—	12
Eastman Chemical Co.	2	144
Eaton Corp. plc	2	269
Edison International	—	25
Eli Lilly & Co.	—	106
Energizer Holdings, Inc.	1	22
Entegris, Inc.	1	44
Entergy Corp.	—	23
EOG Resources, Inc.	1	177
Equifax, Inc.	—	49
Estee Lauder Cos., Inc. (The), Class A	—	73
Exact Sciences Corp.*	1	56
Exelixis, Inc.*	2	35
Federal Realty Investment Trust, REIT	—	29
FedEx Corp.	—	31
Ferguson plc	1	92
First Republic Bank	—	47
FleetCor Technologies, Inc.*	—	23
Fortune Brands Innovations, Inc.	1	31
Freeport-McMoRan, Inc.	2	60
Gap, Inc. (The)	1	10
Garmin Ltd.	1	39
General Dynamics Corp.	—	41
Global Payments, Inc.	1	56
Globant SA*	—	51
GSK plc	2	29
Haleon plc*	2	8
Hartford Financial Services Group, Inc. (The)	—	29
HCA Healthcare, Inc.	—	47
Hilton Worldwide Holdings, Inc.	1	89
Home Depot, Inc. (The)	—	19
Honeywell International, Inc.	—	40
Horizon Therapeutics plc*	1	142
Hubbell, Inc.	—	66
HubSpot, Inc.*	—	36
IAC, Inc.*	1	29
Ingersoll Rand, Inc.	2	83
Insulet Corp.*	—	67
International Business Machines Corp.	—	31
Intuit, Inc.	1	509
Intuitive Surgical, Inc.*	1	361
Invesco Ltd.	1	8
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
ITT, Inc.	—	19
James Hardie Industries plc, CDI	—	3
Jazz Pharmaceuticals plc*	—	61
JBG SMITH Properties, REIT	1	15
Johnson & Johnson	1	72
Keurig Dr Pepper, Inc.	1	23
Keysight Technologies, Inc.*	—	57
Kimco Realty Corp., REIT	2	48
Kinder Morgan, Inc.	3	47
Kraft Heinz Co. (The)	1	51
Laboratory Corp. of America Holdings	—	38
Lam Research Corp.	—	58
Lamar Advertising Co., Class A, REIT	—	26
Leidos Holdings, Inc.	—	23
Liberty Broadband Corp., Class C*	1	32
Liberty Media Corp.-Liberty SiriusXM, Class C*	1	34
Loews Corp.(b)	2	87
Lowe's Cos., Inc.	—	43
M&T Bank Corp.	1	83
Marriott International, Inc., Class A	4	536
Marsh & McLennan Cos., Inc.	—	10
Martin Marietta Materials, Inc.	—	55
Marvell Technology, Inc.	1	43
Mastercard, Inc., Class A(b)	3	1,054
McDonald's Corp.	1	222
McKesson Corp.	—	100
Medtronic plc	—	21
Merck & Co., Inc.	—	42
Meta Platforms, Inc., Class A*	4	490
Mettler-Toledo International, Inc.*	—	69
MGIC Investment Corp.	1	17
Microsoft Corp.(b)	10	2,436
Mid-America Apartment Communities, Inc., REIT	—	37
Middleby Corp. (The)*	—	22
Mohawk Industries, Inc.*	—	31
MongoDB, Inc.*	—	46
Morgan Stanley	1	97
Murphy USA, Inc.	—	24
Natera, Inc.*	1	29
National Vision Holdings, Inc.*	1	34
Nestle SA (Registered)	4	453
Newell Brands, Inc.	2	26
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Nexstar Media Group, Inc., Class A	—	15
NextEra Energy, Inc.	7	564
NIKE, Inc., Class B	5	588
Norfolk Southern Corp.	—	22
Northern Trust Corp.	—	32
Northrop Grumman Corp.	—	33
NVIDIA Corp.	1	152
Old Dominion Freight Line, Inc.	—	41
Packaging Corp. of America	—	44
Palo Alto Networks, Inc.*	1	100
PG&E Corp.*	2	34
Philip Morris International, Inc.	—	36
Phillips 66	1	50
PNC Financial Services Group, Inc. (The)	—	62
Post Holdings, Inc.*	1	37
Procter & Gamble Co. (The)	—	54
Progressive Corp. (The)	5	574
Prologis, Inc., REIT	5	530
Public Service Enterprise Group, Inc.	—	19
Public Storage, REIT	—	20
QUALCOMM, Inc.	1	91
Quanta Services, Inc.	1	173
Ralph Lauren Corp.	—	29
Rayonier, Inc., REIT	1	36
Raytheon Technologies Corp.	1	65
Regeneron Pharmaceuticals, Inc.*	1	623
Roche Holding AG	1	308
Ross Stores, Inc.	5	528
Royal Caribbean Cruises Ltd.*	1	35
Royalty Pharma plc, Class A	2	71
S&P Global, Inc.	1	460
Schneider Electric SE	1	163
ServiceNow, Inc.*	—	78
SolarEdge Technologies, Inc.*	—	90
Stellantis NV	14	195
Sun Communities, Inc., REIT	1	159
SVB Financial Group*	—	27
Synopsys, Inc.*	—	91
Sysco Corp.	—	21
T. Rowe Price Group, Inc.	—	27
Target Corp.	2	216
TD SYNNEX Corp.	—	26
Tesla, Inc.*	2	247
Texas Instruments, Inc.	—	53
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	11

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Texas Roadhouse, Inc.	—	25
Thermo Fisher Scientific, Inc.	—	105
Timken Co. (The)	—	20
T-Mobile US, Inc.*	2	298
Toro Co. (The)	1	60
Tractor Supply Co.	—	74
Trade Desk, Inc. (The), Class A*	1	33
Trane Technologies plc	2	290
Travelers Cos., Inc. (The)	—	65
Truist Financial Corp.	7	284
Uber Technologies, Inc.*	16	399
Union Pacific Corp.	2	452
United Parcel Service, Inc., Class B	3	469
UnitedHealth Group, Inc.	2	907
US Bancorp	1	42
Verizon Communications, Inc.	2	58
Vertex Pharmaceuticals, Inc.*	—	28
Vulcan Materials Co.	—	17
Wells Fargo & Co.	11	444
Welltower, Inc., REIT	—	15
WestRock Co.	1	24
Weyerhaeuser Co., REIT	2	54
Williams Cos., Inc. (The)	1	45
Wolfspeed, Inc.*	1	31
Xcel Energy, Inc.	1	49
Yum! Brands, Inc.	2	294
Zebra Technologies Corp., Class A*	—	49
Zimmer Biomet Holdings, Inc.	—	25
Zoom Video Communications, Inc., Class A*	1	58
Zscaler, Inc.*	—	27
		34,670
Total Common Stocks (Cost $47,785)		57,239
	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 18.2%
Australia — 0.5%
Commonwealth of Australia
3.25%, 4/21/2025(a)	AUD 85	57
2.75%, 11/21/2029(a)	AUD 250	159
1.00%, 12/21/2030(a)	AUD 3	2
1.00%, 11/21/2031(a)	AUD 413	218
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Australia — continued
3.75%, 4/21/2037(a)	AUD 40	26
2.75%, 5/21/2041(a)	AUD 26	14
3.00%, 3/21/2047(a)	AUD 19	10
1.75%, 6/21/2051(a)	AUD 45	18
		504
Belgium — 0.4%
Kingdom of Belgium
0.80%, 6/22/2027(a)	EUR 60	59
0.90%, 6/22/2029(a)	EUR 20	19
0.10%, 6/22/2030(a)	EUR 182	158
3.00%, 6/22/2034(a)	EUR 49	51
1.90%, 6/22/2038(a)	EUR 70	62
0.40%, 6/22/2040(a)	EUR 20	13
1.60%, 6/22/2047(a)	EUR 31	24
1.70%, 6/22/2050(a)	EUR 34	26
2.15%, 6/22/2066(a)	EUR 22	18
		430
Canada — 0.9%
Canada Government Bond
2.00%, 9/1/2023	CAD 212	154
0.50%, 9/1/2025	CAD 275	186
0.25%, 3/1/2026	CAD 110	73
1.50%, 12/1/2031	CAD 182	116
4.00%, 6/1/2041	CAD 30	24
2.75%, 12/1/2048	CAD 29	19
1.75%, 12/1/2053	CAD 63	33
2.75%, 12/1/2064	CAD 48	31
Canada Housing Trust 1.25%, 6/15/2026(c)	CAD 100	68
Province of Alberta
2.90%, 12/1/2028	CAD 55	39
1.65%, 6/1/2031	CAD 130	80
Province of British Columbia
4.70%, 6/18/2037	CAD 25	19
2.95%, 6/18/2050	CAD 10	6
Province of Ontario
2.30%, 9/8/2024	CAD 80	57
0.01%, 11/25/2030(a)	EUR 170	140
		1,045
China — 0.1%
Export-Import Bank of China (The) 0.75%, 5/28/2023(a)	EUR 100	106
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Insurance Trust	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Denmark — 0.1%
Kingdom of Denmark
1.50%, 11/15/2023	DKK 36	5
1.75%, 11/15/2025	DKK 28	4
0.50%, 11/15/2027	DKK 10	1
0.50%, 11/15/2029	DKK 356	44
0.00%, 11/15/2031	DKK 110	13
4.50%, 11/15/2039	DKK 173	31
0.25%, 11/15/2052	DKK 60	5
		103
France — 1.8%
French Republic
0.50%, 5/25/2025(a)	EUR 40	41
0.25%, 11/25/2026(a)	EUR 371	361
5.50%, 4/25/2029(a)	EUR 310	382
0.50%, 5/25/2029(a)	EUR 155	144
0.00%, 11/25/2030(a)	EUR 25	21
0.00%, 11/25/2031(a)	EUR 475	393
1.25%, 5/25/2034(a)	EUR 405	354
3.25%, 5/25/2045(a)	EUR 101	108
2.00%, 5/25/2048(a)	EUR 47	39
1.50%, 5/25/2050(a)	EUR 98	72
0.75%, 5/25/2052(a)	EUR 49	28
0.75%, 5/25/2053(a)	EUR 40	22
4.00%, 4/25/2055(a)	EUR 14	17
1.75%, 5/25/2066(a)	EUR 44	32
		2,014
Germany — 1.8%
Bundesobligation 1.30%, 10/15/2027(a)	EUR 790	800
Bundesrepublik Deutschland
0.00%, 8/15/2031(a)	EUR 982	853
0.00%, 5/15/2035(a)	EUR 276	215
2.50%, 8/15/2046(a)	EUR 115	124
0.00%, 8/15/2050(a)	EUR 35	19
		2,011
Italy — 2.2%
Buoni Poliennali del Tesoro
0.00%, 1/15/2024(a)	EUR 300	311
0.35%, 2/1/2025(a)	EUR 283	285
1.85%, 7/1/2025(a)	EUR 71	73
0.50%, 2/1/2026(a)	EUR 157	153
1.60%, 6/1/2026(a)	EUR 244	244
3.88%, 9/15/2026(a)	EUR 192	218
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued
2.80%, 12/1/2028(a)	EUR 336	337
3.00%, 8/1/2029(a)	EUR 54	54
0.95%, 12/1/2031(a)	EUR 450	359
2.25%, 9/1/2036(a)	EUR 135	110
4.00%, 2/1/2037(a)	EUR 49	49
3.25%, 3/1/2038(a)	EUR 134	120
4.75%, 9/1/2044(a)	EUR 5	5
1.50%, 4/30/2045(a)	EUR 58	35
2.80%, 3/1/2067(a)	EUR 34	25
		2,378
Japan — 6.9%
Japan Government Bond
0.60%, 12/20/2023	JPY 72,550	556
0.10%, 9/20/2024	JPY 69,650	531
0.10%, 12/20/2024	JPY 42,250	322
0.10%, 3/20/2025	JPY 28,050	214
0.30%, 12/20/2025	JPY 64,850	497
0.01%, 12/20/2026	JPY 18,650	141
0.10%, 12/20/2026	JPY 37,450	285
0.10%, 9/20/2027	JPY 8,700	66
0.10%, 12/20/2027	JPY 63,200	478
0.10%, 6/20/2029	JPY 29,650	222
0.10%, 12/20/2029	JPY 78,550	585
0.20%, 9/20/2032	JPY 69,000	515
1.70%, 9/20/2033	JPY 36,000	304
1.50%, 3/20/2034	JPY 14,250	118
0.60%, 12/20/2037	JPY 60,050	430
2.50%, 3/20/2038	JPY 29,100	267
0.30%, 12/20/2039	JPY 72,850	480
0.50%, 12/20/2041	JPY 53,200	353
1.70%, 9/20/2044	JPY 17,600	143
1.40%, 12/20/2045	JPY 18,650	142
0.80%, 3/20/2047	JPY 32,500	215
0.70%, 12/20/2048	JPY 1,100	7
0.40%, 9/20/2049	JPY 40,400	232
0.40%, 12/20/2049	JPY 28,100	163
0.40%, 3/20/2056	JPY 15,600	82
0.90%, 3/20/2057	JPY 29,350	182
		7,530
Netherlands — 0.2%
Kingdom of Netherlands
2.50%, 1/15/2033(a)	EUR 60	62
4.00%, 1/15/2037(a)	EUR 52	63
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	13

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Netherlands — continued
0.50%, 1/15/2040(a)	EUR 48	36
2.75%, 1/15/2047(a)	EUR 50	54
0.00%, 1/15/2052(a)	EUR 18	9
		224
Qatar — 0.2%
State of Qatar 3.88%, 4/23/2023(c)	200	199
South Korea — 0.3%
Export-Import Bank of Korea
0.38%, 3/26/2024(a)	EUR 100	103
0.00%, 10/19/2024(a)	EUR 270	269
		372
Spain — 1.1%
Bonos and Obligaciones del Estado
4.80%, 1/31/2024(a)	EUR 90	98
4.65%, 7/30/2025(a)	EUR 210	234
0.00%, 1/31/2027	EUR 295	279
1.40%, 7/30/2028(a)	EUR 103	101
1.45%, 4/30/2029(a)	EUR 191	184
1.85%, 7/30/2035(a)	EUR 25	22
4.20%, 1/31/2037(a)	EUR 187	210
1.20%, 10/31/2040(a)	EUR 48	34
1.00%, 7/30/2042(a)	EUR 25	16
3.45%, 7/30/2066(a)	EUR 43	41
1.45%, 10/31/2071(a)	EUR 10	5
		1,224
Sweden — 0.1%
Kingdom of Sweden
2.50%, 5/12/2025(a)	SEK 90	9
0.75%, 5/12/2028(a)	SEK 270	24
0.75%, 11/12/2029(a)	SEK 40	3
2.25%, 6/1/2032(a)	SEK 95	9
3.50%, 3/30/2039(a)	SEK 120	13
		58
United Kingdom — 1.6%
United Kingdom of Great Britain and Northern Ireland
0.75%, 7/22/2023(a)	GBP 13	15
2.00%, 9/7/2025(a)	GBP 70	81
4.25%, 12/7/2027(a)	GBP 60	74
6.00%, 12/7/2028(a)	GBP 225	305
0.25%, 7/31/2031(a)	GBP 45	41
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
1.00%, 1/31/2032(a)	GBP 245	234
0.88%, 7/31/2033(a)	GBP 33	30
0.63%, 7/31/2035(a)	GBP 50	41
4.25%, 3/7/2036(a)	GBP 50	62
1.75%, 9/7/2037(a)	GBP 45	41
4.75%, 12/7/2038(a)	GBP 32	42
1.13%, 1/31/2039(a)	GBP 25	20
4.25%, 9/7/2039(a)	GBP 33	41
4.25%, 12/7/2040(a)	GBP 35	43
1.25%, 10/22/2041(a)	GBP 48	37
4.50%, 12/7/2042(a)	GBP 32	41
3.25%, 1/22/2044(a)	GBP 40	43
3.50%, 1/22/2045(a)	GBP 40	44
0.88%, 1/31/2046(a)	GBP 30	19
4.25%, 12/7/2046(a)	GBP 25	31
1.50%, 7/22/2047(a)	GBP 36	27
1.75%, 1/22/2049(a)	GBP 45	35
4.25%, 12/7/2049(a)	GBP 26	33
0.63%, 10/22/2050(a)	GBP 48	26
1.25%, 7/31/2051(a)	GBP 73	48
3.75%, 7/22/2052(a)	GBP 34	40
1.50%, 7/31/2053(a)	GBP 16	11
4.25%, 12/7/2055(a)	GBP 34	45
1.75%, 7/22/2057(a)	GBP 44	32
4.00%, 1/22/2060(a)	GBP 54	68
0.50%, 10/22/2061(a)	GBP 35	15
2.50%, 7/22/2065(a)	GBP 40	36
3.50%, 7/22/2068(a)	GBP 29	34
1.63%, 10/22/2071(a)	GBP 35	23
1.13%, 10/22/2073(a)	GBP 15	8
		1,766
Total Foreign Government Securities (Cost $22,110)		19,964
	SHARES (000)
Investment Companies — 16.8%
United States — 16.8%
JPMorgan Large Cap Value Fund, Class R6 Shares(d)	203	3,654
JPMorgan Income Fund, Class R6 Shares(d)	579	4,756
JPMorgan Emerging Markets Equity Fund, Class R6 Shares(d)	169	4,743
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Insurance Trust	December 31, 2022

	SHARES (000)	VALUE ($000)
Investment Companies — continued
United States — continued
JPMorgan Corporate Bond Fund, Class R6 Shares(d)	654	5,296
Total Investment Companies (Cost $18,591)		18,449
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 2.2%
U.S. Treasury Notes 0.13%, 1/31/2023(e)(Cost $2,476)	2,478	2,471
Corporate Bonds — 2.2%
Australia — 0.1%
Westpac Banking Corp. 2.00%, 1/13/2023	154	154
Canada — 0.9%
Ontario Teachers' Finance Trust
0.50%, 5/6/2025(a)	EUR 400	400
1.13%, 5/15/2026(a)	GBP 300	324
0.10%, 5/19/2028(a)	EUR 230	206
		930
China — 0.2%
China Development Bank 0.88%, 1/24/2024(a)	EUR 200	209
France — 0.4%
BNP Paribas SA 3.50%, 3/1/2023(c)	250	249
Dexia Credit Local SA
0.75%, 1/25/2023(a)	EUR 100	107
1.63%, 12/8/2023(a)	GBP 100	118
		474
Netherlands — 0.4%
BNG Bank NV
4.75%, 3/6/2023(a)	AUD 15	10
1.90%, 11/26/2025(a)	AUD 90	57
Nederlandse Waterschapsbank NV
2.00%, 12/16/2024(a)	GBP 310	358
3.50%, 7/20/2027	AUD 40	26
		451
South Korea — 0.1%
Korea Development Bank (The) 0.63%, 7/17/2023(a)	EUR 100	106
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — 0.1%
Walt Disney Co. (The) 8.88%, 4/26/2023	45	45
Total Corporate Bonds (Cost $2,530)		2,369
Supranational — 0.2%
Asian Development Bank, 3.40%, 9/10/2027(a)	AUD 140	91
European Investment Bank, 0.50%, 6/21/2023	AUD 30	20
European Union, 0.70%, 7/6/2051(a)	EUR 120	70
Inter-American Development Bank
0.50%, 5/23/2023	CAD 63	46
4.40%, 1/26/2026	CAD 16	12
Total Supranational (Cost $263)		239
Commercial Mortgage-Backed Securities — 0.2%
United States — 0.2%
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D, 4.91%, 9/10/2045(c) (f)	100	80
FHLMC, Multi-Family Structured Pass-Through Certificates Series K083, Class X1, IO, 0.04%, 9/25/2028(f)	14,503	59
FREMF Series 2018-KF46, Class B, 6.09%, 3/25/2028(c) (f)	3	3
FREMF Mortgage Trust
Series 2017-KF32, Class B, 6.69%, 5/25/2024(c) (f)	6	6
Series 2017-KF38, Class B, 6.64%, 9/25/2024(c) (f)	3	3
Series 2018-KF45, Class B, 6.09%, 3/25/2025(c) (f)	6	6
Series 2018-KF49, Class B, 6.04%, 6/25/2025(c) (f)	2	2
Series 2019-KF63, Class B, 6.49%, 5/25/2029(c) (f)	37	35
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039(f)	32	14
Total Commercial Mortgage-Backed Securities (Cost $241)		208
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	15

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.1%
Call Options Purchased — 0.1%
United States — 0.1%
iShares MSCI EAFE ETF
6/16/2023 at USD 69.00, American Style
Notional Amount: USD 4,408
Counterparty: Exchange traded*(Cost $251)	647	162
	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.0% ^
United States — 0.0% ^
Banc of America Funding Trust Series 2006-A, Class 1A1, 3.96%, 2/20/2036(f)	6	6
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 5.14%, 10/25/2047(f)	—	—
Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 3.84%, 7/25/2034(f)	—	—
Total Collateralized Mortgage Obligations (Cost $7)		6
Short-Term Investments — 7.6%
Certificates of Deposits — 0.3%
Barclays Bank plc, 5.72%, 12/7/2023 (Cost $250)	250	250
Commercial Paper — 4.2%
American Honda Finance Corp., 4.80%, 2/3/2023(g)	250	249
Bank of Montreal, 5.55%, 11/6/2023(g)	210	201
Caisse des Depots et Consignations, 3.72%, 1/6/2023(c) (g)	250	250
DBS Bank Ltd., 4.34%, 3/20/2023(g)	250	247
DNB Bank ASA, 5.38%, 12/19/2023(g)	250	238
Enel Finance America LLC, 4.97%, 1/12/2023(g)	250	249
GTA Funding LLC, 4.05%, 1/25/2023(g)	250	249
Healthpeak Properties, Inc., 5.05%, 1/31/2023(g)	250	249
ING US Funding LLC, 5.27%, 9/21/2023(g)	250	241
Louisville Gas and Electric Co., 4.89%, 1/10/2023(g)	250	250
National Securities Clearing Corp., 4.40%, 2/15/2023(g)	250	248
Natixis SA, 5.39%, 9/1/2023(g)	250	241
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Procter & Gamble Co. (The), 4.62%, 3/3/2023(g)	250	248
PSP Capital, Inc., 3.76%, 1/6/2023(c) (g)	250	250
Royal Bank of Canada, 5.53%, 12/8/2023(g)	250	238
Societe Generale SA, 5.32%, 9/15/2023(g)	250	241
TELUS Corp., 4.35%, 1/10/2023(g)	250	249
TransCanada PipeLines Ltd., 5.01%, 2/2/2023(g)	250	249
Waste Management, Inc., 4.74%, 1/10/2023(g)	250	250
Total Commercial Paper (Cost $4,637)		4,637
	SHARES (000)
Investment Companies — 3.1%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42%(d) (h) (Cost $3,405)	3,405	3,407
Total Short-Term Investments (Cost $8,292)		8,294
Total Investments — 99.7% (Cost $102,546)		109,401
Assets in Excess of Other Liabilities — 0.3%		316
NET ASSETS — 100.0%		109,717

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CDI	Certificate of interbank deposits
DKK	Danish Krone
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMorgan Insurance Trust	December 31, 2022

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $1,287.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(f)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(g)	The rate shown is the effective yield as of December 31, 2022.
(h)	The rate shown is the current yield as of December 31, 2022.
Summary of Investments by Industry, December 31, 2022
The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	18.3%
Fixed Income	9.2
Banks	5.3
International Equity	4.3
Semiconductors & Semiconductor Equipment	3.6
U.S. Equity	3.3
Software	3.2
Pharmaceuticals	3.1
Oil, Gas & Consumable Fuels	2.7
Capital Markets	2.5
U.S. Treasury Notes	2.3
Biotechnology	2.0
Machinery	1.8
Textiles, Apparel & Luxury Goods	1.8
Insurance	1.7
Hotels, Restaurants & Leisure	1.7
Internet & Direct Marketing Retail	1.6
Health Care Equipment & Supplies	1.6
IT Services	1.3
Beverages	1.3
Health Care Providers & Services	1.2
Equity Real Estate Investment Trusts (REITs)	1.0
Road & Rail	1.0
Interactive Media & Services	1.0
Others (each less than 1.0%)	15.6
Short-Term Investments	7.6
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	17

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Schatz	2	03/08/2023	EUR	226	(3)
Japan 10 Year Bond Mini	7	03/10/2023	JPY	774	(16)
Foreign Exchange AUD / USD	23	03/13/2023	USD	1,570	14
Foreign Exchange EUR / USD	86	03/13/2023	USD	11,566	129
Foreign Exchange GBP / USD	38	03/13/2023	USD	2,876	(35)
Foreign Exchange JPY / USD	82	03/13/2023	USD	7,881	310
3 Month SONIA Index	3	03/14/2023	GBP	874	1
Foreign Exchange CAD / USD	28	03/14/2023	USD	2,069	2
S&P / TSX 60 Index	5	03/16/2023	CAD	863	(30)
SPI 200 Index	3	03/16/2023	AUD	357	(9)
MSCI Emerging Markets E-Mini Index	19	03/17/2023	USD	911	(4)
MSCI Europe Equity Index	1	03/17/2023	EUR	29	(1)
U.S. Treasury 10 Year Note	2	03/22/2023	USD	224	—(a)
U.S. Treasury Ultra Bond	47	03/22/2023	USD	6,276	(139)
					219
Short Contracts
Euro-Buxl 30 Year Bond	(1)	03/08/2023	EUR	(144)	22
Euro-OAT	(3)	03/08/2023	EUR	(409)	10
EURO STOXX 50 Index	(50)	03/17/2023	EUR	(2,027)	95
MSCI EAFE E-Mini Index	(45)	03/17/2023	USD	(4,386)	75
S&P 500 E-Mini Index	(15)	03/17/2023	USD	(2,896)	62
U.S. Treasury 10 Year Note	(16)	03/22/2023	USD	(1,794)	14
3 Month SOFR Index	(3)	06/20/2023	USD	(713)	1
3 Month SOFR Index	(1)	03/18/2025	USD	(242)	(1)
					278
					497

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMorgan Insurance Trust	December 31, 2022

Forward foreign currency exchange contracts outstanding as of December 31, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	142	USD	151	Citibank, NA	1/4/2023	1
EUR	155	USD	163	HSBC Bank, NA	1/4/2023	3
EUR	603	USD	635	Merrill Lynch International	1/4/2023	9
EUR	256	USD	273	Royal Bank of Canada	1/4/2023	2
JPY	5,488	EUR	38	Merrill Lynch International	1/4/2023	1
JPY	7,553	USD	57	BNP Paribas	1/4/2023	—(a)
JPY	28,231	USD	207	HSBC Bank, NA	1/4/2023	8
JPY	49,208	USD	364	Royal Bank of Canada	1/4/2023	12
USD	980	CAD	1,323	BNP Paribas	1/4/2023	3
USD	33	GBP	27	Barclays Bank plc	1/4/2023	—(a)
USD	64	GBP	53	Royal Bank of Canada	1/4/2023	—(a)
USD	115	GBP	94	Standard Chartered Bank	1/4/2023	1
USD	36	CAD	48	Merrill Lynch International	1/18/2023	—(a)
EUR	109	USD	116	Merrill Lynch International	2/3/2023	1
JPY	5,401	USD	40	Morgan Stanley	2/3/2023	1
USD	1,019	CAD	1,379	Royal Bank of Canada	2/3/2023	—(a)
USD	60	SEK	630	Barclays Bank plc	2/3/2023	—(a)
Total unrealized appreciation						42
GBP	41	USD	50	Barclays Bank plc	1/4/2023	(1)
GBP	37	USD	45	HSBC Bank, NA	1/4/2023	—(a)
GBP	141	USD	174	Merrill Lynch International	1/4/2023	(2)
USD	703	AUD	1,043	Standard Chartered Bank	1/4/2023	(8)
USD	41	CAD	56	Merrill Lynch International	1/4/2023	—(a)
USD	102	DKK	729	State Street Corp.	1/4/2023	(3)
USD	9,219	EUR	8,863	BNP Paribas	1/4/2023	(269)
USD	41	EUR	39	Citibank, NA	1/4/2023	(1)
USD	61	EUR	58	Goldman Sachs International	1/4/2023	(1)
USD	211	EUR	200	HSBC Bank, NA	1/4/2023	(4)
USD	79	EUR	76	Merrill Lynch International	1/4/2023	(2)
USD	344	EUR	323	Morgan Stanley	1/4/2023	(1)
USD	526	EUR	499	Royal Bank of Canada	1/4/2023	(9)
USD	2,760	GBP	2,296	Merrill Lynch International	1/4/2023	(16)
USD	8,338	JPY	1,151,671	Citibank, NA	1/4/2023	(437)
USD	204	JPY	27,837	Merrill Lynch International	1/4/2023	(8)
USD	294	JPY	39,915	Morgan Stanley	1/4/2023	(10)
USD	60	SEK	630	Citibank, NA	1/4/2023	—(a)
CAD	3,194	USD	2,380	Royal Bank of Canada	1/18/2023	(21)
USD	2,277	CAD	3,147	State Street Corp.	1/18/2023	(47)
USD	710	AUD	1,043	Standard Chartered Bank	2/3/2023	(1)
USD	105	DKK	729	State Street Corp.	2/3/2023	—(a)
USD	9,556	EUR	8,942	BNP Paribas	2/3/2023	(37)
USD	2,712	GBP	2,252	Barclays Bank plc	2/3/2023	(13)
USD	8,481	JPY	1,128,943	BNP Paribas	2/3/2023	(157)
Total unrealized depreciation						(1,048)
Net unrealized depreciation						(1,006)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	19

JPMorgan Insurance Trust Global Allocation Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022 (continued)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022
(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$87,383
Investments in affiliates, at value	21,856
Options purchased, at value	162
Cash	26
Foreign currency, at value	102
Deposits at broker for futures contracts	162
Receivables:
Investment securities sold	1,949
Portfolio shares sold	—(a)
Interest from non-affiliates	108
Dividends from non-affiliates	77
Dividends from affiliates	54
Tax reclaims	66
Securities lending income (See Note 2.C.)	—(a)
Variation margin on futures contracts	515
Unrealized appreciation on forward foreign currency exchange contracts	42
Total Assets	112,502
LIABILITIES:
Payables:
Investment securities purchased	1,292
Portfolio shares redeemed	148
Unrealized depreciation on forward foreign currency exchange contracts	1,048
Accrued liabilities:
Investment advisory fees	165
Administration fees	8
Distribution fees	13
Custodian and accounting fees	32
Other	79
Total Liabilities	2,785
Net Assets	$109,717

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	21

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$112,589
Total distributable earnings (loss)	(2,872)
Total Net Assets	$109,717
Net Assets:
Class 1	$49,681
Class 2	60,036
Total	$109,717
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,175
Class 2	3,853
Net Asset Value (a):
Class 1 — Offering and redemption price per share	$15.65
Class 2 — Offering and redemption price per share	15.58
Cost of investments in non-affiliates	$80,299
Cost of investments in affiliates	21,996
Cost of options purchased	251
Cost of foreign currency	101

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan Insurance Trust	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022
(Amounts in thousands)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$268
Interest income from affiliates	—(a)
Dividend income from non-affiliates	1,293
Dividend income from affiliates	956
Income from securities lending (net) (See Note 2.C.)	3
Foreign taxes withheld (net)	(101)
Total investment income	2,419
EXPENSES:
Investment advisory fees	649
Administration fees	88
Distribution fees:
Class 2	153
Custodian and accounting fees	162
Interest expense to affiliates	—(a)
Professional fees	103
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	21
Transfer agency fees (See Note 2.I.)	1
Dividend expense to non-affiliates on securities sold short	6
Other	23
Total expenses	1,231
Less fees waived	(184)
Less expense reimbursements	(2)
Net expenses	1,045
Net investment income (loss)	1,374

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	23

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2022 (continued)
(Amounts in thousands)
JPMorgan Insurance Trust Global Allocation Portfolio
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(3,343)
Investments in affiliates	(1,316)
Options purchased	1,204
Futures contracts	(7,860)
Securities sold short	(40)
Foreign currency transactions	(172)
Forward foreign currency exchange contracts	3,252
Net realized gain (loss)	(8,275)
Distribution of capital gains received from investment company affiliates	187
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(13,893)
Investments in affiliates	(2,921)
Options purchased	(89)
Futures contracts	177
Securities sold short	10
Foreign currency translations	196
Forward foreign currency exchange contracts	(1,136)
Change in net unrealized appreciation/depreciation	(17,656)
Net realized/unrealized gains (losses)	(25,744)
Change in net assets resulting from operations	$(24,370)
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan Insurance Trust	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Insurance Trust Global Allocation Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,374	$1,130
Net realized gain (loss)	(8,275)	8,325
Distributions of capital gains received from investment company affiliates	187	508
Change in net unrealized appreciation/depreciation	(17,656)	1,333
Change in net assets resulting from operations	(24,370)	11,296
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(4,558)	(2,940)
Class 2	(4,663)	(3,333)
Total distributions to shareholders	(9,221)	(6,273)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,260	9,955
NET ASSETS:
Change in net assets	(25,331)	14,978
Beginning of period	135,048	120,070
End of period	$109,717	$135,048
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$7,431	$4,742
Distributions reinvested	4,558	2,940
Cost of shares redeemed	(9,382)	(2,359)
Change in net assets resulting from Class 1 capital transactions	2,607	5,323
Class 2
Proceeds from shares issued	11,833	12,467
Distributions reinvested	4,663	3,333
Cost of shares redeemed	(10,843)	(11,168)
Change in net assets resulting from Class 2 capital transactions	5,653	4,632
Total change in net assets resulting from capital transactions	$8,260	$9,955
SHARE TRANSACTIONS:
Class 1
Issued	411	235
Reinvested	276	147
Redeemed	(583)	(117)
Change in Class 1 Shares	104	265
Class 2
Issued	715	615
Reinvested	284	168
Redeemed	(643)	(554)
Change in Class 2 Shares	356	229
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Year Ended December 31, 2022	$20.61	$0.22	$(3.78)	$(3.56)	$(0.30)	$(1.10)	$(1.40)
Year Ended December 31, 2021	19.81	0.21	1.64	1.85	(0.21)	(0.84)	(1.05)
Year Ended December 31, 2020	17.65	0.25	2.40	2.65	(0.33)	(0.16)	(0.49)
Year Ended December 31, 2019	15.47	0.33	2.24	2.57	(0.39)	—	(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Class 2
Year Ended December 31, 2022	20.52	0.18	(3.77)	(3.59)	(0.25)	(1.10)	(1.35)
Year Ended December 31, 2021	19.73	0.15	1.65	1.80	(0.17)	(0.84)	(1.01)
Year Ended December 31, 2020	17.58	0.21	2.39	2.60	(0.29)	(0.16)	(0.45)
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class 1	0.76%	0.72%	0.68%	0.77%	0.77%
Class 2	1.01%	0.97%	0.93%	1.02%	1.02%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class 1	0.91%	0.90%	0.97%	1.03%	1.10%
Class 2	1.16%	1.15%	1.24%	1.28%	1.34%

(g)	Does not include expenses of Underlying Funds.
(h)	The Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan Insurance Trust	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)(g)	Net investment income (loss)(a)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)(g)	Portfolio turnover rate (excluding securities sold short)(h)	Portfolio turnover rate (including securities sold short)(h)

$15.65	(17.60)%	$49,681	0.76%	1.29%	0.91%	93%	99%
20.61	9.51	63,286	0.73	1.03	0.91	89	100
19.81	15.69	55,575	0.69	1.45	0.98	113	123
17.65	16.87	41,311	0.79	1.99	1.05	98	116
15.47	(6.06)	30,366	0.81	1.79	1.14	110	141

15.58	(17.82)	60,036	1.01	1.05	1.16	93	99
20.52	9.26	71,762	0.98	0.78	1.16	89	100
19.73	15.40	64,495	0.94	1.21	1.25	113	123
17.58	16.58	57,790	1.04	1.73	1.30	98	116
15.41	(6.31)	48,829	1.06	1.52	1.38	110	141
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Insurance Trust	27

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.
The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified
The investment objective of the Portfolio is to seek to maximize long-term total return.
On December 12, 2022, the Board of Trustees of the Trust (the “Board”) approved the liquidation of the Portfolio which is expected to occur on or about April 25, 2023.
Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. For existing separate accounts of participating insurance companies and Eligible Plans who were shareholders of the Portfolio as of December 21, 2022, additional purchase of Portfolio shares will be accepted up through and including April 21, 2023. For other investors, purchases of Portfolio shares were no longer accepted as of December 21, 2022.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio's valuation policies set forth by, and under the supervision and responsibility of, the Board, which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Portfolio on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Portfolio. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

28	JPMorgan Insurance Trust	December 31, 2022

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Portfolio's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$6	$—	$6
Commercial Mortgage-Backed Securities	—	208	—	208
Common Stocks
Australia	20	984	—	1,004
Belgium	—	310	—	310
Canada	409	—	—	409
China	801	185	—	986
Denmark	—	1,114	—	1,114
Finland	—	393	—	393
France	—	3,962	—	3,962
Germany	—	1,574	—	1,574
Hong Kong	—	577	—	577
India	629	—	—	629
Indonesia	—	92	—	92
Ireland	—	32	—	32
Italy	—	96	—	96
Japan	—	3,659	—	3,659
Macau	—	10	—	10
Mexico	62	—	—	62
Netherlands	—	1,578	—	1,578
New Zealand	—	3	—	3
Singapore	7	217	—	224
South Africa	—	101	—	101
South Korea	—	238	—	238
Spain	—	327	—	327

December 31, 2022	JPMorgan Insurance Trust	29

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Sweden	$—	$797	$—	$797
Switzerland	—	511	—	511
Taiwan	515	—	—	515
United Kingdom	—	3,366	—	3,366
United States	33,373	1,297	—	34,670
Total Common Stocks	35,816	21,423	—	57,239
Corporate Bonds	—	2,369	—	2,369
Foreign Government Securities	—	19,964	—	19,964
Investment Companies	18,449	—	—	18,449
Options Purchased	162	—	—	162
Supranational	—	239	—	239
U.S. Treasury Obligations	—	2,471	—	2,471
Short-Term Investments
Certificates of Deposits	—	250	—	250
Commercial Paper	—	4,637	—	4,637
Investment Companies	3,407	—	—	3,407
Total Short-Term Investments	3,407	4,887	—	8,294
Total Investments in Securities	$57,834	$51,567	$—	$109,401
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$42	$—	$42
Futures Contracts	735	—	—	735
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,048)	—	(1,048)
Futures Contracts	(238)	—	—	(238)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$497	$(1,006)	$—	$(509)
There were no significant transfers into or out of level 3 for the for the year ended December 31, 2022.
B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.
As of December 31, 2022, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

30	JPMorgan Insurance Trust	December 31, 2022

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended December 31, 2022, JPMIM waived fees associated with the Portfolio's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
The Portfolio did not have any securities on loan as of December 31, 2022.
D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2022
Security Description	Value at December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$—	$5,387	$—	$—	$(91)	$5,296	654	$17	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,575	555	—	—	(1,387)	4,743	169	32	—
JPMorgan High Yield Fund Class R6 Shares (a)	12,670	6,841	17,654	(1,216)	(641)	—	—	412	—
JPMorgan Income Fund Class R6 Shares (a)	8,925	756	4,100	(264)	(561)	4,756	579	266	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	4,892	494	1,492	2	(242)	3,654	203	70	187
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (b)	3,234	82,726	82,556	2	1	3,407	3,405	141	—(c)
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	325	6,050	6,375	—	—	—	—	3*	—
JPMorgan U.S. Value Factor ETF (a)	—	3,455	3,615	160	—	—	—	18	—
Total	$35,621	$106,264	$115,792	$(1,316)	$(2,921)	$21,856		$959	$187

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	31

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
F. Derivatives  — The Portfolio used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Portfolio may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio's risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.
The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Portfolio.
Notes F(1) — F(3) below describe the various derivatives used by the Portfolio.
(1) Options  — The Portfolio purchased and/or sold ("wrote") put and call options on various instruments including securities and options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire

32	JPMorgan Insurance Trust	December 31, 2022

premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
(2) Futures Contracts — The Portfolio used currency, index, interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Portfolio's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Portfolio's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Summary of Derivatives Information —The following table presents the value of derivatives held as of December 31, 2022, by its primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$232
Purchased Options at Market Value	162
Unrealized Depreciation on Futures Contracts*	(44)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	455
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	42
Unrealized Depreciation on Futures Contracts*	(35)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,048)

December 31, 2022	JPMorgan Insurance Trust	33

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	48
Unrealized Depreciation on Futures Contracts*	(159)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	497
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(1,006)
Purchased Options at Market Value	162

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the Portfolio's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2022:
Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$3	$(3)	$—	$—
Citibank, NA	1	(1)	—	—
HSBC Bank, NA	11	(4)	—	7
Merrill Lynch International	11	(11)	—	—
Morgan Stanley	1	(1)	—	—
Royal Bank of Canada	14	(14)	—	—
Standard Chartered Bank	1	(1)	—	—
	$42	$(35)	$—	$7

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivative Available for Offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$14	$—	$—	$14
BNP Paribas	463	(3)	—	460
Citibank, NA	438	(1)	—	437
Goldman Sachs International	1	—	—	1
HSBC Bank, NA	4	(4)	—	—
Merrill Lynch International	28	(11)	—	17
Morgan Stanley	11	(1)	—	10
Royal Bank of Canada	30	(14)	—	16
Standard Chartered Bank	9	(1)	—	8
State Street Corp.	50	—	—	50
	$1,048	$(35)	$—	$1,013

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2022, by primary underlying risk exposure:
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(4,255)
Purchased Options	1,204

34	JPMorgan Insurance Trust	December 31, 2022

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(2,894)
Forward Foreign Currency Exchange Contracts	3,252
Interest Rate Risk Exposure:
Futures Contracts	(711)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(36)
Purchased Options	(89)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	327
Forward Foreign Currency Exchange Contracts	(1,136)
Interest Rate Risk Exposure:
Futures Contracts	(114)
Derivatives Volume
The table below discloses the volume of the Portfolio's options, futures contracts and forward foreign currency exchange contracts  activity during the year ended December 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts:
Average Notional Balance Long	$39,347
Average Notional Balance Short	(21,572)
Ending Notional Balance Long	36,496
Ending Notional Balance Short	(12,611)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(7,327)
Average Settlement Value Sold	33,616
Ending Settlement Value Purchased	(4,695)
Ending Settlement Value Sold	49,131
Exchange-Traded Options:
Average Number of Contracts Purchased	62
Ending Number of Contracts Purchased	647
The Portfolio's derivatives contracts held at December 31, 2022 are not accounted for as hedging instruments under GAAP.
G. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.
The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.
The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. The Portfolio is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the

December 31, 2022	JPMorgan Insurance Trust	35

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.
As of December 31, 2022, the Portfolio had no outstanding short sales as listed on the SOI.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short and distributions of net investment income and realized capital gains from Underlying Funds, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.
To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2022 are as follows:
	Class 1	Class 2	Total
Transfer agency fees	$1	$—(a)	$1

(a)	Amount rounds to less than one thousand.
The Portfolio invested in Underlying Funds and ETFs and,  as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.E.

36	JPMorgan Insurance Trust	December 31, 2022

J. Federal Income Taxes— The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$1,216	$(1,216)
The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.E.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio's average daily net assets, plus 0.050% of the Portfolio's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Portfolio's average daily net assets in excess of $25 billion. For the year ended December 31, 2022, the effective rate was 0.075% of the Portfolio's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.E.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio's principal underwriter and promotes and arranges for the sale of the Portfolio's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

December 31, 2022	JPMorgan Insurance Trust	37

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
E. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio's respective average daily net assets as shown in the table below:
Class 1	Class 2
0.78%	1.03%
The expense limitation agreement was in effect for the year ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2023.
The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2022, the Adviser waived $0. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.
For the year ended December 31, 2022, the Portfolio's service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Total
$119	$57	$176
Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2022 was $8.
JPMIM voluntarily agreed to reimburse the Portfolio for the Trustee Fees paid to one of the interested Trustees. For the year ended December 31, 2022 the amount of this reimbursement was $2.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended December 31, 2022,  purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	JPMorgan Insurance Trust	December 31, 2022

4. Investment Transactions
During the year ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$94,840	$96,289	$2,181	$1,569	$6,554	$7,117
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$104,205	$12,132	$7,445	$4,687
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives, tax adjustments on certain investments, straddle loss deferrals and wash sale loss deferrals.
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,861	$4,360	$9,221

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,006	$2,267	$6,273

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,850	$(7,345)	$2,655
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments, straddle loss deferrals and wash sale loss deferrals.
At December 31, 2022, the Portfolio had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$6,271	$1,073

December 31, 2022	JPMorgan Insurance Trust	39

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
6. Borrowings
The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Portfolio had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Portfolio did not utilize the Credit Facility during the year ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.
As of December 31, 2022, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Portfolio's outstanding shares, and, collectively owning 81.7% of the Portfolio's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Portfolio's performance and liquidity.
The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political

40	JPMorgan Insurance Trust	December 31, 2022

developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
As of December 31, 2022, a significant portion of the investments of the Portfolio consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio's original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio.
Because of the Portfolio's investments in the Underlying Funds and ETFs , the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Portfolio's loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Portfolio's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Portfolio or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Portfolio and its investments.
The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Portfolio's investments, increase the Portfolio's volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Portfolio will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	JPMorgan Insurance Trust	41

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022 (continued)
(Dollar values in thousands)
As of December 31, 2022, the Portfolio had non-U.S. country allocations representing greater than 10% of total investments as follows:
Japan	10.2%

42	JPMorgan Insurance Trust	December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 15, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

December 31, 2022	JPMorgan Insurance Trust	43

TRUSTEES
(Unaudited)
The Portfolio's Statement of Additional Information includes additional information about the Portfolio's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	179	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	179	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	179	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	179
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	179	None

44	JPMorgan Insurance Trust	December 31, 2022

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	179	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	179
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	179
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	179	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	179	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	179	None

December 31, 2022	JPMorgan Insurance Trust	45

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	179
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	179	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	179
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	179	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	179	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (179 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

46	JPMorgan Insurance Trust	December 31, 2022

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

December 31, 2022	JPMorgan Insurance Trust	47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

48	JPMorgan Insurance Trust	December 31, 2022

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

December 31, 2022	JPMorgan Insurance Trust	49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees , or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,005.80	$3.89	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class 2
Actual	1,000.00	1,003.90	5.15	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	JPMorgan Insurance Trust	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June  21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser.  This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
 The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and Underlying Funds, including personnel changes, if any;
(iii)
The investment strategy for the Portfolio, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy for the Portfolio and how it fits with the Trust’s other fund offerings;

51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, as applicable;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Portfolio and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Portfolio and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Portfolio by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Portfolio and Underlying Funds.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Portfolio and Underlying Funds for providing administration services.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to insurance companies that use the Portfolio in connection with insurance products they issue, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Portfolio and/or Underlying Funds and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Portfolio may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative

52

to peer funds.  The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio.  The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable.  The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio.  The Trustees also noted that the adviser, not the applicable investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Portfolio’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:
The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth, second and first quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fourth, third and third quintiles of the Peer Group, and in the fourth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio.  The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place, for the Portfolio, the net advisory fee rate after taking

53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the fourth quintile of both the Peer Group and Universe.  The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

54

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Dividends Received Deduction (DRD)
The Portfolio had 8.98%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2022.
Long Term Capital Gain
The Portfolio distributed $4,360, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2022.

December 31, 2022	JPMorgan Insurance Trust	55

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorgan.com/variableinsuranceportfolios. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio's quarterly holdings can be found by visiting the Portfolio's website at www.jpmorgan.com/variableinsuranceportfolios.
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorgan.com/variableinsuranceportfolios no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
AN-JPMITGAP-1222

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination. Effective February 9, 2023, Gary L. French, Raymond Kanner and Lawrence R. Maffia have also been designated as Audit Committee financial experts by the Registrant’s Board of Trustees, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $336,182

2021 – $330,430

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $47,960

2021 – $47,960

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $58,286

2021 – $58,788

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 – $30.6 million

2021 – $30.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 23, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 23, 2023